UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LI-CYCLE HOLDINGS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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207 Queens Quay West, Suite 590
Toronto, ON M5J 1A7, Canada
NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS OF LI-CYCLE HOLDINGS CORP.
To the Shareholders of Li-Cycle Holdings Corp.:
Notice is hereby given that the annual general and special meeting (the “Meeting”) of the holders (the “Shareholders”) of common shares (the “Shares”) in the capital of Li-Cycle Holdings Corp. (the “Company”) will be held on May 23, 2024 at 8:30 a.m. (Eastern Daylight Time) via live audio webcast online at www.virtualshareholdermeeting.com/LICY2024 for the following purposes:
1.	to receive the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, including the auditor’s report thereon;
2.	to elect nine (9) directors of the Company who will serve until the end of the next annual meeting of the Shareholders or until their successors are elected or appointed;
3.
to appoint the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and to authorize the Company’s board of directors (the “Board”) to fix the auditor’s remuneration;

4.
to approve a special resolution authorizing an amendment to the Company’s articles to implement a consolidation of the Company’s issued and outstanding Shares on the basis of a consolidation ratio within a range between 2 pre-consolidation Shares for 1 post-consolidation Share and 8 pre-consolidation Shares for 1 post-consolidation Share (the “Share Consolidation”), with the ratio to be selected and implemented by the Board in its sole discretion, if at all, at any time prior to the next annual meeting of the Shareholders;

5.	to approve, on an advisory basis, the compensation of our named executive officers;
6.	to approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers;
7.	to approve any adjournment of the Meeting to a later date to be determined by the Chair of the Meeting, if necessary, to permit the Company to complete the search for a successor auditor; and
8.	to consider such other business that may properly come before the Meeting or any adjournment thereof.
You are entitled to receive notice of, and vote at, the Meeting or any postponement(s) or adjournment(s) of the Meeting if you are a Shareholder of record at the close of business on April 8,

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2024 (the “Record Date”). The rules of the Securities and Exchange Commission and Ontario securities laws allow us to furnish our proxy materials over the Internet. We are sending Shareholders a notice with instructions for accessing the materials and voting via the Internet rather than mailing a full paper set of materials on or about April 12, 2024. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy. Notice–and–access reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. Our proxy statement and our annual report will also be available at www.virtualshareholdermeeting.com/LICY2024, on our website at https://investors.li-cycle.com/events-and-presentations/, on SEDAR+ at www.SEDARplus.com, and on EDGAR at www.sec.gov. Information contained on, or that can be accessed through, our website does not constitute a part of this proxy statement and is not incorporated by reference herein.
Your vote is important
If you are a registered Shareholder or duly appointed proxyholder, you are entitled to vote at the Meeting online or by telephone and your vote is immediately confirmed and tabulated. However, even if you currently plan to participate in the webcast for the Meeting, you are encouraged to consider voting your Shares in advance, so that your vote will be counted if you later decide not to or are unable to attend the Meeting for any reason. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose.
Voting instructions and proxyholder appointments must be received by Broadridge by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting).
Beneficial (non-registered) Shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary should carefully follow the instructions of their intermediary to ensure that their Shares are voted at the Meeting in accordance with their instructions.
Only registered Shareholders and duly appointed proxyholders (including beneficial (non-registered) Shareholders who have duly appointed themselves as proxyholder) will be entitled to vote at the Meeting online. Please note that registered Shareholders and duly appointed proxyholders will need the 16-digit control number indicated on the form of proxy or voting instruction form accompanying the Notice of Meeting in order to log on to the Meeting as “Shareholder” or “Proxyholder / Appointee”. Please refer to the Proxy Statement for additional details on how to log on to the Meeting.

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If you have any questions regarding this notice, the notice-and-access procedures or the Meeting, please contact Innisfree M&A Incorporated (“Innisfree”) no later 8:15 a.m. Eastern Daylight Time on May 21, 2024. Shareholders may call the toll free: (877) 750-0854; and Banks and Brokers may call collect: (212) 750-5833.
BY ORDER OF THE BOARD OF DIRECTORS

Carl DeLuca
General Counsel and Corporate Secretary
Li-Cycle Holdings Corp.
April 12, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 23, 2024: This Notice of Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 12, 2024. This Notice of Meeting, the Proxy Statement and our annual report are available free of charge at www.virtualshareholdermeeting.com/LICY2024.

LI-CYCLE HOLDINGS CORP.
207 Queens Quay West, Suite 590
Toronto, ON M5J 1A7, Canada
PROXY STATEMENT
FOR THE 2024 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To be held at 8:30 a.m., Eastern Daylight Time, on Thursday, May 23, 2024
This proxy statement (the “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by and on behalf of the management of Li-Cycle Holdings Corp. (the “Company” or “Li-Cycle”), for use at the annual general and special meeting (the “Meeting”) of shareholders of Li-Cycle (the “Shareholders”) to be held at 8:30 a.m. (Eastern Daylight Time) on May 23, 2024 virtually via live audio webcast online, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of the Meeting (the “Notice of Meeting”).
No person has been authorized to give any information or make any representation in connection with the matters to be considered at the Meeting other than those contained in this Proxy Statement and, if given or made, any such information or representation must not be relied upon as having been authorized.
Meeting Information
The Meeting will be held online via live audio webcast at www.virtualshareholdermeeting.com/LICY2024. You will be asked to provide the control number located on your proxy card. Your control number is located inside the box with an arrow beside it on your Notice of Meeting or proxy card.
Through the audio webcast format, all Shareholders, regardless of geographic location and equity ownership, will have an equal opportunity to participate at the Meeting and engage with directors and management of the Company. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to listen to the Meeting live, submit questions live and vote online. The Notice of Meeting containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (our “Annual Report”) is first being mailed on or about April 12, 2024 to all Shareholders entitled to vote at the Meeting.
For additional details on how to attend and participate in the Meeting, please see the section titled “Questions and Answers About the Proxy Materials and Annual General and Special Meeting” below.
Information Contained in this Proxy Statement
Unless the context requires otherwise, references in this Proxy Statement to “Li-Cycle”, “we”, “us”, “our”, or the “Company” include Li-Cycle and all of its subsidiaries. Words importing the singular, where the context requires, include the plural and vice versa and words importing any gender include all genders.
Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with U.S. Securities and Exchange Commission (“SEC”) rules and Ontario securities laws, we are using the Internet as our primary means of furnishing proxy materials to our Shareholders. Consequently, most Shareholders will not receive paper copies of our proxy materials. We will instead send Shareholders a Notice of Meeting with instructions for accessing the proxy materials, including this Proxy Statement and our Annual Report, and voting via the Internet. The Notice of Meeting also provides information on how Shareholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements. Forward-looking statements include all statements that are not historical facts, including statements regarding our corporate responsibility goals and commitments and our executive compensation program. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our Annual Report and subsequent quarterly reports and other filings filed with the SEC from time to time. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND ANNUAL GENERAL AND
SPECIAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.
Why am I receiving these materials?
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the management of the Company for use at the Meeting and any postponements, rescheduling or adjournments thereof. The Meeting will be held virtually on Thursday, May 23, 2024, at 8:30 a.m., Eastern Daylight Time. You will be able to attend the virtual Meeting, vote your Shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/LICY2024 and entering the control number located on your proxy card or Notice of Meeting.
Shareholders are invited to attend the virtual Meeting and are requested to vote on the items of business described in this Proxy Statement. The Notice of Meeting, which contains instructions on how to access the proxy materials and our Annual Report, is first being sent or given on or about April 12, 2024 to all Shareholder entitled to notice of and to vote at the Meeting. The proxy materials and our Annual Report can be accessed by following the instructions in the Notice of Meeting as well as online at our Investor Relations website at https://investors.li-cycle.com.
What will I be voting on?
You will be voting on:
1.
the election of nine (9) directors of the Company who will serve until the end of the next annual Shareholders’ meeting or until their successors are elected or appointed (see page 38 of this Proxy Statement);

2.
the appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until a successor is appointed and the authorization of the Company’s board of directors (the “Board”) to fix the auditor’s remuneration (see page 39 of this Proxy Statement);

3.
the approval of a special resolution authorizing an amendment to the Company’s articles to implement a consolidation of the Company’s issued and outstanding Shares on the basis of a consolidation ratio within a range between 2 pre-consolidation Shares for 1 post-consolidation Share and 8 pre-consolidation Shares for 1 post-consolidation Share (the “Share Consolidation”), with the ratio to be selected and implemented by the Board in its sole discretion, if at all, at any time prior to the next annual meeting of the Shareholders (see page 44 of this Proxy Statement);

4.	the approval, on an advisory basis, of the compensation of our named executive officers (see page 55 of this Proxy Statement);

5.	the approval, on an advisory basis, of the frequency of future shareholder advisory votes on the compensation of our named executive officers (see page 56 of this Proxy Statement);
6.
the approval of any adjournment of the Meeting to a later date to be determined by the Chair of the Meeting, if necessary, (the “Adjournment Proposal”) to permit the Company to complete the search for a successor auditor (see page 58 of this Proxy Statement”); and

7.	any other business that may properly come before the Meeting.
The Board and management of the Company recommend that you vote FOR the election of the nine (9) proposed nominees for election as directors of the Company; FOR the appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and the authorization of the Board to fix their remuneration; FOR the Share Consolidation Resolution (as defined below); FOR the approval, on an advisory basis, of the compensation of our named executive officers; ONE YEAR for the frequency, on an advisory basis, of future shareholder advisory votes on the compensation of our named executive officers; and FOR the Adjournment Proposal.
What other matters may be brought before the Meeting?
As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment pursuant to the discretionary authority confirmed by the form of proxy.
Who is soliciting my proxy?
The management of the Company is soliciting your proxy. The Company’s management requests that you sign and return the form of proxy or voting instruction form, as applicable, so that your votes are exercised at the Meeting. The solicitation of proxies will be primarily by mail. However, the directors, officers and employees of the Company may also solicit proxies by telephone, by internet, in writing, or in person. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the non-registered (beneficial) Shareholders of the Shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. The Company may also use the services of outside firms to solicit proxies. The cost of soliciting proxies will be borne by the Company.

The Company has retained Innisfree M&A Incorporated (“Innisfree”) as its proxy solicitation agent for assistance in connection with the solicitation of proxies for the Meeting, and will pay Innisfree fees of approximately $35,000 for such services including anticipated certain out-of-pocket expenses.
Who is entitled to vote?
Only registered holders of Shares as at the close of business on April 8, 2024 (the “Record Date”), or their duly appointed proxyholders or representatives, are entitled to vote at the Meeting or any postponement or adjournment thereof. No person becoming a Shareholder after the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof. The failure of a Shareholder to receive this Notice of Meeting does not deprive the Shareholder of the right to vote at the Meeting.
The authorized share capital of the Company consists of (i) an unlimited number of Shares, and (ii) an unlimited number of preferred shares, issuable in series. As at the Record Date, 179,082,557 Shares and no preferred shares were issued and outstanding. Each Share is entitled to one vote.
How do I know if I am a registered Shareholder or a non-registered (beneficial) Shareholder?
You are a registered Shareholder if your Shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company.
You are a non-registered Shareholder (also called a beneficial Shareholder) if your Shares are held in the name of a nominee (also called an intermediary), such as a securities broker, trustee, or other financial institution (an “Intermediary”).
Only registered Shareholders or duly appointed proxyholders are permitted to vote at the Meeting.
How do I attend the Meeting online?
This year’s Meeting will be a completely “virtual meeting” of Shareholders, conducted online via live audio webcast. Shareholders will not be able to attend the Meeting in person. In order to participate online in real-time, submit questions and vote at the Meeting, Shareholders and duly appointed proxyholders must follow the instructions below.

The steps you need to follow to participate and vote at the Meeting will depend on whether you are a registered Shareholder or a non-registered Shareholder.
Registered Shareholders	Non-Registered Shareholders	Proxyholders (including non-registered Shareholders who have duly appointed themselves as proxyholder)

If you are a registered Shareholder, you will receive a form of proxy containing the relevant details concerning the business of the Meeting, including a control number that must be used to vote by proxy in advance of the Meeting or join the live audio webcast on the day of the Meeting.
If you wish to participate and vote at the Meeting, do not complete the form of proxy, and instead, follow these steps:
First, log into: www.virtualshareholdermeeting.com/ LICY2024 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.
Second, enter the control number included on your form of proxy into the “Shareholder Login” section and click “Enter Here”.
Third, follow the instructions to access the Meeting, and vote when prompted.

If you are a non-registered Shareholder and wish to participate and vote at the Meeting yourself:
First, you need appoint yourself as proxyholder. You may appoint yourself as proxyholder by (i) following the instructions on your voting instruction form, completing the voting instruction form and returning it to your Intermediary, or (ii) visiting www.proxyvote.com. You must follow the Instructions and deadlines provided by your Intermediary in order to do so.
Second, given the Meeting will take place virtually, the process for you to appoint yourself to participate and vote at the Meeting is different than it would be for an in-person Meeting. In addition to the first step above, you must follow the additional instructions on your voting instruction form very carefully, including (i) inserting your name as the “Appointee Name”, in the space provided in your voting instruction form or online at www.proxyvote.com. Such appointee information is required for you to participate and vote at the Meeting.
Such steps must be completed by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting) or you will not be able to participate and vote at the Meeting.
If you are a non-registered Shareholder, have duly appointed yourself to participate and vote at the Meeting and want to know how to access, participate, and vote at the Meeting, see the column to the right titled “Proxyholders (including Non-Registered Shareholders who have duly appointed themselves as proxyholder)”.

If you have been appointed as third-party proxyholder for a registered or non-registered Shareholder, or if you are a non-registered Shareholder and have duly appointed yourself as proxyholder, you can access the Meeting, and participate and vote at the Meeting during the live audio webcast, by following these steps:
First, log into: www.virtualshareholdermeeting.com/
LICY2024 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.
Second, enter the Appointee Name exactly as it was provided on the applicable form of proxy or voting instruction form or through www.proxyvote.com and click on “Enter Here”. If this information is not available to you, or if you do not enter it exactly as provided, you will not be able to participate and vote the Meeting as proxyholder.
Third, follow the instructions to access the Meeting and vote when prompted.
If you have been appointed as proxyholder for more than one Shareholder, you will be asked to enter the Appointee Name for each separate Shareholder in order to vote the applicable Shares on their behalf.
Third-party proxyholders will be informed of the Appointee Name prior to the Meeting by the Shareholder who appointed them to act as proxyholder at the Meeting. Third-party proxyholders who have forgotten or misplaced the applicable Appointee Name should contact the Shareholder who appointed them as quickly as possible. Shareholders who have forgotten or misplaced the applicable Appointee Name must create a new one through www.proxyvote.com.

If you attend the Meeting, you should ensure that you have a strong, preferably high-speed, internet connection. It is your responsibility to ensure connectivity for the duration of the Meeting. The Meeting will begin promptly at 8:30 a.m. (Eastern Daylight Time) on May 23, 2024.

Online check-in will begin 15 minutes prior to that time. You should allow ample time for check-in procedures. If you encounter any difficulties accessing the Meeting online during the check-in or during the Meeting time, please call the technical support number that will be posted on the Meeting log-in page.
How do I vote if I am a registered Shareholder?
Voting by proxy before the Meeting
Registered Shareholders can vote their Shares online at the Meeting or by proxy. However, even if you currently plan to participate in the webcast for the Meeting, you are encouraged to consider voting your Shares in advance, so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting for any reason.
You can vote in advance of the Meeting as follows:
•	By Internet – Go to www.proxyvote.com and follow the instructions. You will need the control number found on your form of proxy.
•	By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
•	By telephone – Call 1-800-690-6903. You will need the control number found on your form of proxy.
Your duly completed form of proxy or your Internet or telephone voting instructions, as applicable, must be received by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting).
Appointment of a third-party proxyholder
If you vote by proxy, the individuals named on the form of proxy will vote your Shares for you unless you appoint someone else to be your proxyholder. You have the right to appoint another person of your choice who need not be a Shareholder to represent you at the Meeting (a “third party proxyholder”) other than the persons designated in the form of proxy. A registered Shareholder may appoint a third-party proxyholder as follows:
First, you need to appoint the third-party proxyholder by (i) following the instructions on your form of proxy, completing and returning your form of proxy to Broadridge, or (ii) by visiting www.proxyvote.com.
Second, given the Meeting will take place virtually, the process for you to appoint a third-party proxyholder to participate and vote at the Meeting on your behalf is different than it would be for an in-person meeting. In addition to the first step above, you must follow the additional instructions on your form of proxy very carefully, including inserting an “Appointee Name” in the space provided in your form of proxy or online at www.proxyvote.com. Such appointee information is required to participate and vote at the Meeting on your behalf.
Third, you need to inform your third-party proxyholder of the exact Appointee Name prior to the Meeting. Your third-party proxyholder will require both your Appointee Name in order to participate and vote on your behalf at the Meeting.
The first and second steps above must be completed by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting) or neither you nor your third-party proxyholder will be able to participate and vote at the Meeting.
If you fail to provide the exact Appointee Name to your third-party proxyholder appointed to participate and vote at the Meeting on your behalf, neither you nor your third-party proxyholder will be able to participate and vote at the Meeting.
If you wish to appoint a third-party proxyholder, you are encouraged to do so online at www.proxyvote.com, as this will allow you to share the Appointee Name with your third-party proxyholder easily.
Voting online at the Meeting
If you are a registered Shareholder and choose to vote online at the Meeting, you do not need to complete and return your form of proxy. Simply login to the Meeting and complete a ballot online during the Meeting. See the section titled “How do I attend the Meeting online?” above.
How do I vote if I am a non-registered Shareholder?
Voting by proxy before the Meeting
Non-registered Shareholders can vote their Shares online at the Meeting or by proxy. However, even if you currently plan to participate in the webcast for the Meeting, you are encouraged to consider voting your Shares in advance, so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting for any reason.
You can vote in advance of the Meeting as follows:
•	By Internet – Go to www.proxyvote.com and follow the instructions. You will need the control number found on your voting instruction form.
•	By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
•	By telephone – Call 1-800-690-6903. You will need the control number found on your voting instruction form.

Your duly completed voting instruction form or your Internet or telephone voting instructions, as applicable, must be received by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting).
Appointment of a Third-Party Proxyholder
As a non-registered Shareholder, you may appoint a third-party proxyholder to participate and vote at the Meeting on your behalf (other than the persons designated by management as set out on your voting instruction form), as follows:
First, you need to appoint the third-party proxyholder by (i) following the instructions on your voting instruction form, completing the voting instruction form and returning it to your Intermediary, (ii) visiting www.proxyvote.com, or (iii) telephone if your Intermediary provides you with this option. You must follow the instructions and deadlines provided by your Intermediary in order to do so.
Second, given the Meeting will take place virtually, the process for you to appoint a third-party proxyholder to participate and vote at the Meeting on your behalf is different than it would be for an in-person meeting. In addition to the first step above, you must follow the additional instructions on your voting instruction form very carefully, including (i) inserting an “Appointee Name” (i.e. the name of your third-party proxyholder) in the space provided in your voting instruction form or online at www.proxyvote.com. Such appointee information is required to participate and vote at the Meeting on your behalf.
Third, you need to inform your third-party proxyholder of the exact Appointee Name prior to the Meeting. Your third-party proxyholder will require both your Appointee Name in order to participate and vote on your behalf at the Meeting.
The first and second steps above must be completed by 8:30 a.m. (Eastern Daylight Time) on May 21, 2024 (or, if the Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting) or neither you nor your third-party proxyholder will be able to participate and vote at the Meeting.
If you fail to provide the exact Appointee Name to your third-party proxyholder appointed to participate and vote at the Meeting on your behalf, neither you nor your third-party proxyholder will be able to participate and vote at the Meeting.
If you wish to appoint a third-party proxyholder, you are encouraged to do so online at www.proxyvote.com, as this will allow you to share the Appointee Name with your third-party proxyholder easily.
Voting online at the Meeting
See the section titled “How do I attend the Meeting online?” for additional information on how to login and attend the Meeting.

How do I change or revoke my vote?
A Shareholder who executes and returns the form of proxy or voting instruction form may revoke it in any manner permitted by law.
If you are a registered Shareholder and you change your mind about how you voted before the Meeting and/or you want to revoke your proxy, you may do so by providing new voting instructions or proxyholder appointment information at www.proxyvote.com at a later time, or a new form of proxy to Broadridge at a later date, or by delivering a signed written notice specifying your instructions to the registered office of the Company, Attention: Corporate Secretary, at any time up to and including the last business day before the date of the Meeting or any adjournment or postponement thereof. A registered Shareholder may also access the Meeting via the live audio webcast to participate and vote at the Meeting, which will revoke any previously submitted proxy.
If you are a non-registered Shareholder and you change your mind about how you voted before the Meeting and/or you want to revoke your proxy, contact your Intermediary to find out what to do. Please note that your Intermediary will need to receive any new instructions in enough time to act on them.
How will my proxy be voted?
You can choose to vote “For,” “Against,” “Withhold,” or “Abstain,” as applicable, on the items listed on the form of proxy or voting instruction form. When you sign the form of proxy, you authorize the directors and/or officers of the Company who are named in the form of proxy to vote your Shares for you at the Meeting according to your instructions, unless you have appointed a third-party proxyholder to act as your proxy. If you return your form of proxy and do not tell us how you want to vote your Shares, your Shares will be voted (i) FOR electing each of the nine (9) director nominees who are listed in this Proxy Statement as directors of the Company; (ii) FOR appointing the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and the authorization of the Board to fix their remuneration; (iii) FOR the Share Consolidation Resolution; (iv) FOR the approval, on an advisory basis, of the compensation of our named executive officers; (v) ONE YEAR for the frequency, on an advisory basis, of future shareholder advisory votes on the compensation of our named executive officers; and (vi) FOR the approval of the Adjournment Proposal. If you do not specify how you want your Shares voted, your proxyholder will vote your Shares as they see fit on each item and on any other matter that may properly come before the Meeting.
In addition, the enclosed form of proxy gives the persons named on it authority to use their discretion in voting on amendments or variations to matters identified in the Notice of Meeting or on any matter that may properly come before the Meeting or at any adjournment(s) or postponement(s) of the Meeting. As of the date of this Proxy Statement, management is not aware of any such amendments, variations or other matters to be presented for action at the Meeting. If, however, other matters properly come before the Meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their judgment, pursuant to the discretionary authority conferred by the form of proxy.

Is my vote confidential?
The confidentiality of individual Shareholder votes is preserved, except (a) where the Shareholder clearly intends to communicate his or her individual position to management, (b) where the validity of the form of proxy is in question, or (c) as necessary to comply with legal requirements.
How do I ask questions at the Meeting?
Shareholders and duly appointed proxyholders are permitted to ask questions during the Meeting. Questions regarding procedural matters or questions that are directly related to an item of business being discussed at the Meeting will be addressed during the Meeting if submitted at the relevant time. Otherwise, the question-and-answer session will be held after the formal business of the Meeting. Questions may be asked during the Meeting by writing through the live audio webcast at www.virtualshareholdermeeting.com/LICY2024 after logging in, typing the question into the “Ask a Question” field, and clicking “Submit”.
The Chair of the Board and other members of management present at the Meeting will answer questions relating to matters to be voted on before a vote is held on each matter, if applicable. General questions will be addressed by them at the end of the Meeting during the question period. Questions from multiple Shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
All Shareholder questions are welcome. However, the Company does not intend to address questions that: are irrelevant to the Company’s operations or to the business of the Meeting; are related to non-public information about the Company; are related to personal grievances; constitute derogatory references to individuals or that are otherwise offensive to third parties; are repetitious or have already been asked by other Shareholders; are in furtherance of a Shareholder’s personal or business interest; or are out of order or not otherwise appropriate as determined by the Chair or Secretary of the Meeting in their reasonable judgment.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
In accordance with the rules of the SEC and Ontario securities laws, we have elected to distribute our proxy materials, including the Notice of Meeting, this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to our Shareholders a Notice of Meeting instead of a paper copy of the proxy materials. The Notice of Meeting contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and Annual Report, and how to request to receive all future proxy materials in printed form by mail or electronically by email. We encourage Shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.
How can I sign up for electronic proxy delivery service?
The Notice of Meeting and proxy card or voting instruction form included with the proxy materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will eliminate the cost of printing and mailing documents and will reduce the associated environmental impact. If you choose to receive future proxy materials by email, you will receive an email next year containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of the management of the Company. The persons named in the proxy, Mr. Ajay Kochhar and Mr. Tim Johnston, have been designated as proxies for the Meeting by our Board. You may be able to appoint a third-party proxyholder, see the section titled “How do I vote if I am a non-registered Shareholder?—Appointment of a Third-Party Proxyholder”. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted electronically at the virtual Meeting in accordance with the instruction of the Shareholder on such proxy. If no specific instructions are given, however, the Shares will be voted in accordance with the recommendations of the Board and management of the Company on the proposals as described above and, if any other matters are properly brought before the Meeting, the Shares will be voted in accordance with the proxies’ judgment.
What are the quorum requirements for the Meeting?
The by-laws of the Company provide that a quorum of Shareholders is present at a meeting of Shareholders if the holders of not less than 33 1/3% of the Shares entitled to vote at the meeting are present in person or represented by proxy, irrespective of the number of persons actually present at the meeting.
How are broker non-votes, withholds and abstentions counted?
If you mark the “Withhold” or “Abstain” box, you are directing your proxyholder to withhold or abstain from voting “For”, or “For” or “Against” that matter, as applicable. A withhold or abstention will be counted as present for quorum purposes but will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
When a beneficial owner of Shares held in “street name” does not give instructions to the broker or nominee holding the Shares as to how to vote on matters deemed by the New York Stock Exchange (“NYSE”) to be “non-routine,” the broker or nominee cannot vote the Shares. These unvoted Shares are counted as “broker non-votes.” Broker non-votes will be counted as present for quorum purposes but will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
How many votes are needed for approval of each proposal?
Proposal No. 1: Election of Director Nominees. The election of each of the nine (9) director nominees requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “WITHHOLD” for each director. A withhold or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.

Proposal No. 2: Appointment of Independent Auditor. The appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and the authorization of the Board to fix their remuneration requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “WITHHOLD” on this proposal. A withhold or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Proposal No. 3: Approval of Share Consolidation. For the Share Consolidation Resolution to be approved, it must be passed by at least two-thirds (2/3) of the votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Proposal No. 4: Advisory Vote on the Compensation of Our Named Executive Officers. The approval, on an advisory basis, of the compensation of our named executive officers requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. Proposal No. 4 is not binding on the Company or our Board. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Proposal No. 5: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers. The alternative among one year, two years, or three years that receives the highest number of votes cast at the Meeting by proxy or in attendance online will be deemed to be the frequency preferred by our Shareholders. You may vote by selecting “1 YEAR,” “2 YEARS,” or “3 YEARS” or “ABSTAIN” on this proposal. Proposal No. 5 is not binding on the Company or our Board. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Proposal No. 6: Approval of Adjournment Proposal. The Adjournment Proposal requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Who will count the votes?
A representative of Broadridge will tabulate the votes and act as inspector of elections.

What if I do not specify how my Shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
Shareholder of Record: Shares Registered in Your Name. See the section titled “How will my proxy be voted?” above.
Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding Shares in “street name” for customers are generally required to vote such Shares in the manner directed by their customers. If you are a U.S. beneficial owner of Shares, in the absence of timely directions, your broker, bank or other nominee will have discretion to vote your Shares on Proposal No. 2, Proposal No. 3 and Proposal No. 6. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1, Proposal No. 4, or Proposal No. 5.
What if I have technical difficulties or trouble accessing the Meeting?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify Shareholders of the decision via www.virtualshareholdermeeting.com/LICY2024.
If you encounter any difficulties accessing the virtual Meeting during the check-in or meeting time, please call the phone numbers displayed on the Virtual Meeting website. Technical support will be available starting at 8:15a.m. Eastern Daylight Time on Thursday, May 23, 2024 and will remain available until the Meeting has ended or is adjourned.
We encourage you to log in prior to the start time of the Meeting to allow reasonable time for log in procedures.
Where can I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC and on SEDAR+ within four business days after the Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.
What does it mean if I receive more than one Notice of Meeting or more than one set of printed materials?
If you receive more than one Notice of Meeting or more than one set of printed materials, your Shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Meeting or each set of printed materials, as applicable, to ensure that all of your Shares are voted.

I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Meeting and, if applicable, the proxy materials and Annual Report, may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to the below address and phone number. Any Shareholder who wants to receive separate copies of the Notice of Meeting and, if applicable, the proxy materials and Annual Report, in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the below address and phone number.
Li-Cycle Holdings Corp.
Attn: Corporate Secretary
207 Queens Quay West, Suite 590
Toronto, ON M5J 1A7, Canada

Li-Cycle’s Investor Relations Department: 1-877-542-9253
Who should I contact if I have questions?
If you have questions regarding the information contained in this Proxy Statement, you may contact Li-Cycle’s Investor Relations Department by phone, 1-877-542-9253, or by email, investors@li-cycle.com.
If you require assistance in completing the form of proxy you may contact Innisfree M&A Incorporated (“Innisfree”) no later 8:15 a.m. Eastern Daylight Time on May 21, 2024. Shareholders may call the toll free: (877) 750-0854; and Banks and Brokers may call collect: (212) 750-5833.
If you are a non-registered Shareholder and have questions about your voting instruction form, please contact your Intermediary.
When are Shareholder proposals due for next year’s annual meeting?
Please see the section titled “Shareholder Proposal Deadlines for 2025 Annual Meeting of Shareholders” in this Proxy Statement for more information regarding the deadlines for the submission of Shareholder proposals for our 2025 annual meeting of Shareholders.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Composition of Our Board
Our Board is currently comprised of nine members. The following table sets forth the names, ages, and certain other information for each of our director nominees. All information is as of April 8, 2024. Our directors are appointed to hold office until the next annual meeting of our Shareholders.
Directors	Age	Position/Title	Date First Elected or Appointed
Ajay Kochhar Ontario, Canada	32	Co-Founder and President & Chief Executive Officer	August 10, 2021
Tim Johnston Ontario, Canada	38	Co-Founder and Interim Non-Executive Chair	August 10, 2021*
Mark Wellings(1)(2)(3) Ontario, Canada	60	Corporate Director	August 10, 2021
Anthony Tse(4) Hong Kong	53	Corporate Director	August 10, 2021
Scott Prochazka(1)(2)(3) Texas, USA	58	Corporate Director	August 10, 2021
Kunal Sinha(4) New York, USA	43	Corporate Director	May 31, 2022
Jacqueline A. Dedo(1)(2)(3) Michigan, USA	62	Corporate Director	August 8, 2022
Susan Alban(2)(4) Colorado, USA	41	Corporate Director	April 27, 2023
Diane Pearse(1)(4) Illinois, USA	66	Corporate Director	April 27, 2023
*
Mr. Johnston has served as our Co-Founder and Executive Chair from the consummation of the Business Combination on August 10, 2021. On March 26, 2024, Mr. Johnston transitioned to the role of interim non-executive Chair.

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Member of Health, Safety, Environment and Sustainability Committee.
On March 25, 2024, in connection with the issuance of a senior secured convertible note in an aggregate principal amount of $75,000,000 by Li-Cycle to Glencore Canada Corporation, Li-Cycle, Glencore Canada Corporation, Glencore Ltd. and Glencore plc (together with their affiliates, “Glencore”) entered into a side letter agreement (the “Side Letter”), which granted Glencore the right to nominate two additional directors for election or appointment to the Board, for a total of three nominees. Pursuant to the Side Letter, Glencore will provide notice to Li-Cycle of the first nominee in the near term and of the second nominee in 2025 in connection with the 2025 annual meeting of Shareholders.

Nominees
Ajay Kochhar
Ajay Kochhar has served as our President and CEO, Co-Founder, and a director since the consummation of the Business Combination on August 10, 2021. Before founding Li-Cycle, Mr. Kochhar gained extensive technology and project development experience through progressive roles with Hatch’s industrial cleantech and advisory practices. While working in that space, he garnered in-depth engineering and project management experience through clean technology development in the lithium, cobalt, nickel, copper, gold, lead, zinc, molybdenum, and rare earth metals industries. His technical expertise spans the entire project lifecycle, from conceptual and pre-feasibility study to construction and commissioning. Mr. Kochhar is a graduate of the University of Toronto and holds a Bachelor of Applied Science (BASc) in Chemical Engineering.
Tim Johnston
Tim Johnston served as our Co-Founder and Executive Chair from the consummation of the Business Combination on August 10, 2021. On March 26, 2024, Mr. Johnston transitioned to the role of interim non-executive Chair of the Company’s Board. With more than 15 years of experience, Mr. Johnston has overseen the development and operation of batteries, metals, industrial minerals and large infrastructure assets. In addition to co-founding Li-Cycle, Mr. Johnston served as a director and the chief executive officer of Desert Lion Energy Inc. (“Desert Lion”), a lithium exploration and development company whose securities were listed on the TSX Venture Exchange (the “TSX-V”), from February 2018 to July 2019, when Desert Lion was sold to a third party. In mid-2019, the TSX-V initiated a review of the Desert Lion senior management team, including Mr. Johnston, to assess their suitability to act as directors or officers of a listed issuer as a result of certain incorrect statements and omissions made by Desert Lion in its press releases for a financing transaction and its listing application with the TSX-V for approval of the issuance of shares in connection with such transaction. On May 11, 2020, the TSX-V made a procedural determination that requires Mr. Johnston to make a written application to and obtain the prior written acceptance from the Compliance & Disclosure Department of the TSX-V for any proposed involvement by Mr. Johnston as a director or officer of (or to perform similar functions for) any TSX-V-listed issuer. The TSX-V has subsequently publicly stated that it has not reached any conclusions regarding the suitability of Mr. Johnston to be a director or officer of a TSX-V listed company in the future. Prior to Desert Lion, Mr. Johnston worked as a Senior Consultant for Hatch, specializing in project management and transactional analysis for their global lithium business. While there, Mr. Johnston managed the development of projects across the lithium-ion battery value chain for companies such as SQM, Rockwood Lithium (Albemarle), Bacanora Minerals, AMG-NV, Rio Tinto, Galaxy Resources, and other key developers. Mr. Johnston is also the Co-Founder and Director of Li-Metal Corp. (LIM:CN) (CSE: LIM), a Director of Lacero Solutions Inc., an Investment Committee Member of Blue Horizon Capital and an Advisory Board Member of 5E Advanced Materials in Australia. A graduate of the University of Queensland’s Mechanical Engineering Program, Mr. Johnston is a chartered professional engineer and CFA charter holder.

Mark Wellings
Mark Wellings has served as a director of the Company since the consummation of the Business Combination on August 10, 2021. Mr. Wellings is a finance professional with over 30 years international experience in both the mining industry and mining finance sector. Mr. Wellings initially worked in the mining industry both in Canada and Australia in exploration, development and production capacities. He then joined the investment dealer GMP Securities L.P. where he co-founded the firm’s corporate finance mining practice. During over 18 years at GMP Securities L.P., Mr. Wellings was responsible for, and advised on, some of the Canadian mining industry’s largest transactions, both in equity financing and mergers and acquisitions. Since then, he has been appointed to several public and private boards and is also the Vice Chair of Lithium Royalties Corp. Mr. Wellings is a Professional Engineer and holds a Master of Business Administration degree and a Bachelor of Applied Science degree in Geological Engineering.
Anthony Tse
Anthony Tse has served as a director of the Company since the consummation of the Business Combination on August 10, 2021. Mr. Tse has over 28 years of private and public corporate experience in numerous high-growth industries spanning the TMT sector, natural resources and specialty chemicals, and most recently the energy transition sectors covering the EV and LIB value chain. His roles have been predominantly in senior management, with a focus on strategy and development, M&A and corporate finance internationally – he has managed businesses and operations across four continents spanning the Greater China and Asia region, Australia, North and South America. He is the former Managing Director and Chief Executive Officer of Galaxy Resources, where he served on the board for 8 years – the company merged with Orocobre in 2021 to create Allkem and become one of the Top 5 lithium producers globally. He is currently Chair of the Board of Li-Metal Corp. (CSE: LIM), a developer of lithium metal and lithium metal anode technologies for next generation lithium solid-state batteries, a Senior Advisor to Sicona Battery Technologies, a leading developer of silicon-composite materials for next generation lithium battery anode technologies and also a Strategic Advisor to Critical Resources Limited (ASX: CRR), advancing and developing critical metals projects for a decarbonized future. Aside from his industry roles, Mr. Tse is also an Operating Partner with the Global Private Equity Group of Franklin Templeton (NYSE: BEN), a global asset management organization, and a Senior Advisor to EMR Capital (a global natural resources investment group) portfolio of companies, with whom he is focused on upstream through to mid- and downstream investments in the energy transition sector.
Scott Prochazka
Scott Prochazka has served as a director of the Company since the consummation of the Business Combination on August 10, 2021. Mr. Prochazka most recently served as the President and Chief Executive Officer and a director of CenterPoint Energy, an NYSE-listed, Fortune 500 energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations (“CenterPoint”) from January 1, 2014 to February 20, 2020. Prior to that role, Mr. Prochazka held several positions at CenterPoint since 2011, including Executive Vice President, Chief Operating Officer and Senior Vice President and Division President, Electric

Operations. Mr. Prochazka is a director of a number of other public companies, including Peridot Acquisition Corp. II, Black Hills Corp., and Saudi Electric Company. Mr. Prochazka received his B.S. in Chemical Engineering from the University of Texas in Austin.
Mr. Prochazka was elected to the Company’s Board, following being nominated by Peridot Acquisition Sponsor, LLC pursuant to the Investor Agreement. See the section titled “Related Party Transactions” below for additional information.
Kunal Sinha
Kunal Sinha has served as director of the Company since June 1, 2022. Mr. Sinha has been with Glencore since 2012 and currently serves as Glencore’s Head of Recycling. Prior to his current role, Mr. Sinha was the CEO of Glencore’s North American Sulfuric Acid business. Prior to joining Glencore, he worked for six years in Management Consulting at ZS Associates. Mr. Sinha holds an MBA from the London Business School, an M.S. in Systems and Entrepreneurial Engineering from the University of Illinois at Urbana-Champaign, and a B.Tech. in Mechanical Engineering from the Indian Institute of Technology (IIT), Kharagpur.
Mr. Sinha was elected to the Company’s Board, following being nominated by Glencore pursuant to the Glencore Note Purchase Agreement. See the section titled “Related Party Transactions” below for additional information.
Jacqueline A. Dedo
Jacqueline A. Dedo has more than 40 years of experience across a variety of functions and verticals in the automotive industry, with a focus on strategy development and creating customer value. She is co-founder of Aware Mobility, LLC. She previously served as Chief Strategy and Supply Chain Officer for Dana Holding Corp. (NYSE: DAN). Ms. Dedo has also held various leadership positions at Piston Group, The Timken Company (NYSE: TKR), Motorola (NYSE:MSI), and Robert Bosch Corporation. Ms. Dedo also has two decades of board membership experience. She currently sits on the board of directors of Cadillac Products Automotive Company, a private, internationally-recognized leader in the plastics converting industry, Workhorse Group Inc. (Nasdaq: WKHS), an OEM for commercial electric delivery vehicles and delivery drones and was recently appointed to the Board of Carbon Revolution plc (Nasdaq: CREV), a leading global manufacturer of lightweight advanced technology carbon fiber wheels. Ms. Dedo earned her Bachelor of Science degree in electrical engineering from Kettering University in Flint, Michigan, has been involved in numerous charitable organizations, and has been honored on multiple occasions by Automotive News as one of the “Top 100 Leading Women in the Automotive Industry.”
Susan Alban
Susan Alban has served as director of the Company since April 27, 2023. Ms. Alban currently serves as the Chief People Officer and an Operating Partner at Renegade Partners, where she supports the firm’s portfolio companies across all areas of Human Resources. Ms. Alban brings deep expertise in operations and product, especially around launches. Previously, Ms. Alban was the VP of People at Zume, a General Manager at Uber, as well as a group product manager at eBay, working in partnership with PayPal to drive improvements across eBay’s e-commerce funnel. Ms. Alban started her career at McKinsey & Company, where she was a management consultant for healthcare and consumer products businesses, with a focus on M&A and growth. After McKinsey, she joined CHB Capital Partners, a middle market private equity firm, where she invested and worked closely with CHB’s portfolio companies. Ms. Alban has a degree in Economics from Duke University and an MBA from Stanford Graduate School of Business.
Ms. Alban was elected to the Company’s Board pursuant to the Investor Agreement, following being nominated by Peridot Acquisition Sponsor, LLC pursuant to the Investor Agreement. See the section titled “Related Party Transactions” below for additional information.
Diane Pearse
Diane Pearse has served as a director of the Company since April 27, 2023. Ms. Pearse currently serves on the board of MSA Safety, Inc. (NYSE: MSA), a manufacturer, and supplier of safety products to protect workers and facility infrastructures in a variety of industries, as a director of Basic American Foods, Inc., a privately held food manufacturing company and as a director of Carl Budding & Company, a privately held food manufacturing company. Ms. Pearse was previously a C-Suite executive, having held CEO, COO, and CFO roles for several companies. She retired as CEO and President of Hickory Farms, LLC, a multi-channel food products retailer, in January 2022. Her other roles have included COO and Executive Vice President of Finance for Garrett Brands, a privately held consumer products company; Senior Vice President of Finance and Senior Vice President of Operations and Merchandising at Redbox Entertainment, Inc., a video entertainment, and distribution company; and CFO of Crate and Barrel, a home furnishings retailer. Her financial expertise was developed through progressive roles within the finance functions of Amoco Corporation and BP, leading multinational oil and gas companies. Ms. Pearse currently serves on the Dean’s Advisory Council for DePaul University’s Driehaus College of Business and on the board of directors of Uniting Voices Chicago, a not-for-profit organization that supports music education. Ms. Pearse was included in Crain’s 2019 Notable Women Executives over 50 and in Women Inc. Magazine’s 2019 Most Influential Corporate Directors. She is a member of The Chicago Network and a member of The Women Corporate Directors Foundation. Ms. Pearse graduated Bronze Tablet from the University of Illinois-Urbana with a Bachelor of Science in Accountancy, and obtained an MBA in Finance, with honors, from DePaul University.
Ms. Pearse was appointed to the Board on April 27, 2023 following a process led by the Nominating and Governance Committee focused on searching for candidates in our known networks in order to enhance the Board’s experience in relation to finance matters as well as to increase the number of independent Board members and meet the 30% target for gender-diversity on the Board set by the Nominating and Corporate Governance Committee.
Cease Trade Orders
To the knowledge of Li-Cycle and based on information provided by the proposed director nominees, none of the proposed director nominees are, as at the date of this Proxy Statement, or have been, within the last 10 years before the date of this Proxy Statement, a director, chief executive officer (“CEO”) or chief financial officer (“CFO”) of any company, including Li-Cycle, that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemptions under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “Order”) and that was issued while the proposed director nominee was acting in the capacity of a director, CEO or CFO; or (ii) was subject to an Order that was issued after the proposed director nominee ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO.
Bankruptcy
To the knowledge of Li-Cycle and based on information provided by the proposed director nominees, none of the proposed director nominees are, as at the date of this Proxy Statement, or have been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company, including Li-Cycle that, while that person was acting in that capacity or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets. To the knowledge of Li-Cycle and based on information provided by the proposed director nominees, none of the proposed director nominees are, as at the date of this Proxy Statement, or have been within the last 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director nominee.
Securities Penalties or Sanctions
Except as set out below, to the knowledge of Li-Cycle and based upon information provided by the proposed director nominees, none of the proposed director nominees have (i) been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director nominee.
In addition to co-founding Li-Cycle, Mr. Johnston served as a director and the president and chief executive officer of Desert Lion Energy Inc. (“Desert Lion”), a lithium exploration and development company whose securities were listed on the TSX Venture Exchange (the “TSX-V”), from February 2018 to July 2019, when Desert Lion was sold to a third party. In mid- 2019, the TSX-V initiated a review of the Desert Lion senior management team, including Mr. Johnston, to assess their suitability to act as directors or officers of a listed issuer as a result of certain incorrect statements and omissions made by Desert Lion in its press releases for a financing transaction and its listing application with the TSX-V for approval of the issuance of shares in connection with such transaction. On May 11, 2020, the TSX-V made a procedural determination that requires Mr. Johnston to make a written application to and obtain the prior written acceptance from the Compliance & Disclosure Department of the TSX-V for any proposed involvement by Mr. Johnston as a director or officer of (or to perform similar functions for) any TSX-V-listed issuer. At that time, the TSX-V advised Mr. Johnston that its determination and restrictions on Mr. Johnston were based on the TSX-V’s conclusions that Desert Lion had contravened TSX-V requirements during his tenure as the chief executive officer and president and a director of Desert Lion. Mr. Johnston subsequently commenced an appeal before the British Columbia Securities Commission (the “BCSC”) of the TSX-V’s jurisdiction to render its decision. In a decision dated February 19, 2021, the BCSC: (i) concluded that the TSX-V had the jurisdiction to issue its procedural determination and that there was no proper basis for the BCSC to interfere with that determination, and, as a result, the BCSC dismissed Mr. Johnston’s appeal, and (ii) noted that the TSX-V had committed on the record of those proceedings that the TSX-V had not reached any conclusions regarding the suitability of Mr. Johnston to be a director or officer of a TSX-V listed company in the future. To the knowledge of the Company, the TSX-V has not taken any additional steps regarding its May 11, 2020 determination.
Director Independence
Our Shares are listed on the New York Stock Exchange (“NYSE”). Under the listing standards of NYSE, independent directors must compromise a majority of a listed company’s board of directors. The NYSE listing standards also require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committee be independent. Under the listing standards of NYSE, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director has no material relationship with the listed company (either directly as a partner, shareholder or officer of an organization that has a relationship with the company) and such director does not have specified relationships with the company.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of NYSE.
Under National Instrument 58-101 – Disclosure of Corporate Governance Practices of the Canadian Securities Administrators (“NI 58-101”), a director is considered to be independent if he or she is independent within the meaning of Section 1.4 of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators (“NI 52-110”). It is the Board’s policy to have a majority of directors who satisfy the criteria for “independent directors,” as defined by the applicable rules of both the NYSE and Section 1.4 of NI 52-110. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Governance Committee”) annually reviews each director’s independence and any material relationships a director may have with the Company. Following such review, only those directors who the Board affirmatively determines have no material relationship with the Company, and otherwise satisfy the independence requirements of the NYSE, and Section 1.4 of NI 52-110, will be considered “independent directors.”

The Board has determined that each of the directors other than Mr. Kochhar, Mr. Johnston and Mr. Sinha qualify as “independent directors”, as defined under the rules of the NYSE, and NI 58-101, and therefore the Board would consist of a majority of “independent directors” (i.e., 6 of 9 directors). Mr. Kochhar is not independent by reason of the fact that he is our President and Chief Executive Officer; Mr. Johnston is not independent by reason of the fact that he is our former Executive Chair; and Mr. Sinha is not independent by reason of his employment with Glencore, with which the Company has a material commercial relationship.
There are no family relationships among any of our directors or executive officers.
Board Evaluations
The Nominating and Governance Committee is responsible for developing a process to assess the effectiveness of the Board, its committees, each chair, and the directors. The Lead Director, in collaboration with the chair of the Nominating and Governance Committee, provides an annual assessment of the overall performance and effectiveness of the Board and each committee, the Chair, each committee chair and each director, and reports annually on such assessments to the Board. The objective of the assessments is to ensure the continued effectiveness of the Board in the execution of its responsibilities and contribute to a process of continuing improvement. This assessment is discussed with the full Board following the end of each fiscal year and specifically reviews areas in which the Board and/or management believes that a better contribution could be made. Its purpose is to increase the effectiveness of the Board as a whole, as well as the effectiveness of individual Board members.
Board Leadership Structure
Our charter of the Board (the “Board Charter”) provides that Board will appoint one member to act as Chair. If at any point the Chair is not independent, the Board will also appoint one independent member to act as the Board’s lead director (the “Lead Director”). The full text of the Board Charter is set out in Annex A hereto. In addition, our Board Charter and our Corporate Governance Guidelines are available, on the “Investor Relations” section of our website, which is located at https://investors.li-cycle.com, by clicking “Governance Documents” in the “Governance” section of our website.
The Chair is not independent and consequently an independent director, Mark Wellings, has been appointed as Lead Director. The Board has adopted a written position description for the Lead Director which sets out his key responsibilities, including working with the Chair to facilitate the proper functioning and effectiveness of the Board and its committees; consulting with the Chair regarding the frequency, dates and locations of the meetings of the Board and the agendas for those meetings; ensuring that the Board operates independently of management and that the directors have an independent leadership contact; chairing and setting the agenda for in-camera meetings of the independent directors; and performing such other functions as may be reasonably requested by the Board or the Chair.
Effective as of March 26, 2024, Mr. Johnston transitioned to the role of interim non-executive Chair of the Company’s Board. Mr. Johnston provided Company-specific experience and insight developed from co-founding and leading the Company since its inception and thus the Board believed that Mr. Johnston was uniquely qualified to serve as our Executive Chair. Given Mr. Johnston’s transition from an executive role at the Company to the interim non-executive Chair of the Board, the Board believes it is in the best interests of the Company and its Shareholders to select an independent director as its next Board Chair. The Nominating and Governance Committee will be considering changes to Company’s Board and Committee composition, which are expected to be made following the Meeting. It is expected that these changes will include identifying an independent Board Chair.
Position Descriptions
Our Board has adopted a written position description for the Chair which sets out his key responsibilities, including duties relating to ensuring the proper functioning and effectiveness of the Board and its committees; in consultation with the Lead Director, the Chief Executive Officer and the Corporate Secretary, determining the frequency, dates and locations of meetings of the Board and setting the agendas for meetings of the Board; chairing Board and Shareholder meetings and carrying out such other duties and responsibilities as the Board may request from time to time.
As noted above under “Board Leadership Structure”, our Board has adopted a written position description for the Lead Director which sets out his key responsibilities.
Our Board has also adopted a written position description for each of the committee chairs which set out each of the committee chair’s key responsibilities, including duties relating to determining the frequency, dates and locations of meetings and setting committee meeting agendas, chairing committee meetings, reporting to the Board and carrying out any other special assignments or any functions as may be requested by the Board.
Our Board has adopted a written position description for the President and Chief Executive Officer which sets out the key responsibilities of the President and Chief Executive Officer, including to supervise day-to-day management of the business and affairs of the Company; formulate the Company’s short and long term strategic and business plans and present such plans to the Board; implement capital and operating plans to support the Company’s strategic and business plans; identify the risks associated with the Company’s strategic and business plans and suggest systems.
Orientation and Continuing Education
All new directors will be offered the opportunity to participate in an orientation program of the Company (the “Orientation Program”) upon being elected or appointed to the Board. Together with the senior management of the Company, the Nominating and Governance Committee will develop, implement, and regularly review and update the Orientation Program. The Orientation Program will include presentations by senior management to familiarize new directors with the role of the Board, its committees and directors, the nature and operation of the Company’s business, the Company’s strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its Code of Ethics for Principal and Senior Financial Officers, its principal officers, and its external independent auditor.

In addition, the Orientation Program will include visits to Company facilities. In addition to the Orientation Program, the Company will, from time to time, offer director education presentations and will also provide, at Company expense, the opportunity for directors to attend director orientation programs sponsored by leading universities and corporate governance organizations and other programs relating or of interest to directors.
In the past year, directors attended presentations and were provided with materials related to, among other things: trends and requirements regarding diversity, equity and inclusion in the workforce; Li-Cycle’s intellectual property portfolio; risk and best practices associated with handling and transportation of lithium-ion batteries. Directors have also been provided with presentations from senior management to familiarize them with the Company’s strategic plans, risk management issues and significant issues facing the Company.
Role of Board in Risk Oversight Process
Our Board as a whole is responsible for supervising the management of our business and affairs, including providing guidance and strategic oversight to management. The Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations and financial condition and performance. The Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant committee activities at each regular Board meeting, and evaluates the risks inherent in significant transactions.
The Audit Committee of the Board (the “Audit Committee”) assists our Board in fulfilling its general finance oversight responsibilities, specifically in the areas of internal control over financial reporting and disclosure controls and procedures, hedging and treasury management, IT & cybersecurity, risk management and insurance, and tax, and, among other things, discusses guidelines with management and the independent auditor. Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to risks relating to our corporate governance practices and the independence of our Board. The Compensation Committee of the Board (the “Compensation Committee”) assesses risks relating to our incentive compensation arrangements and whether our compensation policies and programs have the potential to encourage excessive risk-taking, as well as reviews the relationship between risk management policies and practices and compensation arrangements. While the Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.
Our Board believes its current leadership structure, with a Lead Director, separate interim non-executive Chair and CEO, a majority of independent directors and the active participation of committees in the oversight of risk and open communication with management, supports the risk oversight function of our Board. Our Board and its committees regularly communicate with members of management and consult with outside advisors regarding existing risks or in the event a new risk emerges.

Management Succession Planning
Our Board has delegated primary oversight responsibility for succession planning for our senior management positions, including our CEO, to the Compensation Committee.
Oversight of Corporate Strategy
Our Board actively oversees management’s establishment and execution of corporate strategy. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with executive management with respect to our corporate strategy. Our Board’s diverse skill set and experience enhances our Boards’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board also hold regularly scheduled executive sessions at which strategy is discussed.
Nomination of Directors
The Nominating and Governance Committee reviews the composition of the Board on an annual basis in order to ensure that it has the best mix of skills, experience, independence and diversity to guide the long-term strategy and the ongoing business operations of the Company.
The Nominating and Governance Committee, in its annual review of the composition of the Board, assesses the effectiveness of the Board nomination process and senior management appointment process at achieving the Company’s diversity objectives and monitors the implementation of its Board membership criteria guidelines. Pursuant to the Company’s Corporate Governance Guidelines, the Board has adopted a target of 30% gender-diverse membership on the Board, demonstrating its commitment to diversity, equity and inclusion. The nominees to the Board include three gender-diverse members (33%) and three racially-diverse members (33%).
Director candidates are selected based upon their character, track record of accomplishment in their respective fields, demonstrated leadership characteristics and diversity, as well as their other professional and corporate expertise, skills and experience. Pursuant to our Corporate Governance Guidelines, criteria that are considered by the Board in the selection of directors include:
(a)	the independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;
(b)
the business or other relevant experience, skills and knowledge that the individual may have that will enable the individual to provide effective oversight of the Company’s business, including anticipated regulatory and market developments;

(c)	the fit of the individual’s skill set, strength of character and judgment; and
(d)
the individual’s ability to devote sufficient time to carry out their responsibilities as a director in light of their occupation and the number of boards of directors of other public companies or significant organizations on which they serve.

In addition, the Company recognizes the importance and benefit of having a Board comprised of highly talented and experienced individuals having regard to the need to foster and promote diversity among Board members. Diversity refers to a broad range of factors that are used to distinguish groups and individuals such as age, education, experience, gender and gender expression/identity, sexual orientation, religion, disability, national origin and ethnicity, including Indigenous people and members of visible minorities. In support of this goal, the Nominating and Governance Committee will, in addition to the qualifications discussed above, when identifying candidates to nominate for election to the Board:
(a)
consider criteria that promote gender balance and diversity, including with regard to women, national origin and ethnicity, including Indigenous peoples and members of visible minorities, persons with disabilities and other factors;

(b)	consider the level of representation of women on the Board along with other markers of diversity when making recommendations for nominees to the Board and when succession planning for the Board; and
(c)
engage qualified independent external advisors, as appropriate, to assist the Board in conducting its search for candidates that meet the Board’s criteria regarding skills, gender balance, experience and diversity.

To assist in this process, the Nominating and Governance Committee is mandated to consider as part of its policies and procedures:
(a)	the periodic evaluation and assessment of individual directors as well as Board committees and the Board as a whole to identify strengths and areas for improvement;
(b)
in consultation with the Board, the development and maintenance of a director skills matrix that identifies the skills and expertise required for the Board along with potential areas for growth and improvement; and

(c)	measures designed to ensure that the nominee recruitment and identification processes are appropriate in terms of depth and scope to foster identification and progression of diverse candidates.
One out of seven, or 14%, of our executive officers are women. Specific targets or quotas for diversity appointments to the Board and to executive officer positions have not been adopted by the Board due to the need to consider a balance of criteria in each individual appointment. The Nominating and Governance Committee will, in its periodic review of the composition of the Board and executive officer appointments, assess the effectiveness of the Board nomination process and senior management appointment process at achieving the Company's diversity objectives and monitor the implementation of its Board membership criteria guidelines.

Skills Matrix
The Board brings together a range of diversity and a mix of competencies to promote the achievement of the Company’s strategic objectives and effective corporate governance and oversight. Information regarding the Company’s director nominees is set forth in the skills matrix below.
	A. KochharS	T. Johnston	M. Wellings	A. Tse	S. Prochazka	K. Sinha	J. Dedo	S. Alban	D. Pearse
Executive Leadership Experience from service in a significant leadership position, such as a chief executive officer, chief financial officer or other senior leadership role.	✔	✔	✔	✔	✔	✔	✔		✔
Board Experience Experience as a Board member of a public company or major organization, including familiarity with corporate governance and compliance requirements.	✔	✔	✔	✔	✔	✔	✔		✔

Finance & Financial Literacy
Experience in financial accounting and reporting (including familiarity with internal financial controls and IFRS, U.S. GAAP and/or Canadian GAAP), as well as tax planning and corporate finance (including corporate lending/borrowing and capital markets transactions).
	✔	✔	✔	✔	✔	✔	✔		✔
Industry Knowledge Experience in the company’s businesses and industries, including battery manufacturing and recycling, cleantech and metals/chemical production.	✔	✔	✔	✔		✔	✔

Operational Experience
Experience in technology development, engineering, capital projects and risk management, as well as the management or oversight of industrial operations, including quality control and performance management.
	✔	✔		✔	✔	✔	✔	✔	✔
International International background or global experience.	✔	✔	✔	✔		✔	✔	✔	✔
Information Technology Knowledge of information technology systems and management, information security, data privacy, and/or use of technology to facilitate business operations and customer service.							✔	✔

Safety, Health, Environment & Corporate Social Responsibility
Understanding of the requirements for a strong workplace safety culture and leading practices around occupational health and safety, environmental stewardship and community relations.
	✔	✔		✔	✔	✔		✔	✔
Strategic Planning & M&A Experience defining and driving strategic direction and growth, including experience in strategic planning, and evaluating and executing M&A and/or JV transactions.	✔	✔	✔	✔	✔	✔	✔	✔	✔
Human Resources/Executive Compensation Strong understanding of compensation, benefit and pension programs, with specific expertise in executive compensation programs.			✔	✔	✔	✔	✔	✔	✔
Capital Projects Experience in providing leadership or oversight of large capital projects, including on cost and schedule	✔	✔	✔	✔	✔		✔		✔
High-Growth Enterprise Experience in assisting rapidly scaling businesses advance through various stages of development	✔	✔	✔	✔			✔	✔
Diversity Gender identity							✔	✔	✔
Diversity Underrepresented minority, demographic background, LGBTQ+	✔			✔		✔

Public Policy, Regulatory & Government Relations
Experience in governmental and regulatory affairs, including as part of a business and/or through positions with government organizations and regulatory bodies.
	✔					✔

Supply Chain & Logistics
Experience in supply chain management encompassing the planning and management of all activities involved in the sourcing and procurement, conversion and all logistics management activities.
						✔	✔		✔
Marketing/Sales & Brand Management Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market.		✔		✔	✔	✔	✔	✔	✔

Director Term Limits and Other Mechanisms of Board Renewal
The Board seeks to maintain a balance between ensuring that there are fresh ideas and viewpoints available to the Board while not losing the insight, experience and other benefits of continuity contributed by longer serving Directors. The Board does not impose director term limits or other automatic mechanisms of board renewal.
Changes in Director Principal Employment
In the event that a material change occurs with respect to the principal employment or affiliation of an independent director, such independent director is required to notify the Chair and Corporate Secretary of such change. The Board will then consider, with the assistance of the Nominating and Governance Committee, whether, given such material change in such independent director’s principal employment or affiliation, it is appropriate for such director to continue to be nominated as a member of the Board.
Board Meetings and Committees
The Board meets at least once each quarter, with additional meetings held as deemed advisable, at such times and locations (if any) as the Chair deems necessary to fulfill the Board’s responsibilities. During the year ended December 31, 2023, there were 19 Board meetings (including regularly scheduled and special meetings). Other than Kunal Sinha, all directors then serving attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served, as described in Annex B.
The independent directors meet, without non-independent directors and members of management, at each meeting. Accordingly, during the year ended December 31, 2023, there were 19 meetings of independent directors. Meetings of independent directors and the agendas for those meetings are set by our Lead Director.
A director who has a material interest in a matter before our Board or any committee on which he or she serves is required to disclose such interest as soon as the director becomes aware of it. In situations where a director has a material interest in a matter to be considered by our Board or any committee on which he or she serves, such director may be required to absent himself or herself from the meeting while discussions and voting with respect to the matter are taking place. Directors are also required to comply with the relevant provisions of the Ontario Business Corporations Act (“OBCA”) regarding conflicts of interest.
The Company has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Health, Safety, Environment and Sustainability Committee (the “HSES Committee”). Each committee has the composition and the responsibilities described below, and each committee has a written charter that is approved by our Board. Copies of the charters for each committee are available, without charge, upon request in writing to Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada Attn: Corporate Secretary, or the “Investor Relations” section of our website, which is located at

https://investors.li-cycle.com, by clicking “Governance Documents” in the “Governance” section of our website. A copy of the charter for the Audit Committee is also attached as Annex C hereto.
Audit Committee
The members of the Audit Committee are Scott Prochazka (Chair), Jacqueline Dedo, Diane Pearse and Mark Wellings. During the fiscal year ended December 31, 2023 (“Fiscal 2023”), Ms. Dedo and Ms. Pearse were each appointed to join the Audit Committee on April 27, 2023. The Audit Committee met 10 times during Fiscal 2023.
The Board has determined that each of the director nominees expected to serve as members of the Audit Committee is an independent director, as required by applicable SEC rules, NYSE listing standards and NI 52-110. Our Board has also determined that at least two members of the Audit Committee, namely Scott Prochazka and Diane Pearse, qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Securities Act”) and that all members of the Audit Committee are “financially literate,” as such term is defined in NI 52-110 and NYSE listing standards. This designation does not, however, impose on her or him any supplemental duties, obligations or liabilities beyond those that are generally applicable to the other members of our Audit Committee and Board.
The director nominees expected to serve as members of the Audit Committee following the Meeting have direct experience that is relevant to their responsibilities:
•	Mr. Prochazka served as a President and CEO of a NYSE-listed, Fortune 500 energy delivery company, where he supervised the company’s CFO and participated in preparation of SEC financial filings;
•	Mr. Wellings is a seasoned financial professional and corporate director, with over 18 years experience in the corporate finance practice of a Canadian investment bank;
•
Ms. Dedo has had full P&L responsibilities for enterprises with up to $2 billion in revenue and is an experienced corporate director serving on the audit committee of Workhorse Group Inc., a NASDAQ listed issuer; and

•
Ms. Pearse served as Executive Vice President of Finance and CFO of several companies, having developed her financial expertise through progressive roles within the finance functions of leading multinational oil and gas companies. She currently serves on the audit committee of MSA Safety, Inc., a NYSE listed issuer.

For more information on the skills and experience of our Audit Committee members, please see the section titled “Nominees” above.
The Board has established a written charter setting forth the purpose, composition, authority and responsibility of the Audit Committee consistent with the rules of the NYSE, the SEC and the applicable Canadian securities laws. The Audit Committee is, among other things, directly responsible for monitoring the integrity of the Company’s financial statements, financial reporting process and systems of internal controls and procedures; ensuring compliance by the Company with applicable legal and regulatory requirements, reviewing areas of potential significant financial risk to the Company; evaluating the independent auditor’s independence and qualifications; and appointing, determining the compensation of and monitoring the performance of the independent auditors. The Audit Committee oversees risks and exposures to the Company related to, amongst other things, (i) threatened and pending litigation; (ii) claims against the Company or any of its subsidiaries; (iii) tax matters, regulatory compliance and correspondence from regulatory authorities; and (iv) environmental exposure.
Pre-Approval of Audit and Non-Audit Services Policy
As part of its responsibilities, the Audit Committee is required to pre-approve audit and non-audit services provided by the independent auditor in order to ensure that the provision of such services do not impair the auditor’s independence from the Company. Accordingly, the Committee has adopted a Pre-Approval of Audit and Non-Audit Services Policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions whereby audit and permitted non-audit services to be performed by the independent auditor will be pre-approved. Under the Pre-Approval Policy, the Committee may delegate pre-approval authority to one or more of its independent members. All applications or requests for services to be provided by the independent auditor will be submitted to the Company’s Chief Financial Officer, who will determine whether such proposed services are included within the list of services that have received the general pre-approval of the Committee. Requests or applications to provide services that require the specific approval of the Committee will be submitted to the Committee by both the independent auditor and the CFO.
Compensation Committee
The members of the Compensation Committee are Jacqueline Dedo (Chair), Susan Alban, Scott Prochazka and Mark Wellings. Ms. Dedo was appointed as Committee Chair and Susan Alban was appointed to the Compensation Committee on April 27, 2023. The Compensation Committee met 10 times during Fiscal 2023.
The Board has determined that each of the director nominees expected to serve as members of the Compensation Committee following the Meeting is an independent director, as required by applicable SEC rules, NYSE listing standards and NI-52-110. For more information, see the section titled “Executive Compensation” below.
The Board has established a written charter setting forth the purpose, composition, authority and responsibility of the Compensation Committee consistent with the rules of the NYSE, the SEC and the guidance of the Canadian Securities Administrators. The Compensation Committee, among other things, oversees the overall compensation strategy and policies of the Company’s employees and directors; establishes, reviews and reports on compensation of the Company’s CEO and Chair and for the executive officers who report to the CEO and Chair; administers equity-based and certain other compensation plans; and reviews the “Compensation Discussion and Analysis” and related executive compensation disclosure for inclusion in the Company’s public disclosure documents.
Nominating and Corporate Governance Committee
The members of the Nominating and Governance Committee are Mark Wellings (Chair), Jacqueline Dedo and Scott Prochazka. The Nominating and Governance Committee met 4 times during Fiscal 2023.
The Board has determined that each of the director nominees expected to serve as members of the Nominating and Governance Committee following the Meeting is an independent director, as required by applicable SEC rules, NYSE listing standards and NI-52-110.
The Board has established a written charter setting forth the purpose, composition, authority and responsibility of the Nominating and Governance Committee. The Nominating and Governance Committee is, among other things, responsible for identifying and evaluating individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending such individuals to the Board for approval as nominee; leading the performance review of the Board and its committees; and overseeing the establishment of the Company’s corporate governance practices and policies.
Health, Safety, Environment and Sustainability Committee
The current members of the HSES Committee are Anthony Tse (Chair), Susan Alban, Diane Pearse and Kunal Sinha. On April 27, 2023, Ms. Dedo stepped down and Ms. Alban was appointed to the committee. Ms. Pearse was appointed to the committee on April 27, 2023. The HSES Committee met 4 times during Fiscal 2023.
The Board has established a written charter setting forth the purpose, composition, authority and responsibility of the HSES Committee. The function and purpose of the HSES Committee as a result of those amendments is to assist the Board in fulfilling its responsibilities with respect to: (i) overseeing the development and implementation of the health, safety, environment and sustainability policies, procedures and programs of the Company and its subsidiaries; and (ii) monitoring compliance with such policies, procedures and programs.
Insider Trading Policy
Our Insider Trading Policy prohibits our executive officers and directors from (i) purchasing any financial instruments that hedge or offset (or are designed to hedge or offset) a decrease in market value of securities of Li-Cycle, and (ii) holding Li-Cycle securities in a margin account or otherwise pledging securities of Li-Cycle, except where such transactions have been proposed by an executive officer or director, reviewed and recommended by the Nominating and Governance Committee and approved by the Board. On January 17, 2023, our Board, on the recommendation of the Nominating and Governance Committee approved certain prepaid variable share forward contracts entered into by entities controlled by Ajay Kochhar, our Co-Founder, President and CEO and Tim Johnston, our Co-Founder and interim non-executive Chair, respectively, during the year ended December 31, 2023, as exceptions to the general prohibition on hedging and pledging transactions under the terms of the Insider Trading Policy For more information, please refer to the section titled “Security Ownership” below.
Compensation Committee Interlocks and Insider Participation
The Board does not believe that its members should be prohibited from serving on the boards of other companies so long as those commitments do not create material actual or potential conflicts and do not interfere with the director’s ability to fulfill his or her duties as a member of the Board.

An individual member of the Board should not sit on more than four public company boards (including that of the Company). The Company’s Corporate Governance Guidelines provide that if a member of the Board serves as an executive officer of a publicly traded company, that member should not serve on the boards of more than two public companies (including that of the Company or any other company on which such board member is an executive officer).
In selecting nominees for membership, the Board takes into account the other demands on the time of a candidate, and with respect to current members of the Board, their past attendance at, preparedness for and participation in Board and committee meetings. The Company’s Corporate Governance Guidelines provide that directors should advise the chair of the Nominating and Governance Committee and the chair of each of the committees on which they serve in advance of accepting an invitation to serve on another public company board.
The Company will seek to have no more than two board and committee interlocks at any given time. A board interlock occurs when two of the Company’s directors also serve together on the board of another public company or investment company.
During the last fiscal year, (i) none of our executive officers served on the board of directors of any other entity, any officers of which served on our Compensation Committee, and (ii) none of our executive officers served on the compensation committee of any other entity, any of officers of which served either on our Board or on our Compensation Committee.
Shareholder Recommendations for Nominations to Our Board
A Shareholder that wants to recommend a candidate for election to our Board should direct the recommendation in writing by letter to Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada Attn: Corporate Secretary. We do not have a formal policy regarding the consideration of director candidates recommended by Shareholders, but subject to the foregoing, our independent directors will consider candidates recommended by Shareholders in the same manner as candidates recommended from other sources. The Nominating and Governance Committee has discretion to decide which individuals to recommend to our Board for nomination as directors. Our Board has the final authority in determining the selection of director candidates for nomination to our Board. A Shareholder that wants to nominate a person directly for election to our Board at an annual meeting of the Shareholders must meet the deadlines and other requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC. Any nomination should be sent in writing to Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada (Attn: Corporate Secretary). Please see the section titled “Shareholder Proposal Deadlines for 2025 Annual Meeting of Shareholders” below for more information.
Communications with Directors
In cases where Shareholders or other interested parties wish to communicate directly with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our Chair or Lead Director), messages can be sent to our Corporate Secretary at legalnotices@li-cycle.com. We will initially receive and process communications before forwarding them to the addressee. All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. We generally will not forward to the directors a communication that we determine to be primarily commercial, abusive, or threatening in nature or otherwise related to an improper or irrelevant topic, or that requests general information about the Company, our products or our services.
This procedure does not apply to shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or under the OBCA, which are discussed further in the section titled “Shareholder Proposal Deadlines for 2025 Annual Meeting of Shareholders” below.
Board of Directors Attendance at Our Meeting of Shareholders
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of Shareholders. All Board members then serving who were nominated for re-election were present at our 2023 annual meeting of Shareholders.
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to all of our directors, officers, employees and agents, including our President and CEO, interim non-executive Chair, Chief Financial Officer, controller or principal accounting officer, or other persons performing similar functions, which is a “code of ethics” as defined in Item 406(b) of Regulation S-K promulgated under the Securities Act and which is a “code” under NI 58-101. The Code of Conduct sets out the Company’s fundamental values and standards of behavior that are expected from our directors, officers and employees with respect to all aspects of our business. The objective of the Code of Conduct is to provide guidelines for maintaining the Company’s integrity, reputation and honesty with a goal of honoring others’ trust in us at all times.
The full text of the Code of Conduct is posted our website at www.li-cycle.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein. If we make any amendment to the Code of Conduct or grant any waivers, including any implicit waiver, from a provision of the Code of Conduct, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC and the Canadian Securities Administrators. Under Item 406(d) of Regulation S-K, if a waiver or amendment of the Code of Conduct applies to our principal executive officer, principal financial officer, principal accounting officer or controller and relates to standards promoting any of the values described in Item 406(b) of Regulation S-K, we will disclose such waiver or amendment on our website in accordance with the requirements of Item 5.05 of Form 8-K.
The Company encourages all employees, officers and directors to report any suspected violations of the Code of Conduct promptly and intends to thoroughly investigate any good faith reports of violations. In order to ensure that violations or suspected violations can be reported without fear of retaliation, harassment or an adverse employment consequence, the Code of Conduct contains procedures that are aimed to facilitate confidential, anonymous submissions by our employees.
Interests of Directors and Executive Officers on Matters to be Acted Upon
Other than as described herein, no person who has been a director or executive officer of the

Company at any time since the beginning of the last fiscal year, no proposed nominee for election as director of the Company and no associate or affiliate of any of the foregoing persons has or had any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon other than elections to office.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
The following table sets forth information concerning the compensation of our non-employee directors for the transition period from November 1, 2022 to December 31, 2022 (the “Transition Period”) and for the 2023 fiscal year.
Name	Transition Period			Fiscal Year 2023
	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Susan Alban	0	0	0	71,691	240,000	311,691
Jacqueline Dedo	9,167	0	9,167	113,962	240,000	353,962
Richard Findlay	11,667	0	11,667	22,500	0	22,500
Alan Levande	9,167	0	9,167	17,679	0	17,679
Diane Pearse	0	0	0	75,017	240,000	315,017
Scott Prochazka	12,500	0	12,500	112,696	240,000	352,696
Kunal Sinha	9,167	0	9,167	0	194,997	194,997
Anthony Tse	10,833	0	10,833	65,000	140,000	205,000
Mark Wellings	15,000	0	15,000	127,696	240,000	367,696
(1)
The amounts reported in this column reflect the aggregate grant-date fair value of RSUs granted in each period. We provide information regarding the assumptions used to calculate the value of all option awards and RSUs granted to named executive officers in Note 20 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K. The amounts reported do not reflect whether the applicable director has actually realized or will realize an economic benefit from these awards.

(2)
As of December 31, 2023, each non-employee director in service as of such date held the following number of RSUs: Ms. Alban: 156,243; Ms. Dedo: 156,243; Ms. Pearse: 156,243; Mr. Prochazka: 156,243; Mr. Sinha: 41,313; Mr. Tse: 29,661; Mr. Wellings: 156,243. In addition, Mr. Wellings held options covering 87,003 shares as of December 31, 2023.

Director Compensation Program
The Compensation Committee periodically evaluates and makes recommendations to the Board with respect to appropriate forms and amounts of compensation for directors of the Company. In doing so, the Compensation Committee considers: (i) the time commitment associated with being a director of the Company, including, as applicable, committee (and committee chair) work and chair (or Lead Director) work; (ii) the responsibilities and risks associated with being such a director, (iii) compensation paid to directors of companies and their subsidiaries similar to the Company, and (iv) any other factors the Compensation Committee deems relevant.
In connection with the comprehensive review of the go-forward strategy of the Rochester Hub project, the Board established a Special Committee comprised of independent directors to, among other things, (1) oversee and supervise a strategic review of all or any of the Company’s operations and capital projects including its sales, general and administration functions, and (2) consider financing and other strategic alternatives. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Company Overview” to our Annual Report on Form 10-K for the Fiscal 2023. Based on a market assessment, the Board, on November 30, 2023, established the compensation for the members of the Special Committee of the Board, including a one-time RSU award corresponding to a target value of $100,000 USD as of the grant. A monthly cash retainer in the amount of $17,000 USD, plus an additional $5,000 per month for the Chair of the Special Committee, was also approved. This compensation reflects the significant time commitment and work required of the Special Committee members, which has included Special Committee meetings from four to seven days per week.
In Fiscal 2023, the Board approved the following amounts for director compensation:
Compensation Element	Cash Fees		RSU Target Values
	Annual	Monthly
Director	$55,000		$140,000
Additional Retainers
Lead Director	$25,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Health, Safety, Environment & Sustainability Committee Chair	$10,000
Special Committee Chair		$22,000	$100,000
Special Committee Member		$17,000	$100,000
Each member of our Board is entitled to reimbursement for reasonable travel and other expenses incurred when attending Board or Committee meetings or otherwise in connection with their director position. Directors do not receive any payment for attending meetings.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our articles provide that the Board will consist of a minimum of one and a maximum of ten directors. The OBCA provides that the board of an offering corporation (as defined in the OBCA, which would include the Company) must consist of not fewer than three individuals. The Board has nominated nine (9) directors for election at the Meeting.
Under the OBCA, a director may be removed with or without cause by a resolution passed by a majority of the votes cast by Shareholders attending the meeting themselves or by proxy and who are entitled to vote. The directors are elected by our Shareholders at each annual general meeting of Shareholders, and will hold office for a term expiring at the close of the next annual meeting of Shareholders or until their respective successors are elected or appointed.
Nominees for Director
Set forth in the section titled “Nominees” above are the names of the nine (9) individuals who are proposed as nominees for election as directors of the Company. Each of these individuals is currently a member of the Board. All nominees have established their eligibility and willingness to serve as directors, if elected to office. Please see the section titled “Nominees” for more information about the director nominees.
Required Vote
The election of each of the nine (9) director nominees requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “WITHHOLD” for each director. A withhold or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Board and Management Recommendation
The Board and management of the Company recommend that you vote FOR the election of the nine (9) individuals nominated.
If you do not specify how you want your Shares voted, the management nominees named in the form of proxy and voting instruction form for the Meeting intend to vote FOR the election of each of the director nominees listed in this Proxy Statement.

PROPOSAL NO. 2
APPOINTMENT OF INDEPENDENT
AUDITOR
KPMG LLP has been the independent auditor of the Company since January 31, 2022. A representative of KPMG LLP is expected to be telephonically present at the virtual Meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.
On March 28, 2024, KPMG LLP notified the Company that it has decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor. However, KPMG LLP has advised the Company that it will remain the Company’s independent registered public accounting firm until completion of its review of the consolidated interim financial statements of the Company and subsidiaries as of and for the three months ended March 31, 2024 and, if requested by the Company, as of and for the three and six months ended June 30, 2024. Further details can be found in the Current Report on Form 8-K filed with the SEC on April 2, 2024, attached in Annex D hereto.
The Audit Committee has commenced a process to identify, and recommend the appointment of, a new independent registered public accounting firm to replace KPMG LLP. As a result, this Proxy Statement does not contain the name of the new independent registered public accounting firm to be recommended for appointment. The Company cannot currently determine with certainty whether that search process will be completed prior to the Meeting on May 23, 2024 and thus is separately asking Shareholders to vote on a proposal to approve any adjournment of the Meeting. See “Proposal No. 6 – Approval of Adjournment of the Meeting” below. Once the search process is complete and the new independent registered public accounting firm to be recommended for appointment is known, the Company will advise the Shareholders whether a representative of the new independent registered public accounting firm will be present at the Meeting, whether he or she will be available to respond to appropriate questions and, if he or she will have the opportunity, if desired, to make a statement.
Changes in Registrant’s Certifying Accountant
On March 28, 2024, KPMG LLP notified the Company that it has decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor. As described below, the decision to decline to stand for re-appointment as the independent registered public accounting firm of the Company is not the result of any disagreement with KPMG LLP.
The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the year ended December 31, 2023, the two-month period ended December 31, 2022 and the year ended October 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
•	KPMG LLP’s report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 2023, the two-month period ended

December 31, 2022 and the year ended October 31, 2022 contained a separate paragraph stating that: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(iii) to the consolidated financial statements, the Company has suffered recurring losses from operations since inception, continued cash outflows from operating activities and paused its construction of the Rochester Hub project, that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(iii). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
During the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference thereto in their reports.
In addition, during the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as follows:
•
KPMG LLP’s report on the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023, advised the Company of, and the Company also disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended December 31, 2023 (filed March 15, 2024) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment due to insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner, (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its ICFR, resulting from the insufficient number of experienced personnel described above, (c) an ineffective information and communication processes, related to insufficient communication of internal control information and the operating ineffectiveness of its general IT controls to ensure the quality and timeliness of information used in control activities, including related to service organizations and (d) ineffective process-level and financial statement close control activities primarily due to a lack of sufficient documentation to provide evidence of operating effectiveness of controls;

•
KPMG LLP’s report on the effectiveness of the Company’s ICFR as of October 31, 2022, advised the Company of, and the Company also disclosed in Item 15 of the Company’s Form 20-F for the year ended October 31, 2022 (filed February 6, 2023) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment, resulting from an insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner; (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its internal control over financial reporting, resulting from the insufficient number of experienced personnel described above; (c) an ineffective information and communication process to ensure the relevance, timeliness and quality of information used in control activities, resulting from: (i) insufficient communication of internal control information, including objectives and responsibilities; and (ii) ineffective general IT controls and controls over information from a service organization; (d) an ineffective monitoring process, resulting from the evaluation and communication of internal control deficiencies not being performed in a timely manner; and (e) ineffective control activities related to the design, implementation and operation of process level controls and financial statement close controls, as a consequence of the above, which had a pervasive impact on the Company's internal control over financial reporting.
The Audit Committee engaged in discussions regarding these material weaknesses with KPMG LLP and the Company has authorized KPMG LLP to respond fully to the inquiries of any successor accountant concerning the foregoing material weaknesses.
Fees Paid to the Independent Registered Public Accounting Firm
The following table represents aggregate fees billed to us for professional services rendered by our independent registered public accounting firm (KPMG LLP (PCAOB ID No. 85)) for the fiscal years ended December 31, 2023 and October 31, 2022 and the transition period for the two months ended December 31, 2022, including the fees billed for professional services rendered to Li-Cycle for each of the fiscal years ended December 31, 2023 and October 31, 2022 and the transition period for the two months ended December 31, 2022. The fees were billed in Canadian dollars and were converted to U.S. dollars at average exchange rates of CA$1.00=US$0.6655, CA$1.00=US$0.7650 and CA$1.00=US$0.7011 for the fiscal years ended December 31, 2023 and October 31, 2022 and the transition period for the two months ended December 31, 2022, respectively.
	For the Year Ended December 31,		For the Two Months Ended December 31,
	2023	2022	2022
	($)
Audit Fees	1,463,258	877,668	266,318
Audit-Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—
Total	1,463,258	877,668	266,318
Audit Fees
Audit fees consist of audit services billed related to the audit and interim reviews of financial statements; and services related to comfort letters, consents and other services related to SEC matters.

Audit-Related Fees
None.
Tax Fees
Tax fees consist of tax compliance and tax planning advice. Tax compliance services consisted of federal, state and local income tax return assistance and transfer pricing documentation. Tax planning services included advice related to structuring certain proposed mergers, acquisitions and disposals and advice related to the alteration of employee benefit plans.
All Other Fees
None.
Auditor Independence
During Fiscal 2023, there were no other professional services provided by KPMG LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of KPMG LLP.
Audit and Non-Audit Services Pre-Approval Policy
Our Audit Committee pre-approves auditing services and permitted non-audit services to be performed for us by our independent auditor, including the fees and terms thereof (subject to certain de minimis exceptions provided by law or regulation). Audit Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. There were no services approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
Required Vote
The appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and the authorization of the Board to fix their remuneration requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “WITHHOLD” on this proposal. A withhold or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal. See “Proposal No. 6 – Approval of Adjournment of the Meeting” below.
Board and Management Recommendation
The Board and management of the Company recommend a vote “FOR” the appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and to authorize the Board to fix their remuneration.

Audit Committee Report
This Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Li-Cycle under the Securities Act or the Exchange Act, except to the extent Li-Cycle specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.
Our management is responsible for (i) establishing and maintaining internal controls and (ii) preparing Li-Cycle’s consolidated financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of Li-Cycle’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare Li-Cycle’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the Audit Committee has:
•	reviewed and discussed the audited financial statements for the year ended December 31, 2023 with the management of Li-Cycle and KPMG LLP;
•	discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the PCAOB; and
•
received the written disclosures and the letter from KPMG LLP as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP that firm’s independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report for filing with the SEC.
The Audit Committee

Scott Prochazka (Chair)
Jacqueline Dedo
Diane Pearse
Mark Wellings

PROPOSAL NO. 3
APPROVAL OF SHARE CONSOLIDATION
The Company proposes to implement a consolidation of the Company’s issued and outstanding Shares on the basis of a consolidation ratio within a range between 2 pre-consolidation Shares for 1 post-consolidation Share and 8 pre-consolidation Shares for 1 post-consolidation Share (the “Share Consolidation”), with the ratio to be selected and implemented by the Board in its sole discretion, if at all, at any time prior to the next annual meeting of the Shareholders.
Even with Shareholder approval of the Share Consolidation, the Board may determine, in its sole discretion, not to proceed with the Share Consolidation. No further action on the part of the Shareholders will be required to either implement or abandon the Share Consolidation. If the Consolidation Amendment (as defined below) effecting the Share Consolidation has not been filed prior to the next annual meeting of Shareholders of the Company, the Board will abandon the Share Consolidation. The determination as to whether the Share Consolidation will be effected, and if so, pursuant to which ratio, will be based upon those market or business factors deemed relevant by the Board at that time. For the reasons described below, however, the Board currently intends to effect the Share Consolidation if approved by Shareholders at the Meeting.
Reasons for the Proposed Share Consolidation
Our primary reasons for seeking approval to effect the Share Consolidation are (1) to increase the market price of our Shares so that we can maintain compliance with the NYSE minimum share price requirements and avoid delisting of our Shares from the NYSE, (2) to potentially improve the marketability and liquidity of the Shares and (3) to make our Shares more attractive to a broader base of investors, particularly certain institutional investors, which may allow us to develop a more diverse and long-term-oriented public market shareholder base over time.
In addition to the above, other factors that will impact whether the Share Consolidation will be effected include, but are not limited to, the historical and then-prevailing trading price and trading volume of the Shares, prevailing stock market conditions, the anticipated impact of the Share Consolidation on our ability to raise financing, business developments affecting the Company and the Company’s actual or forecasted results of operation.
Meet certain continued listing requirements of the NYSE
The Shares are listed under the symbol “LICY” on the NYSE. As previously disclosed, on December 20, 2023, the Company received a written notice from the NYSE (the “Trading Standards Notice”) that the Company was not in compliance with the continued listing standards set forth in Rule 802.01C of the NYSE Manual because the average closing price of the Shares over a consecutive 30 trading-day period was less than $1.00 (the “Minimum Average Closing Price Requirement”). Pursuant to Rule 802.01C of the NYSE Manual, the Company has a period of six months following the receipt of the Trading Standards Notice to regain compliance with the Minimum Average Closing Price Requirement. The average closing price of the Shares on the NYSE for the consecutive 30 trading-day period ending on April 8, 2024, was $0.78 per Share.

In the event that our Shares were to be delisted from the NYSE, our Shares would likely trade in the over-the-counter market, including the OTC Bulletin Board and “pink sheets”. The Board believes that a delisting of the Shares from the NYSE would adversely affect the liquidity of Shares because alternatives to NYSE, such as the OTC Bulletin Board and pink sheets, are generally considered less efficient markets. An investor would likely find it less convenient to sell or to obtain accurate quotations in seeking to buy the Shares on an over-the-counter market. Many investors would likely refrain from buying or selling the Shares due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. A delisting of the Shares from the NYSE could also result in a mandatory redemption event under the Company’s outstanding convertible notes if the Company is unable to list the Shares on an alternative Eligible Market (as defined in those agreements). A delisting of the Shares could also inhibit or restrict our ability to raise additional financing.
The Board believes that the Share Consolidation is a potentially effective means for the Company to achieve compliance with the Minimum Average Closing Price Requirement that is a requirement to maintain the listing on the NYSE prior to the June 20, 2024 deadline. Furthermore, the Board believes that Shareholder approval granting it with discretion to set the actual ratio within the range described above, rather than Shareholder approval of a specified ratio, provides the Board with maximum flexibility to react to then-current market conditions and volatility in the market price of our Shares in order to set a ratio that is intended to maintain for the foreseeable future, given market fluctuations, a Share price well in excess of the Minimum Average Closing Price Requirement to avoid potential future delisting from the NYSE. However, there can be no assurance that the Share Consolidation would have such effects, initially or in the future, or that it would enable us to maintain the listing of the Shares on the NYSE. Also, there can be no assurance that an active and liquid public market for the Shares will exist. Further, notwithstanding the Minimum Average Closing Price Requirement, the listing of the Shares on the NYSE may be halted or discontinued if the Company is unable to maintain compliance with other NYSE listing requirements or for various other reasons.
Potentially improve the marketability and liquidity of the Shares
The Board believes that the increased market price of the Shares expected as a result of implementing the Share Consolidation could improve the marketability and liquidity of the Shares and encourage trading in the Shares.
Appeal to a broader range of investors to generate greater investor interest in the Company
The Board believes that the Share Consolidation and the corresponding increase in our stock price may make the Shares more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of the Shares. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the Company believes the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of the Shares, but also the Company’s market liquidity.
Procedure for Effecting the Share Consolidation
If the Share Consolidation is approved by Shareholders at the Meeting and the Board determines to implement the Share Consolidation, the Company will complete the Share Consolidation through the filing of an amendment to the Company’s articles (the “Consolidation Amendment”) with the Director under the OBCA. The Share Consolidation will become effective on the date shown in the certificate of amendment issued pursuant to the OBCA.
If a Share Consolidation is effected, the Shares will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates, if any, with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. The Shares will continue to be listed on the NYSE under the symbol “LICY” subject to any future change of listing of our securities, although it will be considered a new listing with a new CUSIP number.
The Board does not intend for the Share Consolidation to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Effects of the Share Consolidation
If the Share Consolidation is approved by Shareholders and subsequently implemented, it will occur simultaneously for all of the Shares and its principal effect will be to proportionately decrease the number of issued and outstanding Shares by a factor equal to the consolidation ratio. At the close of business on April 8, 2024, the closing price of the Shares on the NYSE was $1.13 per Share, and there were 179,082,557 Shares issued and outstanding. Based on such number of issued and outstanding Shares, and without taking into account any change to the number of issued and outstanding Shares between April 8, 2024 and the effective date of the Share Consolidation, immediately following the completion of the Share Consolidation, there will be approximately 89,541,278 Shares issued and outstanding if the Board elects to use the minimum ratio of 2-to-1 and approximately 22,385,319 Shares issued and outstanding if the Board elects to use the maximum ratio of 8-to-1 (in each case disregarding any resulting fractional Shares).
Following the implementation of the Share Consolidation, the Shares will continue to be listed on the NYSE under the symbol “LICY”. Pre-Share Consolidation voting rights and other rights of the holders of Shares will not be affected by the Share Consolidation, other than as a result of the disposition of fractional Shares. For example, a holder of 2% of the voting power attached to the outstanding Shares immediately prior to the implementation of the Share Consolidation will generally continue to hold 2% of the voting power attached to the Shares immediately after the implementation of the Share Consolidation. The number of registered Shareholders will not be affected by the Share Consolidation.

The Company is authorized to issue an unlimited number of Shares and the Share Consolidation will not have any effect on the number of Shares that remain available for future issuance.
The exercise or conversion price and, or, the number of Shares issuable under any of the Company’s outstanding securities that are exercisable or convertible into Shares, including under outstanding stock options to purchase Shares, restricted share units, warrants, rights, convertible notes and any other similar securities, will be proportionately adjusted upon the implementation of the Share Consolidation, in accordance with the terms of such securities.
Effect on Non-Registered Shareholders
Non-registered Shareholders holding their Shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Share Consolidation than those that will be put in place by the Company for the registered Shareholders. If you hold your Shares with such a bank, broker or other nominee and if you have any questions in this regard, you are encouraged to contact your nominee.
Effect on Registered Shareholders
All of our registered Shareholders hold their Shares in book-entry form directly with the Company’s transfer agent, Continental Stock Transfer & Trust Company. These Shareholders do not have Share certificates evidencing their ownership of Shares. They are, however, provided with a statement reflecting the number of Shares registered in their accounts. Accordingly, if the Share Consolidation Resolution is approved at the Meeting and the Board determines to implement the Share Consolidation, no action needs to be taken by a Shareholder to receive post-Share Consolidation Shares. If a Shareholder is entitled to post-Share Consolidation Shares, then a transaction statement will automatically be sent to the Shareholder’s address of record indicating the number of Shares held following the Share Consolidation.
SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY SHARE CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE SHARE CONSOLIDATION.
Fractional Shares
Shareholders will not receive any fractional Shares as a result of the Share Consolidation. In the event that a Shareholder becomes entitled to a fractional Share as a result of the Share Consolidation, such fractional Share will be deemed to have been tendered by the Shareholder immediately following the Share Consolidation to the Company for cancellation for no consideration.
No Dissent Rights
Shareholders are not entitled any statutory dissent rights with respect to the proposed Share Consolidation.

Accounting Consequences
If the Share Consolidation is implemented, net income or loss per Share, and other per Share amounts, will be increased because there will be fewer Shares issued and outstanding. In future financial statements, net income or loss per Share and other per Share amounts for periods ending before the Share Consolidation took effect would be recast to give retroactive effect to the Share Consolidation.
Certain U.S. Federal Income Tax Considerations
The following discussion is a general summary based on present law of certain U.S. federal income tax consequences of the Share Consolidation relevant to U.S. Holders (as defined below) of our Shares. This discussion is not a complete description of all tax considerations that may be relevant to a U.S. Holder of Shares; it is not a substitute for tax advice. It applies only to U.S. Holders that hold common shares as capital assets and use the U.S. dollar as their functional currency. In addition, it does not describe all of the U.S. federal income tax considerations that may be relevant to a U.S. Holder in light of a U.S. Holder’s particular circumstances, including U.S. Holders subject to special rules, such as banks or other financial institutions, insurance companies, tax-exempt entities, dealers, traders in securities that elect to mark-to-market, regulated investment companies, real estate investment trusts, partnerships and other pass-through entities (including S-corporations), certain former U.S. citizens and lawful permanent residents of the United States, persons liable for the alternative minimum tax, persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of the Company’s stock or of the total value of the Company’s equity interests, investors that will hold common shares in connection with a permanent establishment or fixed base outside the United States, or investors that will hold securities as part of a hedge, straddle, conversion, constructive sale or other integrated financial transaction. This summary also does not address U.S. federal taxes other than the income tax (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or U.S. state and local, or non-U.S. tax laws or considerations. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Share Consolidation, whether or not they are in connection with the Share Consolidation. U.S. Holders are urged to consult their own tax advisors to determine the particular consequences to them.
As used in this section, “U.S. Holder” means a beneficial owner of Shares that is, for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States, (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (3) a trust subject to the control of one or more U.S. persons and the primary supervision of a U.S. court; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source.
The U.S. federal income tax treatment of a partner in a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds Shares generally will depend on the status of the partner and the activities of the partnership. Holders of Shares that are entities or arrangements treated as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the specific U.S. federal income tax consequences to their partners of the partnership’s ownership and disposition of Shares.

U.S. HOLDERS OF OUR COMMON SHARES ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SHARE CONSOLIDATION TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE SHARE CONSOLIDATION ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Federal Income Tax Consequences of the Share Consolidation
The Company expects that the Share Consolidation will qualify as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”) and a tax-deferred exchange of pre-consolidation Shares for post-consolidation Shares under Section 1036(a) of the Code. Assuming such treatment is correct, and subject to the discussion below regarding fractional post-consolidation Shares, a U.S. Holder that exchanges pre-consolidation Shares solely for post-consolidation Shares issued pursuant to the Share Consolidation should recognize no gain or loss for federal income tax purposes. The aggregate tax basis of post-consolidation Shares received by a U.S. Holder in the Share Consolidation will be equal to the aggregate tax basis of the pre-consolidation Shares surrendered in exchange therefor, subject to the discussion below regarding fractional post-consolidation Shares. The holding period of our Shares received by a U.S. Holder in the Share Consolidation will include the holding period of the common shares exchanged therefor. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the pre-consolidation Shares surrendered to post-consolidation Shares received in a recapitalization pursuant to the Share Consolidation.
A Shareholder will not receive a fractional post-consolidation Share in the Share Consolidation and will instead receive a whole number of post-consolidation Shares that is rounded down to the nearest whole number. Any U.S. Holder who would have otherwise received a fractional post-consolidation Share pursuant to the Share Consolidation should consult its own tax advisor regarding whether to allocate its aggregate tax basis in its pre-consolidation Shares immediately prior to the Share Consolidation entirely to its post-consolidation Shares immediately after the Share Consolidation or, alternatively, whether it should allocate a portion of such basis to the fractional post-consolidation Share which it would have received had its post-consolidation Shares not been rounded down to the nearest whole number pursuant to the Share Consolidation and recognize a loss on such fractional post-consolidation Share equal to the basis so allocated.
THE DISCUSSION ABOVE IS A GENERAL SUMMARY. IT DOES NOT COVER ALL TAX MATTERS THAT MAY BE OF IMPORTANCE TO A PARTICULAR U.S. HOLDER. EACH U.S. HOLDER OF COMMON SHARES IS URGED TO CONSULT ITS OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES TO IT OF THE SHARE CONSOLIDATION IN LIGHT OF SUCH U.S. HOLDER’S OWN CIRCUMSTANCES.
Certain Canadian Federal Income Tax Consequences of the Share Consolidation
The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (the “Regulations”, and collectively referred to throughout as the “Tax Act”) generally applicable to a beneficial holder of Shares whose Shares are consolidated pursuant to the Share

Consolidation and whose fractional shares, if any, resulting from the Share Consolidation are cancelled immediately thereafter and who, for purposes of the Tax Act and at all relevant times, holds their Shares as capital property and deals at arm’s length and is not affiliated with the Company (a “Holder”). Generally, the Shares will be considered to be capital property of a Holder provided the Holder does not hold the Shares in the course of carrying on a business or as part of an adventure or concern in the nature of trade.
The summary is based on the current provisions of the Tax Act in force at the date hereof; and our understanding of the current administrative policies and assessing practices of the Canada Revenue Agency published in writing by it prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, no assurances can be given that the Tax Proposals will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policy or assessing practice, whether by legislative, administrative or judicial action, nor does it take into account or anticipate any other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from those discussed herein.
This following portion of the summary does not apply to a Holder: (i) that is a “financial institution” as defined in the Tax Act for purposes of the mark-to-market rules; (ii) that is a “specified financial institution” as defined in the Tax Act; (iii) that reports its “Canadian tax results” in a currency other than the Canadian currency; (iv) an interest in which is a “tax shelter investment” for purposes of the Tax Act; or (v) that has entered into or will enter into, in respect of the Shares, a “synthetic disposition arrangement” or a “derivative forward agreement” for the purposes of the Tax Act. Such Holders should consult their own tax advisors.
For the purposes of the Tax Act, all amounts expressed in a currency other than Canadian dollars relating to the acquisition, holding or disposition of a Share, including adjusted cost base and proceeds of disposition, must be determined in Canadian dollars using the relevant rate of exchange required under the Tax Act.
THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES APPLICABLE IN THEIR PARTICULAR CIRCUMSTANCES
Residents of Canada
The following portion of the summary is generally applicable to a Holder that, at all relevant times for purposes of the Tax Act, is or is deemed to be resident in Canada (a “Canadian Holder”).
Canadian Holders that might not otherwise be considered to hold their Shares as capital property may, in certain circumstances, be entitled to have their Shares and all other “Canadian securities” (as defined in the Tax Act) owned in the year of the election and in all subsequent taxation years be deemed to be capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. Canadian Holders should consult their own tax advisors regarding the availability and advisability of making this election in their particular circumstances.
Share Consolidation
A Canadian Holder will not realize a capital gain or a capital loss as a result of the Share Consolidation. Immediately after the Share Consolidation, but before the cancellation of any fractional shares, the aggregate adjusted cost base to a Canadian Holder of all of its Shares (including any fractional share resulting from the Share Consolidation) will be equal to the aggregate adjusted cost base to such Canadian Holder of its Shares immediately prior to the Share Consolidation.
Cancellation of Fractional Shares
A Canadian Holder whose fractional share is canceled without consideration immediately after the Share Consolidation will be considered to have disposed of such fractional share at the time of such cancellation and will realize a capital loss equal to the adjusted cost base to such Canadian Holder of such fractional share. Generally, one-half of any capital loss (an “allowable capital loss”) realized will be deducted against one half of any capital gains (“taxable capital gains”) realized by the Canadian Holder in the year, and any excess of allowable capital losses over taxable capital gains may be carried back to the three preceding taxation years or forward to any subsequent taxation year and applied against net taxable capital gains in those years, subject to the detailed rules contained in the Tax Act.
Non-Residents of Canada
The following portion of the summary is generally applicable to a Holder that, at all relevant times for purposes of the Tax Act, is neither resident nor deemed to be resident in Canada (including as a consequence of an applicable income tax treaty or convention) and does not use or hold, and is not deemed to use or hold, Shares in, or in the course of, carrying on a business in Canada (a “Non-Resident Holder”). Special rules which are not discussed in this summary may apply to a Non-Resident Holder that is an insurer carrying on business in Canada and elsewhere. Such Non-Resident Holders should consult their own tax advisors.
This portion of the summary assumes that the Shares will not be “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at any relevant time. Provided the Shares are listed on a “designated stock exchange”, as defined in the Tax Act (which currently includes the NYSE), at the relevant time, the Shares generally will not constitute taxable Canadian property of a Non-Resident Holder at that time, unless at any time during the 60 month period immediately preceding that time the following two conditions are met concurrently: (i) one or any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder did not deal at arm’s length, and (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships owned 25% or more of the issued shares of any class or series of shares of the Company; and (ii) more than 50% of the fair market value of the Shares was derived directly or indirectly from one or any combination of (a) real or immovable property situated in Canada, (b) “Canadian resource property” (as defined in the Tax Act), (c) “timber resource property” (as defined in the Tax Act), or (d) an option in respect of, an interest in, or for civil law rights in, property described in any of (a) through (c), whether or not such property exists. Notwithstanding the foregoing, a Share may otherwise be deemed to be taxable Canadian property to a Non-Resident Holder for purposes of the Tax Act in certain limited circumstances. Non-Resident Holders whose Shares may be considered taxable Canadian property should consult their own tax advisors.
Share Consolidation and Cancellation of Fractional Shares
No withholding tax will apply under the Tax Act to a Non-Resident Holder as a result of the Share Consolidation or the cancellation of fractional shares immediately thereafter. Generally, there are no other Canadian taxes on income (including taxable capital gains) payable by a Non-Resident Holder under the Tax Act as a consequence of the Share Consolidation or the cancellation of fractional shares immediately thereafter.
Certain Risks Associated with the Share Consolidation
There are certain risks associated with the Share Consolidation and we cannot accurately predict or assure you that the Share Consolidation will produce or maintain its desired results.
•
The Board cannot predict the effect of the Share Consolidation upon the market price for our Shares, and the history of similar share consolidations for companies in like circumstances has varied. Accordingly, there can be no assurance that the Share Consolidation will increase the market price of the Shares or that the Company will be in compliance with the Minimum Average Closing Price Requirement following the Share Consolidation, or that the market price of the Shares will not decrease in the future and result in non-compliance with the Minimum Average Closing Price Requirement.

•
The market price per Share after the Share Consolidation may not rise in proportion to the reduction in the number of Shares outstanding resulting from the Share Consolidation. If the market price of our Shares declines after the Share Consolidation, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Share Consolidation. Accordingly, the total market capitalization of our Shares after the Share Consolidation may be lower than the total market capitalization before the Share Consolidation.

•
The market price of our Shares will also be affected by the Company’s performance and other factors, including market conditions and the market perception of the Company’s business, the effect of which the Board cannot predict.

•
Although the Board believes that a higher market price may help generate the interest of new investors, the Share Consolidation may not result in a per-Share price that will successfully attract certain types of investors and such resulting Share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in our Shares.

•	The liquidity of the Shares could be adversely affected by the reduced number of Shares that would be outstanding after the implementation of the Share Consolidation.

•
The Share Consolidation may result in some stockholders owning “odd lots” of less than 100 Shares on a post-Share Consolidation basis. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 Shares.

Share Consolidation Resolution
At the Meeting, Shareholders will be asked to consider, and if deemed advisable, to pass the following resolution to approve the Share Consolidation (the “Share Consolidation Resolution”):
“BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:
1.
the articles of Li-Cycle Holdings Corp. (the “Company”) be amended to (i) consolidate all of the issued and outstanding common shares of the Company (the “Shares”), on the basis of not more than one post-consolidation Share for every 2 pre-consolidation Shares and not less than one post-consolidation Share for every 8 pre-consolidation Shares, and the board of directors of the Company (the “Board”) is hereby authorized to determine the final consolidation ratio within such range in its sole discretion, and (ii) immediately thereafter, any fractional Shares resulting from the consolidation of the Shares will be deemed to have been tendered by the holder thereof to the Company for cancellation, and cancelled by the Company for no consideration;

2.
the Board be and is hereby authorized to revoke, without further notice to or approval, ratification or confirmation of the shareholders, this special resolution at any time prior to the completion thereof, notwithstanding the approval by the shareholders of same, if determined, in the Board’s sole discretion to be in the best interest of the Company;

3.
the effective date of such consolidation will be the date shown in the certificate of amendment issued by the Director appointed under the Business Corporations Act (Ontario) or such other date indicated in the articles of amendment, provided that such date must be no later than the next annual meeting of shareholders of the Company; and

4.
any director or officer of the Company is hereby authorized to execute or cause to be executed and to deliver or cause to be delivered, all such certificates, instruments, agreements, notices and other documents and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to give effect to the foregoing and facilitate the implementation of the foregoing resolutions, including but not limited to, the filing of articles of amendment pursuant to the Business Corporations Act (Ontario), such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.”

Required Vote
For the Share Consolidation Resolution to be approved, it must be passed by at least two-thirds (2/3) of the votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Board and Management Recommendation
The Board and management of the Company recommend that you vote “FOR” the Share Consolidation.
Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the Share Consolidation Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the Share Consolidation Resolution.

PROPOSAL NO. 4

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing Shareholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our Shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Shareholders are urged to read the section titled “Executive Compensation” below, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our Shareholders to vote “FOR” the following resolution at the Meeting:
“RESOLVED, that our shareholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, promulgated under the Securities Act, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by Shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Required Vote
The approval, on an advisory basis, of the compensation of our named executive officers requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. Proposal No. 4 is not binding on the Company or our Board. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Board and Management Recommendation
The Board and management of the Company recommend a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing our Shareholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding shareholder advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote and must be submitted to Shareholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-binding advisory votes on the compensation of our named executive officers should be conducted every “1 YEAR,” “2 YEARS,” or “3 YEARS.” You may also “ABSTAIN” from voting.
After careful consideration, the Board and management of the Company recommend that future non-binding advisory votes on the compensation of our named executive officers be held every year so that Shareholders may express annually their views on our executive compensation program.
Shareholders are not voting to approve or disapprove the recommendation of the Board and management of the Company. Instead, Shareholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Shareholders that do not have a preference regarding the frequency of future advisory votes may withhold from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board and Compensation Committee value the opinions expressed by Shareholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board or the Company, our Board may decide that it is in the best interests of our Shareholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our Shareholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.
Required Vote
The alternative among one year, two years, or three years that receives the highest number of votes cast at the Meeting by proxy or in attendance online will be deemed to be the frequency preferred by our Shareholders. You may vote by selecting “1 YEAR,” “2 YEARS,” or “3 YEARS” or “ABSTAIN” on this proposal. Proposal No. 5 is not binding on the Company or our Board. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.

Board and Management Recommendation
The Board and management of the Company recommend a vote to hold future shareholder advisory votes on the compensation of our named executive officers every “1 YEAR.”

PROPOSAL NO. 6

APPROVAL OF ADJOURNMENT OF THE MEETING
In light of KPMG LLP’s decision to decline to stand for re-appointment as the Company’s independent registered public account firm to serve as independent auditor, the Audit Committee has commenced a process to identify, and make a recommendation with respect to the appointment by the Shareholders of, a successor independent auditor.
The Company cannot currently determine with certainty whether that search process will be completed prior to the Meeting. We are thus asking Shareholders to vote on a proposal to approve any adjournment of the Meeting (whether before or after the completion of the other business of the Meeting described in this Proxy Statement) to a later date to be determined by the Chair of the Meeting, if necessary, to permit the Company to complete the search for a successor auditor (the “Adjournment Proposal”).
If Shareholders approve the Adjournment Proposal, the Meeting could be adjourned in order to complete the search for a successor auditor and to disseminate to Shareholders information regarding the identity of the proposed independent registered public accounting firm to serve as the Company’s independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed, together with information regarding the continued Meeting. At the continued Meeting following such adjournment, Shareholders would be asked to vote on the appointment of such successor independent auditor and the authorization of the Board to fix the successor independent auditor’s remuneration.
Required Vote
The Adjournment Proposal requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “AGAINST” or “ABSTAIN” on this proposal. An abstention or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Board and Management Recommendation
The Board and management of the Company recommend a vote “FOR” the approval, of the Adjournment Proposal.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of the date hereof.
Name	Age	Position
Ajay Kochhar	32	President & Chief Executive Officer
Conor Spollen	57	Chief Operating Officer
Craig Cunningham	40	Chief Financial Officer (Interim)
Carl DeLuca	56	General Counsel & Corporate Secretary
Dawei Li	41	Chief Commercial Officer
Chris Biederman	38	Chief Technology Officer
Christine Barwell	58	Chief Human Resources Officer
For Mr. Kochhar’s biography, see the section titled “Nominees” above.
Conor Spollen
Conor Spollen has served as SVP, Project Delivery at the Company since July 2022, and previously served as SVP, Hub Deployment, from January 2022 to July 2022. Mr. Spollen has more than 33 years of international mining and metallurgical experience, having served in global leadership roles in a number of companies. Prior to joining the Company, Mr. Spollen served as a General Manager, Engineering at United States Steel Corporation, from April 2020 to January 2022, and as Project Director, from August 2019 to April 2020. From February 2019 to August 2019, Mr. Spollen was Principal at Spollen Minerals Engineering. Mr. Spollen served as Head of Technology and Development (Chief Technology Officer) at Vale Base Metals from May 2018 to September 2018, where he helped provide oversight for development from exploration to project execution, risk management, health, safety and environment, geology and mine planning, technology, and innovation. He also served as Chief Operating Officer, Canada & UK, Operations and Projects at Vale Base Metals, from January 2015 to May 2018. Mr. Spollen is a Professional Engineer, a Chartered Engineer, and sat on the Board of the Centre for Excellence in Mining Innovation (CEMI). He is on the panel of experts for Geoscience Ireland. Mr. Spollen holds a Bachelor of Engineering in Minerals Engineering from the Camborne of School of Mines and received an MBA from Chifley School of Business at Torrens University Australia.
Craig Cunningham
Craig Cunningham has more than 17 years of accounting, finance, operational and capital markets experience and previously served as Chief Financial Officer of Electra Battery Materials from June 2022 to July 2023, where he was a key contributor to the company’s strategy and provided key financial oversight and controls to major projects. Prior to joining Electra Battery Materials, Mr. Cunningham served as Vice President and Regional Financial Officer at Kinross Gold, from March 2020 to March 2022, where he oversaw finance, information technology, supply chain and logistics, and administration functions in Russia. Mr. Cunningham also served as Regional Financial Officer at Kinross Gold, from September 2017 to March 2020. Mr. Cunningham has a Bachelor of Accounting from Brock University and received an MBA from Ivey Business School at Western University in Canada. He is a Chartered Public Accountant and a Chartered Accountant

Carl DeLuca
Carl DeLuca has served as General Counsel and Corporate Secretary of the Company since the consummation of the Business Combination on August 10, 2021. Mr. DeLuca joined Li-Cycle in 2021. Mr. DeLuca brings over 25 years of legal and public company experience to the Company, with a track record of successfully executing business-critical transactions and leading organizational change. Prior to joining Li-Cycle, Mr. DeLuca served as General Counsel and Corporate Secretary for Detour Gold Corporation, a TSX-listed gold producer. Previously, Mr. DeLuca held various roles at Vale S.A.’s global base metal business, including Head of Legal for North American & U.K. Operations. His experience at Vale included advising on international M&A and joint ventures, capital projects, and commercial transactions. Mr. DeLuca started his career in private practice, in Toronto and New York. Mr. DeLuca holds his LL.B. from the University of Windsor, an H.B.A. from the Ivey School of Business at Western University, and a B.A. from Huron University College.
Dawei Li
Dawei Li has served as Regional President, APAC of the Company since November 1, 2021. Mr. Li brings more than 15 years of experience in strategy development and leading growth in new markets for international companies. Before joining Li-Cycle, Mr. Li served as the Global Business Director for battery-grade lithium carbonate at the Albemarle Corporation, where he developed growth strategy and executed on business development plans and commercial negotiations. Previously, he held roles at Eastman Chemical Company, managing global product lines, leading growth initiatives, and launching efforts to generate demand for existing products while commercializing novel ones. Mr. Li began his career in Shanghai, China working for PricewaterhouseCoopers. Mr. Li holds a BBA in Marketing from Shanghai University of Finance and Economics, and an MBA from the Darden School of Business at the University of Virginia.
Chris Biederman
Chris Biederman has served as our Chief Technical Officer of the Company since the consummation of the Business Combination on August 10, 2021. Mr. Biederman joined Li-Cycle in 2020 as the Chief Process Engineer before being promoted to Chief Technical Officer. Mr. Biederman is a professional engineer with 15 years of process engineering experience. Mr. Biederman brings extensive expertise to his current role, having acted as Lead Process Engineer for numerous large and small EPCM projects in the mining industry. He has experience working on greenfield and brownfield projects and overseeing bench-scale and pilot-scale testing. Mr. Biederman is also a skilled project manager with a robust history leading multi- disciplinary engineering teams and delivering successful projects. Previous to his role with Li-Cycle, he spent time at Hatch as a Senior Engineer and Technology Commercialization Portfolio Manager; he is also the Founder and Managing Director of Biederman Engineering. Mr. Biederman is a graduate of the University of Waterloo’s Chemical Engineering program and is a registered engineer with the Professional Engineers of Ontario.

Christine Barwell
Christine Barwell was appointed Chief Human Resources Officer of the Company on January 1, 2023. She brings over 25 years of experience across a variety of industries as a global people operations leader and has been a change agent for complex corporate challenges balancing the people strategy in partnership with business opportunities. Prior to joining Li-Cycle, Ms. Barwell was the Vice President, Human Resources for Alamos Gold. Ms. Barwell holds her MBA in digital transformation from McMaster University. She also holds a CHRL designation.

EXECUTIVE COMPENSATION
The Compensation Committee believes that it is important for our Shareholders to understand the Company’s compensation policies and structure, the compensation decisions made for our executive officers, and how each is aligned with the Company’s strategic goals. The following section provides a discussion and analysis of the Company’s compensation policies and decisions taken for the 2023 financial year for the Company’s Chief Executive Officer, Chief Financial Officer, and other three most highly compensated executive officers (collectively, the “named executive officers” or “NEOs”) as named below:
•	Ajay Kochhar, Chief Executive Officer;
•	Tim Johnston, former Executive Chair;
•	Debbie Simpson, former Chief Financial Officer;
•	Carl DeLuca, General Counsel & Corporate Secretary; and
•	Richard Storrie, former Regional President, Americas (January 1, 2023 to July 31, 2023) and former Regional President, EMEA (from August 1, 2023).
•
Effective as of March 26, 2024, Tim Johnston ceased serving as the Company’s Executive Chair and transitioned to the role of interim non-executive Chair of the Company’s Board, Debbie Simpson ceased serving as the Chief Financial Officer of the Company and Richard Storrie ceased serving as the Company’s Regional President, EMEA. See the section titled “Subsequent Events”.

Compensation Discussion and Analysis
The Compensation Discussion and Analysis is intended to be read in conjunction with the executive compensation tables that immediately follow. All compensation information is presented as of December 31, 2023.
Key Events during the Compensation Period
Certain key events affecting the compensation period are highlighted below.
Fiscal Year-End Change
As previously disclosed, on December 21, 2022, the Board approved a change of the Company’s fiscal year end from October 31 to December 31 to better align with peer group companies. The change resulted in a Transition Period from November 1, 2022 to December 31, 2022. To the extent the changes in the fiscal year end impacted the design and timing of the approval of certain elements of our executive compensation program, we have indicated those impacts in the compensation details contained in this document.
Financial Reporting Transition to U.S. GAAP from IFRS
The Company previously qualified as a “foreign private issuer” under applicable U.S. securities laws and on January 1, 2024, became subject to the rules and regulations of the SEC applicable to U.S. domestic issuers, including the requirement to report its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). As a result, Li-Cycle’s annual consolidated financial statements for the years ended December 31, 2023, October 31, 2022 and October 31, 2021 and consolidated financial statements for the two-month period ended December 31, 2022, in each case included in the Company’s Annual Report on Form 10-K, have been prepared in accordance with U.S. GAAP.
Rochester Hub Project Pause
On October 23, 2023, the Company announced that it was pausing construction work on its Rochester Hub project, pending completion of a comprehensive review of the go-forward strategy for the project. As part of the comprehensive review, the Company is examining the scope, expected capital cost, financing, timing of completion and go-forward construction strategy options for the Rochester Hub project. The Company has been conducting an internal technical and economic review of the Rochester Hub project to assess a possible change in the project development strategy. The Company has since focused its technical review on constructing, commissioning, and operating only those process areas needed to produce two key products: lithium carbonate and mixed hydroxide precipitate (“MHP”), containing nickel, cobalt and manganese.
Cash Preservation Plan
On November 1, 2023, the Company initiated the implementation of the Cash Preservation Plan while the Company explores strategic alternatives as well as financing options to increase the liquidity of Li-Cycle. As a result of this plan, the Company took steps to significantly reduce its workforce, slowed operations at its North American and European Spoke network, including a pause in production at its Ontario Spoke, and reduced other non-operational spending. Following these initial steps, the Company continues to assess further cost reduction opportunities, including further downsizing in operations. Based on our go-forward strategic objectives and the Cash Preservation Plan, we expect to further right-size and right-shape our organization and continue to evaluate other measures to reduce costs.
Organizational Structure Changes
Since pausing construction at the Rochester Hub in October 2023, we have been conducting a comprehensive review of the go-forward strategy of our business. In addition, on March 26, 2024, as part of the previously disclosed ongoing comprehensive review and Cash Preservation Plan, the Company announced the strategic decision to transition from its regional management structure to a centralized model to better position the Company for future success and increase efficiencies, which resulted in certain leadership changes as well as a workforce reduction. See the section titled “Subsequent Events”. Overall, the Company expects to eliminate approximately 60 positions, representing approximately 17% of the Company’s global workforce. The Company expects to substantially complete the workforce reduction by the end of the first quarter of 2024.
How We Determined Executive Compensation
Compensation Objectives
The Company’s executive compensation program is designed to achieve the following objectives:

(i)
to attract and retain talented, high-performing and experienced executive officers, whose knowledge, skills and performance are critical to the Company’s success by providing market-competitive compensation opportunities;

(ii)	to motivate these executive officers to achieve the Company’s business and financial objectives;
(iii)	to align the interests of the Company’s executive officers with those of the Shareholders by tying a meaningful portion of compensation directly to the long-term value and growth of the business;
(iv)	to reward the Company’s executive officers for their performance and contribution to the Company’s short-term and long-term objectives and success;
(v)	to continue to foster an entrepreneurial and results-driven culture; and
(vi)	to provide the appropriate balance of short-term and long-term incentives to encourage appropriate levels of risk-taking and prudent decision-making by the Company’s executive team.
The Company will continue to evaluate its executive compensation program on an annual basis and with a view to ensuring that it remains in line with the Company’s development, performance and market practice, and also ensuring that pay outcomes align with driving shareholder value.
Compensation Governance
On behalf of the Board, the Compensation Committee is responsible for the review and oversight of the Company’s executive compensation program, to ensure that it aligns with the Company’s strategic objectives and Shareholder experience. The Committee is also responsible for the succession planning of the CEO and other key employees for continuity and sustainability of the Company.
The Board has overall responsibility for the oversight of the Company’s risk management plans, policies and practices. The Compensation Committee is responsible for overseeing human resource approach, compensation policies and practices. The Compensation Committee has adopted practices that are aligned with best governance practices and serve to ensure that the compensation program does not encourage excessive risk- taking. The Company has adopted the following governance programs to assist in the management of its compensation program:
•	“Say on Pay” and Shareholder Engagement: The Company has adopted an annual “say on pay” vote to strengthen shareholder engagement.
•	External Independent Advice: The Compensation Committee engages an independent compensation consultant to provide an insight of external market trends and practices, governance and regulations.
•
Peer Group Analysis: The Company references compensation against a comparator group for the roles comparable in size and scope and that are considered competitors for executive talent. For the named executives whose roles are not directly comparable with roles in the compensation peer group, we supplement the information used in determining compensation with data from the other comparable industries. Compensation is benchmarked to the market median for expected level performance. Other factors such as incumbent experience and scope and criticalness of role are taken into account when compensation decisions are made for each individual.

•
Anti-Hedging: NEOs are prohibited from selling, purchasing or trading of derivative securities of the Company, including other derivative securities, which are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held, directly or indirectly, by the NEO, except where such transaction has been proposed by an NEO, reviewed and recommended by the Nominating and Governance Committee and approved by the Board.

•
Clawback Policy: The Board has adopted a compensation recovery policy (commonly referred to as a “clawback policy”), effective as of December 1, 2023, that complies with the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and provides for mandatory recoupment of certain incentive-based compensation erroneously paid to current and former executive officers as a result of financial misstatements.

•
Insider Trading Policy: The policy restricts executives, the Board and certain other officers and employees from trading, directly or indirectly, in the Company’s securities or in derivatives related to the Company’s securities during times when “material information” concerning the Company exists that has not been disseminated.

•
Conflicts of Interest: Directors are required to disclose any conflict of interest in any issue brought before the Board and must refrain from participating in the Board’s discussion and voting on the matter. Any potential conflict of interest is resolved by directors independent of such conflict.

Role of the Compensation Committee
The Compensation Committee is responsible for, among other things, overseeing the compensation strategy and policies for the Company’s executive officers and directors; establishing, reviewing and reporting to the Board on all compensation elements for the Company’s executive officers; administering the Company’s equity-based and incentive-based compensation plans; and reviewing executive compensation disclosure for inclusion in the Company’s public disclosure documents, in accordance with applicable rules and regulations. The Compensation Committee annually reviews the performance of the Company’s CEO and Executive Chair and makes recommendations to the full Board regarding their compensation based on their respective performance relative to pre-established goals and objectives. For the Company’s executive officers who report to the CEO or the Executive Chair, the Compensation Committee reviews the recommendations of the CEO and the Executive Chair for their respective direct reports, and annually evaluates and makes recommendations to the full Board regarding their compensation based on their respective performance relative to pre-established goals and objectives. None of our executive officers participated in the Compensation Committee or Board discussion or approval of his or her own 2023 compensation.
Compensation Risk Oversight
Our Compensation Committee performs an annual risk assessment of our compensation programs, plans and policies to determine whether the potential risks arising from such programs are reasonably likely to have a material adverse effect on the Company. This annual risk assessment is completed having regard to feedback from Meridian, an independent compensation consulting firm. Based on this review, for Fiscal 2023, the Compensation Committee determined that our compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on us. In its assessment, the Compensation Committee considered the elements of total executive compensation, including (i) the significant weighting towards long-term equity compensation which vests over multiple years and (ii) annual cash incentive awards tied to multiple, varying goals such that no single goal determines a significant percentage of compensation. The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in our business or risk profile.
Highlights regarding our compensation programs are set forth in the table below:
What We Do
✔	We align compensation with business strategy
✔	We pay for performance
✔	We regularly review compensation and benchmark against peer companies
✔	We promote retention with equity awards that vest over a longer time frame
✔	We design our compensation plan to mitigate excessive risk-taking
✔	We maintain adherence to a clawback policy
✔	We have an anti-hedging policy and an insider trading policy
✔	We align compensation with good governance practices and risk management objectives
✔	We have director and executive officer share ownership guidelines
✔	We have a compensation committee that regularly meets to review compensation practices
✔	We have a double-trigger severance and equity vesting upon a change of control
What We Do Not Do
✘	We do not guarantee variable compensation
✘	We do not grant options to non-executive directors
✘	We do not reprice or backdate stock options
✘	We do not have a single-trigger change in control
Executive Share Ownership Guidelines
We strongly support Share ownership by our executives and the Board reviews our Share ownership guidelines annually. Each NEO is expected to reach a prescribed level of Share ownership within five (5) years from their date of hire or appointment based on their role. The Chief Executive Officer is expected to own Shares representing at least five times his or her annual base salary; all other NEOs are expected to own Shares representing at least two times their respective annual base salaries. In addition to Shares beneficially owned, the full value of RSUs held by an executive officer are included when determining the value of Shares held by an executive. Executive officers are expected to hold any Shares delivered up on the settlement of RSUs, and hold the post-exercise, after-tax value of any exercised options in Shares to achieve their share ownership requirement. As of December 31, 2023, all NEOs were in compliance with our Share ownership guidelines. There were three NEOs who did not meet the guidelines at the time, but they were on track to meet the requirements by the applicable deadline.

Employment Agreements
The Company has employment agreements with each of the NEOs, which provide for participation in any bonus or incentive compensation plans that are available to senior management, as well as participation in any long- term incentive programs introduced for senior management. Termination payments in these agreements may be suspended or terminated if the NEO breaches any of the restrictive covenants in the agreement. For a description of the severance benefits provided in the employment agreement, see the narrative description following the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.
Effective as of March 26, 2024, Tim Johnston ceased serving as the Company’s Executive Chair and transitioned to the role of interim non-executive Chair of the Company’s Board; Debbie Simpson ceased serving as the Chief Financial Officer of the Company; and Richard Storrie ceased serving as the Company’s Regional President, EMEA. See the section titled “Subsequent Events”.

Independent Compensation Consultant
The Compensation Committee has retained an independent compensation consultant firm, Meridian, to assist the Compensation Committee in its evaluation of the Company’s executive compensation program.
In particular, Meridian was engaged to;
(i)	provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
(ii)	assist in reviewing and assessing our current director and executive officer compensation policies relative to market practices;
(iii)	advise on compensation-related trends and regulatory developments; and
(iv)	assist the Compensation Committee in its evaluation of compensation-related risks.
In Fiscal 2023, Meridian’s scope of work has included the following:
•	reviewing the peer comparator group of public companies used to benchmark the Company’s compensation programs;
•	reviewing the compensation program for the executive officers of the Company, including benchmarking compensation and reviewing incentive design structure, metrics and goals;
•	reviewing the compensation program for the non-employee directors of the Company;
•	advising on compensation-related trends and regulatory developments; and
•	advising on compensation-related risks.
The Compensation Committee reviewed the information and advice provided by Meridian, among other factors, in making its executive compensation decisions and recommendations to the Board in respect of Fiscal 2023. The Compensation Committee ultimately makes its own recommendations and decisions on compensation matters.
The Committee reviews the independence of its compensation consultants annually. The Compensation Committee assessed the independence of Meridian with respect to its services as required by the NYSE rules that relate to the engagement of its advisors and, after consideration of all relevant factors, concluded that Meridian is independent. Meridian does not have any conflict of interest with the Company or any of its directors or executive officers.
Meridian did not provide any non-executive compensation consulting services during Fiscal 2023.

Use of Competitive Market Data
The Compensation Committee annually reviews compensation data for companies within our “peer group” to better inform its assessment and determinations regarding the key components of the Company’s executive compensation program. In consultation with Meridian, the Compensation Committee selected the following compensation peer group for 2023:
Peer Group
Canoo Inc.	Livent Corporation	The Lion Electric*
Ecovyst Inc.	Lordstown Motors Corp.	The Shyft Group, Inc.
EVgo, Inc.*	Materion Corporation	US Ecology, Inc.
Fisker Inc.	Proterra Inc.*	Wallbox N.V.*
Heritage-Crystal Clean, Inc.	Solid Power, Inc.*
Hyliion Holdings Corp.	Stem, Inc.*
*
Indicates companies added to the compensation peer group for 2023. We removed the following companies from the previous year’s peer group as they did not meet one or more of the criteria discussed below: Allied Motion Technologies Inc.; Atkore Inc.; Casella Waste Systems, Inc.; Eos Energy Enterprises, Inc.; Romeo Power, Inc.; and Vicor Corporation.

The criteria used for establishing the peer group for Fiscal 2023 included:
(i)	sector similarity (including advanced recycling, battery technology, EV manufacturing and EV infrastructure),
(ii)	key competitors for talent,
(iii)	organization size, with financial characteristics and growth profile such as revenue, market capitalization and enterprise value similar to those of the Company, and
(iv)	geographic operations and exchange listing (e.g., North American headquartered firms listed on a major U.S. stock exchange).
Compensation Philosophy
The Company evaluates its executive compensation program on an annual basis with a view to ensure alignment to Company’s strategy and performance as well as market practices, so that pay outcomes align with shareholder experience. Compensation is benchmarked to the market median for expected level of performance and leverages the various elements of compensation to achieve the right balance of pay for performance, a foundation of our compensation framework.
The Company’s executive compensation philosophy is designed to achieve the following objectives:
•
to attract and retain talented, high-performing and experienced executive officers, whose knowledge, skills and performance are critical to the Company’s success by providing market-competitive compensation opportunities;

•	to motivate these executive officers to achieve the Company’s business and financial objectives;
•	to reward the Company’s executive officers for their performance and contribution to the Company’s short-term and long-term objectives and success;

•	to continue to foster an entrepreneurial and results-driven culture;
•	to provide the appropriate balance of short-term and long-term incentives to encourage appropriate levels of risk-taking and prudent decision-making by the Company’s executive team; and
•	to align the interests of the Company’s executive officers with those of the Shareholders by tying a meaningful portion of compensation directly to the long-term value and growth of the business.
Elements of Compensation
The Company’s executive compensation plan includes a mix of base salary, short-term and long-term incentives, benefits, retirement savings and perquisites, as set forth in the table below:
Compensation Element		Form	Objectives	Key Features
Fixed Compensation	Base Salary	Cash	• Provide stable compensation that is market competitive and reflective of the executive’s role and experience • Attract and retain executive talent	Base salary is reviewed annually against survey data and established at the beginning of each year. A competitive salary is important as it is used to determine other compensation elements.
Variable Compensation ‘At Risk’	Short-Term Incentives	Cash	• Motivate achievement of annual financial and operational objectives • Reward performance that supports business strategy • Attract and retain executive talent	The target award value is stated as a percentage of base salary. Award values range from 0% of target for below threshold performance and are capped at 150% of target for outstanding performance.
	Long-Term Incentives	Equity	• Motivate the sustained achievement of long-term goals • Align executive officers’ share ownership with shareholder experience • Attract and retain executive talent
The target equity award value is stated as a percentage of base salary.

The equity grant is allocated based on a mix of 50% RSUs and 50% options, both on a 3-year ratable vesting schedule. Options have a 10-year term.

Indirect Compensation	Benefits, Retirement Savings Plan & Perquisites		• Protect the health and well-being of our executives	Programs are designed to be competitive with the local market.
2023 Total Direct Cash Compensation Mix
The design of the annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure performance is focused on long-term value creation and does not encourage the taking of short-term risks at the expense of long-term results.

A majority of the compensation for our NEOs is at risk and not guaranteed, out of which a significant component is tied to the share price. The charts below set forth the relative weighting of the target compensation package for our CEO and former Executive Chair, and the average of our other NEOs. The actual mix of compensation depends on corporate and individual performance and can vary from year to year.

The percentages in the charts above are based on prorated base salary (as salary adjustments were effective end of January), target long-term incentive plan awards, and target short-term incentive for Fiscal 2023.
Executive Compensation for 2023
Base Salary
The Company seeks to maintain base salary amounts consistent with industry norms, with flexibility to deviate in certain circumstances as appropriate. Base salaries for executive officers, including NEOs, are established based on the scope of their responsibilities, competencies and their prior relevant experience, taking into account compensation paid in the market for similar positions, the market demand for such talent and the executive’s total compensation package.
The executive officers’ base salaries were reviewed and adjusted in January 2023 considering the scope of the executive roles, the strategic impact, and contributions of the executives within those roles, and the global operating complexity of Li-Cycle relative to the peer group. The Board approved the following base salary adjustments for the NEOs, effective January 28, 2023:
Name	2022 Base Salary	2023 Base Salary
Kochhar, Ajay	$500,000	$600,000
Johnston, Tim	$500,000	$600,000
Simpson, Debbie	$500,000	$550,000
DeLuca, Carl	$450,000	$520,000
Storrie, Richard	$475,000	$484,500

Short-Term Incentive Plan (“STIP”)
The Company’s compensation program for NEOs and other executive officers includes eligibility for annual cash bonuses based on a percentage of base salary, which is designed to motivate our executive officers to meet key short-term operational and financial performance objectives.
Short-term incentives may be earned from 0% to a maximum of 150% of target value, depending on levels of achievement. The STIP targets vary by level. The annual target for the Chief Executive Officer and former Executive Chair was 120% of base salary; for the former Chief Financial Officer, the annual target was 100% of base salary; and for the former Regional President, EMEA and the General Counsel, the annual target was 70% of base salary, in each case consistent with the levels set in 2022.
	% of Salary
NEO	Minimum	Target	Maximum
Kochhar, Ajay	0%	120%	180%
Johnston, Tim	0%	120%	180%
Simpson, Debbie	0%	100%	150%
DeLuca, Carl	0%	70%	105%
Storrie, Richard	0%	70%	105%
Performance results are based on both company performance, as measured by the corporate scorecard and departmental performance for each named executive officer. The formula is an additive calculation and is illustrated below:

The weightings of the Corporate and Departmental components are driven by grade level and outlined in the table below.
	Weighting (% of Target)
NEO	Company Performance	Department Performance
Kochhar, Ajay	100%	0%
Johnston, Tim	100%	0%
Simpson, Debbie	80%	20%
DeLuca, Carl	80%	20%
Storrie, Richard	80%	20%

Fiscal 2023 STIP
In connection with the Company’s change in fiscal year during 2022, the Company designed the Fiscal 2023 STIP to cover both the Transition Period as well as the new financial year (from January 1, 2023 to December 31, 2023).
For the Fiscal 2023 STIP, the Company established two corporate themes to progress longer-term goals for the business. These were to execute successfully against the schedule and budget for the Rochester Hub project, and to implement and adopt certain enterprise-level planning initiatives to advance the operationalization of the business.
The Company then established four “performance pillars”, on which both corporate and individual objectives were constructed, to align with the Company’s business strategy and mission, vision and values. These were: Customers, Employees, Communities and Shareholders. The Compensation Committee approved the following objectives and weightings in connection with each of the performance pillars:
•	Customers (40%) – Operating and commercial performance indicator measured by Spoke availability with the objective of achieving preferred partner status;
•	Employees (20%) – Health and safety performance indicator measured by TRIFR with the objective of achieving zero harm;
•	Communities (15%) – Good corporate citizen performance indicator measured in number of days with the objective of zero business interruptions; and
•	Shareholders (25%) – Optimal cash management performance indicator measured in performance against budget with the objective of delivering strong total shareholder returns.
Performance Pillar	Goal	2023 KPI	2023 Metric	Weighting	Threshold (50%)	Target (100%)	Maximum (150%)
Customers and Market	Gain preferred partner status	Operating and Commercial Performance	Spoke Availability	40%	65%	75%	80%
Employees	Zero harm	Health and Safety	TRIFR Target – total company target	20%	<3.0	<2.7	<2.4
Communities	No business interruptions due to regulatory or public complaints, ESG focus	Being Good Corporate Citizens	Number of days of interruption (ESG focus)	15%	<9	≤5	0
Shareholders	Total shareholder return	Cash Management	Total SG&A Target	25%	>110% of Budget	On Budget	< 95% of Budget
Total				100%

Fiscal 2023 Performance Results
The outcomes of the Fiscal 2023 STIP for our NEOs were reviewed by the Compensation Committee, and given the Company’s financial position, including cash affordability considerations and recent share price performance, among other factors, the Board, in the best interests of the Company, exercised its discretion to make no payments with respect to the Fiscal 2023 STIP.
Long-Term Incentive Compensation (“LTIP”)
Equity-based awards are a variable element of compensation that enable the Company to reward its executive officers, including its NEOs, for their sustained contributions to the Company. Equity awards reward performance and continued employment by an executive officer, with associated benefits to the Company of attracting and retaining employees generally. The Company believes that options, RSUs and other equity-based compensation will provide its executive officers with a strong link to long-term corporate performance and the creation of shareholder value. The Company is considering the introduction of Performance Share Units to the mix of LTIP awards in the future.
The Compensation Committee is responsible for administering the LTIP with respect to our senior executive officers. The Compensation Committee’s independent compensation consultant assists in determining appropriate equity-based awards for the executive officers. In making recommendations regarding the size of equity grants made to our NEOs, the Compensation Committee takes in consideration, among other factors, the peer group analysis provided by the compensation consultant together with additional market data, the retentive value of the executive’s vested and unvested awards, the overall cash and equity mix among peer companies, and the projected equity compensation usage for other existing and future employees.
We apply a consistent approach in our equity award practices by granting annual equity awards to our executive officers and other employees at or around the same time each year. The Board generally meets, approves and grants annual equity awards to our executive officers and other current employees at the first meeting of the fiscal year. Grants to new employees, including potential NEOs, are typically made at the next regularly scheduled quarterly meeting following the employee’s start date. All stock options granted to our Named Executive Officers have exercise prices equal to the fair market value of our common shares on the date of grant.

LTIP awards are allocated equally to stock options and RSUs. The methodology is illustrated in the graphic below.

Equity awards generally vest ratably over three years, in each case, subject to the executive’s continued employment on the applicable vesting date; provided that vesting may be accelerated in the event certain qualifying terminations of employment as described under “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.
Fiscal 2023 LTIP
For Fiscal 2023, the LTIP target levels for the NEOs were adjusted to place a greater overall weighting on long-term and at-risk compensation in line with a recommendation by Meridian based on peer group analysis, as follows: (i) for the CEO and former Executive Chair, the target long-term equity award value was 250% of base salary; (ii) for the former CFO, the target LTIP was 200% of base salary; (iii) for the General Counsel, the target LTIP was 75% of base salary; and (iv) for the former Regional President, EMEA, the target LTIP was 60% of base salary. In Fiscal 2023, the LTIP mix for the NEOs was comprised of 50% options and 50% RSUs. While the Committee views this LTIP mix as compatible with the Company’s stage of development, the Committee intends to consider the introduction of performance-based equity awards into the LTIP mix in the future. Below is a summary of target awards for the NEOs in 2022 and 2023.
	2022 Target Award (% of Salary)			2023 Target Award (% of salary)
NEO	Options	RSUs	Total	Options	RSUs	Total
Kochhar, Ajay	87.5%	87.5%	175%	125%	125%	250%
Johnston, Tim	87.5%	87.5%	175%	125%	125%	250%
Simpson, Debbie	62.5%	62.5%	125%	100%	100%	200%
DeLuca, Carl	30%	30%	60%	37.5%	37.5%	75%
Storrie, Richard	30%	30%	60%	30%	30%	60%
Recommendations of the Compensation Committee were put before the Board for final approval in January 2023. Details of the awards are outlined in the Summary Compensation Table.

2023 Perquisites and other Personal Benefits
We provide certain perquisites or other personal benefits to our executive officers as part of their compensation packages, to assist them in the performance of their duties, to enhance their efficiency and effectiveness and for recruitment, motivation, recognition and retention purposes.
Perquisites represent the value of the employer’s contribution to the employee’s group retirement savings plan, standard employee benefits coverage (such as health insurance and life insurance), and other taxable benefits (including electric vehicle allowance, on-site parking and executive medical coverage). The Company matches the employee’s contribution up to 6% of each NEO’s base salary into a group retirement savings plan, subject to statutory maximums.
In addition, in Fiscal 2023, Richard Storrie relocated to Switzerland and relocation support was provided. Details of the relocation support provided are included in the notes to the Summary Compensation Table.

COMPENSATION COMMITTEE REPORT
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee
Jacqueline Dedo (Chair)
Susan Alban
Scott Prochazka
Mark Wellings

Summary Compensation Table
The following table sets forth information concerning compensation paid or accrued during fiscal year 2023, the Transition Period (or “2022 TP”), fiscal year 2022 and fiscal year 2021 to our NEOs.
Name and Principal Position (1)	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)(8)
Ajay Kochhar Chief Executive Officer	2023	592,329	0	843,750	843,750	0	43,430	2,323,258
	2022 TP	83,333	0	0	0	0	4,097	87,431
	2022	487,397	0	437,500	437,500	438,658	53,805	1,854,860
	2021	286,850	0	1,181,500	1,181,500	200,055	12,092	2,861,997
Tim Johnston former Executive Chair	2023	592,329	0	843,750	843,750	0	32,197	2,312,025
	2022 TP	83,333	0	0	0	0	4,097	87,431
	2022	487,397	0	437,500	437,500	438,658	37,815	1,838,870
	2021	286,850	0	1,181,500	1,181,500	200,055	713	2,850,618
Debbie Simpson former Chief Financial Officer	2023	546,164	0	629,167	629,167	0	43,452	1,847,949
	2022 TP	83,333	0	0	0	0	5,826	89,159
	2022	442,466	0	3,276,541	276,541	357,070	43,341	4,395,959
Carl DeLuca General Counsel & Corporate Secretary	2023	514,630	0	220,938	220,938	0	43,743	1,000,249
	2022 TP	75,000	0	0	0	0	4,604	79,604
	2022	412,192	0	135,000	135,000	234,867	23,626	940,685
Richard Storrie former Regional Pres., EMEA	2023	483,771	0	168,863	168,863	0	164,593	986,089
	2022 TP	79,167	0	0	0	0	4,097	83,264
	2022	365,685	0	859,706	859,706	196,080	68,053	2,349,230
(1)
Ms. Simpson and Mr. Storrie joined the Company in fiscal 2022, on December 13, 2021 and January 24, 2022, respectively. Mr. DeLuca joined the Company in fiscal 2021 on March 1, 2021. Mr. DeLuca and Mr. Storrie became NEOs in fiscal 2022. Mr. Johnston, Mr. Storrie, and Ms. Simpson each ceased serving in their executive capacities effective March 26, 2024.

(2)
In the above table, all compensation is disclosed in U.S. dollars. A portion of the cash compensation for each NEO was paid in Canadian dollars. Those Canadian dollar amounts have been converted to U.S. dollars using the Bank of Canada’s average exchange rate for (a) the twelve-month period ended December 31, 2023 of CA$1.00 = U.S.$0.7410, (b) the Transition Period of CA$1.00 = U.S.$0.7398, (c) the twelve-month period ended October 31, 2022 of CA$1.00 = U.S.$0.7773, and (d) the twelve-month period ended October 31, 2021 of CA$1.00 = U.S.$0.7955. A portion of Mr. Storrie’s compensation for Fiscal 2023 was paid in Swiss Francs. Those amounts have been converted to U.S. dollars using the Wall Street Journal’s average exchange rate for the twelve-month period ended December 31, 2023 of CHF 1.00 = U.S.$1.1135.

(3)
The amounts reported in this column reflect the aggregate grant-date fair value of stock options and RSUs granted in each period, computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards and RSUs granted to NEOs in Notes 2 and 20 to the Consolidated Financial Statements contained in the Annual Report on Form 10-K for the Fiscal 2023. The amounts reported do not reflect whether the NEO has actually realized or will realize an economic benefit from these awards.

(4)
The amounts reported in this column represent performance-based cash bonuses under the Company’s short-term incentive plan for the applicable period. The 2023 STIP was designed to cover both the Transition Period as well as Fiscal 2023, provided that no amounts would be earned until the end of the 2023 fiscal year. The Board determined that it was in the best interests of the Company to exercise its discretion to make no payments with respect to the 2023 STIP. See the section titled “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation for 2023—Fiscal 2023 STIP” for additional details.

(5)
The amounts reported in this column represent the value of employer’s contribution to employee’s group retirement savings plan, if applicable, and other taxable benefits (including electric vehicle allowance, on-site parking and executive medical coverage) and for Mr. Storrie, relocation costs associated with his move to Switzerland. The Company matches the employee’s contribution up to 6% of base salary into a group retirement savings plan, subject to statutory maximums. The table below further illustrates the values paid for each component for Fiscal 2023 and the Transition Period.

Name	Year	Executive Medical(6)	Employer Contribution to Group Retirement	Relocation Costs(7)	Electric Vehicle Allowance	On-Site Parking	Total Other Compensation
Ajay Kochhar	2023	3,209	11,233	0	26,676	2,312	43,430
	2022 TP	0	0	0	4,097	0	4,097
Tim Johnston	2023	3,209	0	0	26,676	2,312	32,197
	2022 TP	0	0	0	4,097	0	4,097
Debbie Simpson	2023	3,209	11,255	0	26,676	2,312	43,452
	2022 TP	0	1,729	0	4,097	0	5,826
Carl DeLuca	2023	3,209	8,147	0	30,076	2,312	43,743
	2022 TP	0	0	0	4,604	0	4,604
Richard Storrie	2023	7,223	55,012	76,318	26,040	0	164,593
	2022 TP	0	0	0	4,097	0	4,097
(6)	Mr. Storrie’s executive medical expenses included coverage in both Canada and Switzerland during the relocation period.
(7)
Mr. Storrie’s one-time relocation costs associated with his move to Switzerland included fees related to moving expenses, destination assistance, language lessons, passport/visa/entry documentation fees and temporary living expenses. At the time of filing this Proxy Statement, tax gross up calculations have not yet been determined. The associated tax costs for Mr. Storrie’s relocation amounted to $16,685 CAD.

(8)	Totals may not sum due to rounding.
Grants of Plan-Based Awards Table
The following table sets forth equity and non-equity awards granted to our named executive officers during Fiscal 2023. The equity awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2023 Year-End Table.
The STIP awards shown in the table are potential payouts under the 2023 STIP. The 2023 STIP was designed to cover both the Transition Period as well as Fiscal 2023, provided that no amounts would be earned until the end of the 2023 fiscal year. The Board determined it was in the best interests of the Company to exercise its discretion to make no payments with respect to the 2023 STIP.
			Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Award Type	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)
Ajay Kochhar		STIP	$405,397	$810,795	$1,216,192	—	—	—	—
	01-27-23	LTIP	—	—	—	146,230	253,028	$5.77	$1,687,500
Tim Johnston		STIP	$405,397	$810,795	$1,216,192	—	—	—	—
	01-27-23	LTIP	—	—	—	146,230	253,028	$5.77	$1,687,500
Debbie Simpson		STIP	$314,749	$629,498	$944,247	—	—	—	—
	01-27-23	LTIP	—	—	—	109,041	188,678	$5.77	$1,258,333
Carl DeLuca		STIP	$206,371	$412,741	$619,112	—	—	—	—
	01-27-23	LTIP	—	—	—	38,290	66,256	$5.77	$441,875
Richard Storrie		STIP	$197,028	$394,057	$591,085	—	—	—	—
	01-27-23	LTIP	—	—	—	29,265	50,639	$5.77	$337,725
(1)
The amounts reported represent the value of potential payouts under the 2023 STIP, which was designed to cover both the Transition Period and Fiscal 2023, provided that no amounts would be earned until the end of the 2023 fiscal year. The threshold amount specified represents 50% of the target achievement of performance goals and the maximum amount specified represents 150% of the target achievement of performance goals. In any year, this payout could be zero for performance below threshold level. See the section titled “Executive Compensation—Compensation Discussion and Analysis—Executive Compensation for 2023—Fiscal 2023 STIP” for additional details.
(2)
The options and RSUs reported in these columns were granted under the LTIP. The options and RSUs vest ratably over three years, in each case, subject to the named executive officer’s continued employment through each applicable vesting date; provided that vesting may be accelerated in the event of certain qualifying terminations of employment as described under “Potential Payments Upon Termination or Change in Control” described below.

(3)
The amounts reported in this column reflect the aggregate grant-date fair value of stock options and RSUs granted in each period, computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all option awards and RSUs granted to NEOs in Notes 2 and 20 to the Consolidated Financial Statements contained in the Annual Report on Form 10-K for the Fiscal 2023. The amounts reported do not reflect whether the NEO has actually realized or will realize an economic benefit from these awards. Totals may not sum due to rounding.

Outstanding Equity Awards at Fiscal 2023 Year-End Table
The following table sets forth information on outstanding equity awards held by our named executive officers’ as of December 31, 2023. These awards are governed by the Company’s 2021 Long Term Incentive Plan.
	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Ajay Kochhar Chief Executive Officer	10-Aug-2021	117,914	58,957	$10.93	10-Aug-2031	36,032	$21,072
	31-Jan-2022	30,702	61,403	$7.58	31-Jan-2032	38,478	$22,502
	27-Jan-2023	0	253,028	$5.77	27-Jan-2033	146,230	$85,515
Tim Johnston former Executive Chair	10-Aug-2021	117,914	58,957	$10.93	10-Aug-2031	36,032	$21,072
	31-Jan-2022	30,702	61,403	$7.58	31-Jan-2032	38,478	$22,502
	27-Jan-2023	0	253,028	$5.77	27-Jan-2033	146,230	$85,515
Debbie Simpson former Chief Financial Officer	31-Jan-2022	19,406	38,813	$7.58	31-Jan-2032	288,174	$168,524
	27-Jan-2023	0	188,678	$5.77	27-Jan-2033	109,041	$63,767
Carl DeLuca General Counsel & Corporate Secretary	10-Aug-2021	68,313	34,157	$10.93	10-Aug-2031	20,875	$12,208
	31-Jan-2022	9,474	18,947	$7.58	31-Jan-2032	11,873	$6,943
	27-Jan-2023	0	66,256	$5.77	27-Jan-2033	38,290	$22,392
Richard Storrie former Regional President, Americas	31-Jan-2022	58,952	117,905	$7.58	31-Jan-2032	73,885	$43,208
	13-Sep-2022	1,514	3,028	$7.11	13-Sep-2032	1,841	$1,077
	27-Jan-2023	0	50,639	$5.77	27-Jan-2033	29,265	$17,114
(1)
Options and RSUs vest ratably over three years in equal amounts, subject to continued service on each applicable vesting date; provided that vesting may be accelerated in the event of certain qualifying terminations of employment as described under “Potential Payments Upon Termination or Change in Control” described below.

(2)	Amounts reported are based on the number of RSUs multiplied by the closing trading price of our common stock of $0.5848 per share on December 29, 2023 (the last trading day of Fiscal 2023).

Option Exercises and Stock Vested During Fiscal 2023 Table
The following table sets forth information on our named executive officers’ exercise of stock options and the vesting of our named executive officers’ RSUs during Fiscal 2023, including the Transition Period.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ajay Kochhar	299,325	$1,294,931	55,271	$306,800
Tim Johnston	359,190	$1,548,226	55,271	$306,800
Debbie Simpson	0	$0	144,087	$783,833
Carl DeLuca	0	$0	26,812	$149,406
Richard Storrie	0	$0	37,862	$205,049
(1)
The value realized on exercise is calculated as the difference between the market price of Company common shares at the time of exercise and the applicable exercise price of the stock options multiplied by the number of exercised shares. The value realized on vesting is not necessarily indicative of value actually received by the named executive officer, as the named executive officer may choose or be required to hold (rather than sell) some or all of the shares acquired upon exercise.

(2)
The value realized on vesting equals the closing market price of Company common shares on the vesting date multiplied by the number of vested shares. The value realized on vesting is not necessarily indicative of value actually received by the named executive officer, as the named executive officer may choose or be required to hold (rather than sell) some or all of the shares acquired upon vesting.

Potential Payments Upon Termination or Change in Control
Each of the Company’s named executive officers is party to an employment agreement with the Company (collectively, the “Employment Agreements”) and a participant in the Company’s Executive Severance Policy. The Employment Agreements and Executive Severance Policy provide for certain payments and benefits to each of the NEOs in connection with certain qualifying terminations of employment as described below.
Effective as of March 26, 2024, Tim Johnston ceased serving as the Company’s Executive Chair and transitioned to the role of interim non-executive Chair of the Company’s Board; Debbie Simpson ceased serving as the Chief Financial Officer of the Company; and Richard Storrie ceased serving as the Company’s Regional President, EMEA. See the section titled “Subsequent Events”.
Qualifying Termination in connection with Change in Control
In the case of Li-Cycle’s termination of the NEO’s employment without cause, or in the case of the NEO’s termination of their employment for good reason (as defined in the Employment Agreements), in either case within twelve months following a change in control (as defined in the Employment Agreements), in addition to accrued and unpaid base salary, accrued vacation pay, and reimbursement for business expenses properly incurred, the NEO will become entitled to (i) a lump-sum payment in lieu of notice in the amount of eighteen months’ base salary (or twenty-four months’ base salary for the Chief Executive Officer and former Executive Chair) plus the amount of the NEO’s annual bonus target in respect of the fiscal year in which the termination occurs, pro-rated to eighteen months (or twenty-four months for the Chief Executive Officer and former Executive Chair); (ii) a lump-sum for the NEO’s annual bonus award in respect of the fiscal year immediately preceding the termination, to the extent earned and unpaid at the date of the termination, calculated at the annual bonus target for such fiscal year, (iii) annual bonus award in respect of the fiscal year of Li-Cycle in which the termination occurs, pro-rated from the start of such fiscal year to the date of the termination, calculated at the annual bonus target for such fiscal year; (iv) matching contributions to the NEO’s group retirement savings plan up to and including the last day of the statutory notice period required pursuant to applicable employment standards legislation; (v) continued participation in Li-Cycle’s executive benefit plans and perquisites until the end of the statutory notice period pursuant to applicable employment standards legislation, and (vi) for a period of eighteen months or until the NEO becomes entitled to participate in similar benefit plans with another employer, participation in primary benefit plan coverages (i.e., health care, dental care, and employee assistance program); and (vii) outplacement career counselling ending on the earliest to occur of twelve months following the termination and the date that the NEO obtains full-time employment. Long-term equity awards are treated in accordance with the terms of the applicable award agreement and the 2021 Executive Severance Policy described below.
Qualifying Termination outside of Change in Control
In the case of Li-Cycle’s termination of the NEO’s employment without cause, or in the case of the NEO’s termination of their employment for good reason (as defined in the Employment Agreements), in either case prior to a change in control or more than twelve months after a change in control (as defined in the Employment Agreements), in addition to accrued and unpaid base salary, accrued vacation pay, and reimbursement for business expenses properly incurred, the NEO will become entitled to (i) payment in equal monthly installments representing twelve months’ base salary (or eighteen months’ base salary for the Chief Executive Officer and former Executive Chair) plus the amount of the NEO’s annual bonus target in respect of the fiscal year in which the termination occurs, pro-rated to twelve months (or eighteen months for the Chief Executive Officer and former Executive Chair); (ii) matching contributions to the NEO’s group retirement savings plan up to and including last day of the statutory notice period required pursuant to applicable employment standards legislation; (iii) continued participation in Li-Cycle’s executive benefit plans and perquisites until the end of the statutory notice period pursuant to applicable employment standards legislation (iv) for a period of twelve months or until the NEO becomes entitled to participate in similar benefit plans with another employer, participation in primary coverages (health care, dental care, and employee assistance program); and (v) and outplacement career counselling ending on the earliest to occur of twelve months following the termination and the date that the NEO obtains full-time employment. Long-term equity awards are treated in accordance with the terms of the applicable award agreement and the 2021 Executive Severance Policy described below.
Death, Disability
If the NEO is terminated for cause, death, mutually agreed retirement or by the executive without good reason, they will be entitled to payment of any unpaid base salary, vacation pay and reimbursement for business expenses properly incurred accrued to the termination date; matching contributions to the NEO’s group retirement savings plan up to and including last day of the statutory notice period required pursuant to applicable employment standards legislation; and post-employment treatment of the NEO’s long term incentive plan awards (including without limitation share options and RSUs) determined in accordance with the terms of the Incentive Award Plan and/or any other applicable long term incentive plan(s), the relevant award agreement(s), and the 2021 Executive Severance Policy (as described below).
If the NEO is terminated for permanent disability, they will be entitled to a lump-sum payment of any unpaid base salary, vacation pay and reimbursement for business expenses properly incurred accrued during the applicable elimination period for long-term disability benefits stipulated in Li-Cycle’s long-term disability insurance plan, less any short-term disability benefit payments provided by Li-Cycle; matching contributions to the NEO’s group retirement savings plan up to and including the end of the applicable elimination period; continued participation in Li-Cycle’s executive benefit plans and perquisites up to and including the end of the applicable elimination period; and post-employment treatment of the NEO’s long term incentive plan awards (including without limitation share options and RSUs) determined in accordance with the terms of the Incentive Award Plan and/or any other applicable long term incentive plan(s), the relevant award agreement(s), and the 2021 Executive Severance Policy (as described below).
Long-Term Incentive Awards
The 2021 Executive Severance Policy provides that all unvested options and RSUs will be accelerated and exercisable for the remainder of the term in the case of an executive officer’s termination (i) without cause or resignation for good reason within 12 months following a change in control, (ii) in the case of death, and (iii) in the case of disability. An executive officer’s unvested options will continue to vest and vesting for RSUs will be accelerated in the case of mutually agreed retirement. In all other cases of termination, unvested options and RSUs shall be forfeited.
The table below sets out for each NEO the payments that would have been made to each under the terms of their Employment Agreements upon the occurrence of certain events, had they occurred on December 29, 2023 (the last trading day of the fiscal year).
Name	Event	Salary and Annual Incentives ($)	Equity-Based Awards ($)(1)	Total ($)
Ajay Kochhar	Termination without cause/termination by Mr. Kochhar for good reason within 12 months following a change in control	$3,360,000	$129,089	$3,489,089
	Termination without cause/termination by Mr. Kochhar for good reason prior to a change of control or more than 12 months following a change in control	$1,980,000	—	$1,980,000
	Termination for cause, mutually agreed retirement or by Mr. Kochhar without good reason	—	—	—
	Death	—	$129,089	$129,089
	Permanent Disability	—	$129,089	$129,089

Name	Event	Salary and Annual Incentives ($)	Equity-Based Awards ($)(1)	Total ($)
Tim Johnston	Termination without cause/termination by Mr. Johnston for good reason within 12 months following a change in control	$3,360,000	$129,089	$3,489,089
	Termination without cause/termination by Mr. Johnston for good reason prior to or more than 12 months following a change in control	$1,980,000	—	$1,980,000
	Termination for cause, mutually agreed retirement or by Mr. Johnston without good reason	—	—	—
	Death	—	$129,089	$129,089
	Permanent Disability	—	$129,089	$129,089
Debbie Simpson	Termination without cause/termination by Ms. Simpson for good reason within 12 months following a change in control	$2,200,000	$232,291	$2,432,291
	Termination without cause/termination by Ms. Simpson for good reason prior to or more than 12 months following a change in control	$1,100,000	—	$1,100,000
	Termination for cause, mutually agreed retirement or by Ms. Simpson without good reason	—	—	—
	Death	—	$232,291	$232,291
	Permanent Disability	—	$232,291	$232,291
Richard Storrie	Termination without cause/termination by Mr. Storrie for good reason within 12 months following a change in control	$1,368,713	$61,399	$1,430,112
	Termination without cause/termination by Mr. Storrie for good reason prior to or more than 12 months following a change in control	$617,738	—	$617,738
	Termination for cause, mutually agreed retirement or by Mr. Storrie without good reason	—	—	—
	Death	—	$61,399	$61,399
	Permanent Disability	—	$61,399	$61,399
Carl DeLuca	Termination without cause/termination by Mr. DeLuca for good reason within 12 months following a change in control	$1,690,000	$41,543	$1,731,543
	Termination without cause/termination by Mr. DeLuca for good reason prior to or more than 12 months following a change in control	$884,000	—	$884,000
	Termination for cause, mutually agreed retirement or by Mr. DeLuca without good reason	—	—	—
	Death	—	$41,543	$41,543
	Permanent Disability	—	$41,543	$41,543
(1)
The value of unvested options is calculated as the difference between the value of shares of the Company’s common shares based on the closing price of $0.5848 on December 29, 2023 (the last trading day of the fiscal year) and the exercise price of the relevant options. The value of the unvested RSUs is calculated based on the number of unvested RSUs multiplied by the closing price of $0.5848 on December 29, 2023 (the last trading day of the fiscal year).

Subsequent Events–Leadership Changes
On March 25, 2024, as part of the previously disclosed ongoing comprehensive review and Cash Preservation Plan, which includes organizational right-sizing and right-shaping, the Company made the strategic decision to transition from its regional management structure to a centralized model to better position the Company for future success and increase efficiencies, which resulted in certain leadership changes.
Effective as of March 26, 2024, Mr. Tim Johnston ceased serving as the Company’s Executive Chair and separated from, and is no longer employed by, the Company as of such date. On the same date, Mr. Johnston transitioned to the role of interim non-executive Chair of the Company’s Board.
Effective as of March 26, 2024, Ms. Debbie Simpson ceased serving as the Chief Financial Officer of the Company. In order to facilitate an orderly transition in our leadership structure, Ms. Simpson has and will continue to serve as a non-executive employee and special advisor to the Company’s Chief Executive Officer until May 31, 2024 (the “Transition Period”), at which time she will separate from and no longer be employed by the Company. During the Transition Period, Ms. Simpson will continue to receive her regular compensation and benefits.
Effective as of March 26, 2024, Mr. Richard Storrie ceased serving as the Company’s Regional President, EMEA. He has and will continue to serve as a non-executive employee over the Transition Period to ensure a smooth transition, and will separate from and no longer be employed by the Company on May 31, 2024. During the Transition Period, Mr. Storrie will continue to receive his regular compensation and benefits.
The Company currently expects to enter into a separation agreement and release of claims (each, a “Separation Agreement”) with each of Mr. Johnston, Ms. Simpson and Mr. Storrie pursuant to which, subject to each such individual’s timely execution and non-revocation of such Separation Agreement, as well as continued compliance with certain restrictive covenants, the individual will be entitled to receive the severance payments and benefits set forth in his or her employment agreement as if the separation were a deemed qualifying termination of employment by the Company, which agreements provide for: (i) an amount equal to (x) 12 months’ base salary (or 18 months for Mr. Johnston) plus (y) the executive officer’s annual target bonus, pro-rated to 12 months (or 18 months for Mr. Johnston), (ii) matching contributions to such executive officer’s group retirement savings plan through the statutory notice period, (iii) continued participation in the Company’s benefit plans and perquisites through the statutory notice period, and (iv) for a period of up to 12 months, participation in the Company’s primary benefit plan coverages, and (v) outplacement career counselling for up to 12 months.

CEO PAY RATIO
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median compensated employee (the “median employee”).
For Fiscal 2023, the ratio of CEO to median employee annual total compensation is 19.7:1. The Fiscal 2023 total compensation of our CEO was $2,323,258, as reported in the Summary Compensation Table. The Fiscal 2023 total compensation of our global median employee was $117,669. This value was calculated in a manner consistent with SEC rules for calculating total compensation for 2023 Summary Compensation Table.
To identify our median employee, we compared total direct compensation at target, which is defined as the sum of (a) annualized base salary as of December 31, 2023, (b) the annualized target cash short-term incentive compensation, and (c) the target value for equity awards granted to employees eligible for the Long-Term Incentive Plan. As applicable, values were converted to USD using currency exchange rates then in effect. As of December 31, 2023, we had approximately 379 employees, all of whom, excluding Mr. Kochhar, the CEO, were considered in identifying the median employee.
In calculating the CEO pay ratio, the SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their CEO pay ratios.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the section titled “Executive Compensation—Compensation Discussion and Analysis” above.
					Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table Total for CEO(2)	Compensation Actually Paid to CEO(3)	Average Summary Compensation Total for Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(4)	Li-Cycle’s Cumulative TSR	WilderHill Clean Energy Index Cumulative TSR(5)	Net Income ($millions)	Company Selected Measure(6)
2023	$2,323,258	$243,643	$1,536,578	$48,051	$5.59	$34.75	($138.0)	N/A
2022TP	$87,431	($239,144)	$84,865	($247,326)	$45.46	$44.81	$1.6	N/A
2022	$1,854,860	$151,441	$1,922,211	$925,211	$56.92	$53.47	($50.3)	N/A
2021	$2,861,997	$4,765,860	$2,008,656	$3,581,556	$123.59	$102.83	($70.5)	N/A
(1)
For each applicable year, Mr. Kochhar was the CEO. For 2023 and 2022TP, Other NEOs were Messrs. Johnston, Storrie and DeLuca and Ms. Simpson. For 2022, Other NEOs were Messrs. Johnston, Storrie, DeLuca and MacInnis and Ms. Simpson. For 2021, Other NEOs were Messrs. Johnston, MacInnis, Phalpher and Biederman.

(2)
Amounts shown in these columns represent a) the total compensation reported in the Summary Compensation Table for our CEO and b) the average of the total compensation reported in the Summary Compensation Table for our Other NEOs as reported in the applicable year, respectively.

(3)	Amounts reported in this column are based on total compensation reported for our CEO in the Summary Compensation Table for the indicated years and adjusted as shown in the table below.
	2023 (Mr. Kochhar)	2022TP (Mr. Kochhar)	2022 (Mr. Kochhar)	2021 (Mr. Kochhar)
Reported SCT Total Compensation	$2,323,258	$87,431	$1,854,860	$2,861,997
Subtract: Equity Award Values Reported in the SCT	($1,687,500)	$0	($875,000)	($2,363,000)
Add: Year End Fair Value of Equity Awards Granted in the Year	$133,692	$0	$665,728	$2,810,888
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$0	$0	$0	$112,430
Add/Subtract: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	($602,739)	$(326,575)	($1,066,446)	$0
Add/Subtract: Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	$76,932	$0	($427,701)	$1,343,545
Compensation Actually Paid	$243,643	($239,144)	$151,441	$4,765,860

(4)
Amounts reported in this column are based on the average of the total compensation reported for our Other NEOs in the Summary Compensation Table for the indicated years and adjusted as shown in the table below. Fair value of equity awards was computed in the same manner as fair value was computed for equity awards granted to our CEO, as described above.

	2023	2022TP	2022	2021
Average Reported SCT Total Compensation	$1,536,578	$84,865	$1,922,211	$2,008,656
Subtract: Average Equity Award Values Reported in the SCT	($931,358)	$0	($1,283,499)	($1,560,000)
Add: Average Year End Fair Value of Equity Awards Granted in the Year	$73,787	$0	$992,447	$1,858,624
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$0	$0	$0	$77,926
Add/Subtract: Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	($697,739)	($332,191)	($336,858)	$0
Add/Subtract: Average Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	$66,784	$0	($369,091)	$1,196,350
Average Compensation Actually Paid	$48,051	($247,326)	$925,211	$3,581,556
(5)	For each indicated year, amounts shown in this column represents the cumulative total shareholder return for the WilderHill Clean Energy Index.
(6)
As noted in the Compensation Discussion and Analysis, for 2023, the principal incentive elements in the Company’s executive compensation program were delivered in the form of annual cash bonuses and equity awards in the form of time-vesting stock options and RSUs. As is the case with many companies in the early-stage battery recycling and battery technology industries, the Company’s annual short-term incentive plan objectives are generally tied to the Company’s strategic and operational goals rather than financial goals. Accordingly, the Company determined that it did not have any financial performance measure which would constitute a “Company-Selected Measure” for purposes of this disclosure.

As illustrated in the table above and the charts below, the Compensation Actually Paid (calculated as required under SEC rules) to our CEO and Other Named Executive Officers over the past three fiscal years has directionally aligned with the Company’s TSR and net income.

The chart below describes the relationship between compensation actually paid to our chief executive officer and the average of the compensation actually paid to our Other NEOs (as calculated above) and our cumulative total shareholder return (TSR) for the indicated years. In addition, the chart compares our cumulative TSR and our peer group’s cumulative TSR for the indicated years. In each case, TSR is measured starting from August 11, 2021 (the date we first started trading on the NYSE) through the end of FY2021, FY2022 and FY2023:

Compensation Actually Paid Versus TSR
Compensation Actually Paid
Millions
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$140
$120
$100
$80
$60
$40
$20
$0
TSR on $100 Investment
FY2021
FY2022
FY2023
CEO CAP
Average Other NEO CAP
LICY Cumulative TSR
Wilderhill Clean Energy Index

The chart below illustrates the relationship between compensation actually paid to our CEO and the average of the compensation actually paid to our Other NEOs and Li-Cycle’s net income.

Compensation Actually Paid Versus Net Income ($ millions)
Compensation Actually Paid
Millions
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0
-$20
-$40
-$60
-$80
-$100
-$120
-$140
-$160
Net Income ($ millions)
FY2021
FY2022
FY2023
CEO CAP
Average Other NEO CAP
Net Income ($ Mn)

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. The four operating performance measures listed below represent the most important metrics we used to link CAP to financial performance for fiscal year 2023, as further described in Compensation Discussion and Analysis.
Performance Measure
Operating and commercial performance indicator – Spoke availability
Health and safety performance indicator – total recordable incident frequency rate
Good corporate citizen performance indicator – number of business interruptions
Optimal cash management performance indicator – performance against budget

Equity Compensation Plan Information as of December 31, 2023
The following table provides information about the Company’s common shares that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2023. Our Shareholders have approved all of the Company’s current share-based compensation plans. For plan details, please see the table under the heading titled “How We Determined Executive Compensation—Elements of Compensation”.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights[4] ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity Compensation Plans Approved by Shareholders
Legacy Stock Option Plan and Legacy LTIP(1)	972,251	1.43	0
Long-Term Incentive Award Plan(2)	12,605,515	1.76	17,962,968
Equity Compensation Plans Not Approved by Shareholders
-	—	—	—
Total(3)	13,577,766	1.74	17,962,968
Notes:
(1)
Prior to the completion of the Business Combination, Li-Cycle Corp. maintained a stock option plan (the “Legacy Stock Option Plan”) and a long-term incentive plan (the “Legacy LTIP”). Pursuant to the Arrangement, all of the share options (“Legacy Options”) of Li-Cycle Corp. outstanding under the Legacy Stock Option Plan or the Legacy LTIP fully vested; a total of 28,799 Legacy Options were exercised on a cashless basis in exchange for common shares of Li-Cycle Holdings Corp.; and the remaining 106,307 Legacy Options were exchanged for Rollover Options to acquire a total of 4,242,707 common shares of Li-Cycle Holdings Corp. There were 972,251 Rollover Options outstanding as of December 31, 2023. Each Rollover Option, mutatis mutandis, continues to be governed by the terms of the Legacy Stock Option Plan or the Legacy LTIP, as applicable, and the terms of any share option agreement by which the applicable Legacy Option was evidenced. Any restriction on the exercise of any Legacy Option so replaced continues in full force and effect and the term, exercisability, vesting schedule and other provisions that applied to such Legacy Option otherwise remain unchanged as a result of the replacement of such Legacy Option; provided, however that (x) the Compensation Committee of the Board has succeeded to the authority and responsibility of the Board of Li-Cycle Corp. with respect to each Rollover Option; and (y) each Rollover Option is subject to administrative procedures consistent with those in effect under the Long-Term Incentive Award Plan.

(2)	The issued and outstanding options and RSUs under the Long-Term Incentive Award Plan as at December 31, 2023 consisted of 2,746,434 options and 9,859,081 RSUs.
(3)	Consists of 3,718,685 options and 9,859,081 RSUs.
(4)	There is no exercise price with respect to our issued and outstanding RSUs, therefore, the weighted-average exercise prices in this column do not take those awards into account.

RELATED PARTY TRANSACTIONS
Related Party Transactions
The following is a summary of transactions since January 1, 2023 to which we have been or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, nominees for director, promoters or beneficial holders of more than 5% of our Shares, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section titled “Executive Compensation” above.
Policies and Procedures for Related Party Transactions
Our Board adopted a written Related Party Transactions Policy which provides that our Audit Committee is responsible for reviewing and approving any related party transaction, taking into account the purpose of, and the potential benefits to the Company of the related party transaction, whether the transaction was undertaken in the ordinary course of business of the Company, whether the terms are comparable to those that could be obtained in arms’ length dealings with an unrelated party under similar circumstances, whether the transaction would impair a director’s independence, the extent of the related party’s interest in the transaction, the controls implemented by the Company to protect the interests of the Company, and any other information that may be material to investors or inconsistent with the best interests of the Company in light of the facts and circumstances of the particular transaction. whether the related party transaction would present an improper conflict of interest. The Related Party Transaction Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we are to be a participant, the amount involved exceeds CAD $75,000 and a related party had or will have a direct or indirect material interest. Our Audit Committee reviews and ratifies or approves all of our related party transactions.
We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future related party transactions are approved by our Audit Committee, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Director & Officer Indemnification Agreements
The Company has entered into separate indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the by-laws. These agreements, among other things, require the Company to indemnify its directors and executive officers for certain costs, charges and expenses, including attorneys’ fees, judgments, fines and settlement amounts, reasonably incurred by a director or executive officer in any action or proceeding because of their association with the Company or any of its subsidiaries.

Investor Agreement
On August 10, 2021, the Company, the Peridot Class B Holders (including Scott Prochazka (a Director of the Company)) and the Li-Cycle Holders (including 2829908 Delaware LLC (an entity affiliated with Ajay Kochhar, the Co-Founder, President & CEO and a Director of the Company, Keperra Holdings Limited (an entity wholly-owned by Tim Johnston, the Co-Founder, interim non-executive Chair and a Director of the Company, Anthony Tse (a Director of the Company) and ZCR Corp (an entity wholly owned by Mark Wellings, a Director of the Company)) (collectively for the purposes of this subsection referred to as the “Holders”) entered into the Investor Agreement. The Company has granted certain registration rights to the Holders. The Company has filed with the SEC a shelf registration statement covering the resale of the common shares held by the Holders, which has been declared effective by the SEC. In addition, pursuant to the terms of the Investor Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders may demand at any time or from time to time, that the Company file a registration statement on Form S-3 (or on Form S-1 if Form S-3 is not available) to register the securities of the Company held by such Holders, and each may specify that such demand registration take the form of an underwritten offering, in each case subject to limitations on the number of demands and underwritten offerings that can be requested by each Holder, as specified in the Investor Agreement. Holders will also have “piggy-back” registration rights, subject to certain requirements and customary conditions. The Investor Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the Holders against (or make contributions in respect of) certain liabilities that may arise under the Securities Act.
The Investor Agreement further provided that the securities of the Company held by the Peridot Class B Holders and Li-Cycle Holders were subject to certain transfer restrictions which have now expired.
Under the Investor Agreement, the Sponsor will also have the right to designate for nomination a number of directors to the Board as follows: (i) during any time that the Sponsor and its affiliates collectively beneficially own at least 50% of the number of shares of the Company held by them on the closing date of the Business Combination (the “Closing Date”), two directors or (ii) during any time that the Sponsor and its affiliates do not collectively satisfy the test set forth in the preceding clause (i) but do collectively beneficially own at least 25% of the number of shares of the Company held by them on the Closing Date, one director.
Transactions with Glencore
We consider Glencore a related party as it is a beneficial owner of more than 5% of our issued and outstanding common shares due to the amount of common shares issuable upon conversion of the A&R Glencore Convertible Notes (as defined below) and the Glencore Senior Secured Convertible Note (as defined below). Assuming the conversion of the A&R Glencore Convertible Notes and the Glencore Senior Secured Convertible Note in full on April 8, 2024, Glencore and its affiliates would have beneficially owned approximately 47.8% of our common shares on an as-converted basis (based on the total number of outstanding common shares as of April 8, 2024).

Glencore Commercial Agreements
On May 31, 2022, the Company announced the entry into commercial agreements (collectively, the “Glencore Commercial Agreements”) with Glencore, including the Master Commercial Agreement, the Amended & Restated Global Feed Sourcing Agreement, the Black Mass Sourcing Agreement, the Sulfuric Acid Supply Agreement, the Black Mass Off-Take Agreement, the End Products Off-Take Agreement and the By-Products Off-Take Agreement.
Subject to existing commitments of the Company and other exceptions (including materials required for the Company’s operations), under the terms of the Glencore Commercial Agreements, Glencore will source and supply lithium-ion battery manufacturing scrap and other lithium-ion battery materials to the Company for use at the Company’s Spokes; Glencore will source and supply black mass to the Company for use at the Company’s Hubs; Glencore will supply sulfuric acid for use at the Company’s Hubs; and Glencore will purchase, for its internal consumption or on-sale to third party end customers, black mass, battery-grade end products and certain by-products produced at the Company’s Spokes and Hubs. Pursuant to the Glencore Commercial Agreements, Glencore will earn (i) sourcing fees on all feed flowing into the Company’s Spokes; (ii) sourcing fees on all third party black mass flowing into the Company’s Hubs; (iii) marketing fees on all black mass flowing out of the Company’s Spokes and not flowing into the Company’s Hubs; and (iv) end products marketing fees on all end products flowing out of the Company’s Hubs or any third party processing sites that the Company may utilize. Should the Company resume construction on the Rochester Hub and the Rochester Hub is successfully developed with an expected end product mix to produce MHP, then Li-Cycle expects that such MHP would be subject to the By-Products Off-take Agreement with Glencore, which provides that Li-Cycle and Glencore will discuss and seek to mutually define the applicable commercial terms for the purchase and sale of such product.
The term of each Commercial Agreement will, unless earlier terminated in accordance with the termination provisions of the Master Commercial Agreement, continue until the later to occur of (i) ten years from the date on which the Company’s next Hub (after the completion of the Rochester Hub) achieves a specified level of commercial production, and (ii) the date by which such Hub has processed a minimum quantity of black mass. The term of the Glencore Commercial Agreements will automatically renew on an evergreen basis for subsequent terms of five years after the expiry of the initial term, subject to the Company’s right to terminate all (but not less than all) of the Glencore Commercial Agreements upon 365 days’ prior notice to Glencore and payment of a termination fee based upon five times the aggregate value of the sourcing and marketing fees and certain other amounts invoiced in the preceding twelve months.
During the year ended December 31, 2023:
(a)
under the Amended & Restated Global Feed Sourcing Agreement, the Company purchased feed in the aggregate amount of $9.2 million and paid sourcing fees to Glencore in the aggregate amount of $0.1 million, as compared to $10.4 million and $0.1 million respectively for the year ended December 31, 2022;

(b)
under the Black Mass Off-Take Agreement, the Company sold materials to Glencore in the aggregate amount of $3.6 million and paid supplemental marketing fees in the amount of $0.2 million, as compared to $13.2 million and $0.4 million respectively for the year ended December 31, 2022; and

(c)	under the By-Products Off-Take Agreement, the Company sold materials to Glencore in the aggregate amount of $1.4 million, as compared to $1.5 million for the year ended December 31, 2022.
A&R Glencore Convertible Notes
On May 31, 2022, the Company issued to Glencore a convertible note in the aggregate principal amount of $200.0 million (the “Glencore Convertible Note”), in a transaction exempt from registration under the U.S. Securities Act of 1933, as amended. The Glencore Convertible Note matures five years from the date of issuance and interest on the Glencore Convertible Note is payable on a semi-annual basis, either in cash or by PIK, at the Company’s option. The Glencore Convertible Note accrues interest from the date of issuance at the forward-looking term rate based on SOFR for a tenor comparable to the relevant interest payment period plus 0.42826% (the “Floating Rate”) plus 5% per annum if interest is paid in cash and plus 6% per annum if interest is paid in PIK. The Floating Rate has a floor of 1% and a cap of 2%. The Company has elected to pay interest by PIK since the first interest payment date on the Glencore Convertible Note of November 30, 2022. The Glencore Convertible Note and the PIK notes issued thereunder are referred to collectively as the “Glencore Convertible Notes”, and as at December 31, 2023, comprised the following:
Note	Date Issued	Amount Issued
Glencore Convertible Note	May 31, 2022	$200.0
K Note	November 30, 2022	8.1
PIK Note	May 31, 2023	8.4
PIK Note	November 30, 2023	8.8
Total		$225.3
The principal and accrued interest owing under the Glencore Convertible Notes may be converted at any time by the holder into the Company’s common shares at a per share price equal to $9.95 (the “Conversion Price”), subject to adjustments. The Company may redeem the Glencore Convertible Notes at any time by payment of an amount in cash equal to 100% of the outstanding principal amount of the Glencore Convertible Notes and all accrued interest owing under the Glencore Convertible Notes. In connection with any optional redemption and provided that the holder of the Glencore Convertible Notes has not elected to convert the Glencore Convertible Notes into common shares following receipt of an optional redemption notice, the Company must issue warrants (the “Glencore Warrants”) to the holder of the Glencore Convertible Notes on the optional redemption date that entitle the holder to acquire, until the maturity date of the Glencore Convertible Notes, a number of common shares equal to the principal amount of the Glencore Convertible Notes being redeemed divided by the then applicable Conversion Price. The initial exercise price of the Glencore Warrants will be equal to the Conversion Price as of the optional redemption date.

The obligations of the Company to make any payment on account of the principal of and interest on the KSP Convertible Notes and the Glencore Convertible Notes are subordinate and junior in right of payment and upon liquidation to the Company’s obligations to the holders of all current and future senior indebtedness of the Company. The Glencore Convertible Notes were amended on February 13, 2023 to clarify the conversion calculation.
Pursuant to the terms of the Glencore Senior Secured Convertible Note Purchase Agreement, on March 25, 2024, Glencore and the Company amended and restated the terms of the unsecured convertible note issued by the Company to Glencore Intermediate on May 31, 2022 (the “Existing Glencore Convertible Note”), in two tranches (and such resulting two tranches of the amended and restated unsecured convertible note, the “A&R Glencore Convertible Notes”). Each A&R Glencore Convertible Note includes an event-driven modification to the Existing Glencore Convertible Note, with the first such modification occurring on the date (the “First Modification Date”) that is the earlier of (a) the date that is one month after the effectiveness and initial funding, if any, of a project loan financing for the Company’s Rochester Hub, and (b) December 31, 2024, and the second such modification occurring on the date (the “Second Modification Date” with either the First Modification Date or the Second Modification Date referred to herein as a “Modification Date”) that is the earliest to occur of (a) the first commercial production from the Rochester Hub, (b) construction costs exceeding the construction budget set forth in the project loan financing, and (c) June 1, 2026. Upon the occurrence of each Modification Date, the terms of the applicable A&R Glencore Convertible Note shall mirror the following terms of the Glencore Senior Secured Convertible Note: the maturity will be amended to be five (5) years from the applicable Modification Date, the interest rate will be amended to match the interest rate applicable to the Glencore Senior Secured Convertible Note, mandatory redemption will be required (including, from the First Modification Date and the Second Modification Date, the amount equal to a specified percentage of the excess cash flow generated by the Company and its subsidiaries for the applicable fiscal year (less certain deductions and subject to pro rata application to certain other debt of the Company) in a pro rata amount across the A&R Glencore Convertible Note (to the extent modified) and the Glencore Senior Secured Convertible Note), and the Company will provide guarantees and security for the A&R Glencore Convertible Notes consistent with the Glencore Senior Secured Convertible Note. In addition, at each Modification Date, the conversion price for the applicable tranche will be adjusted to be the lesser of (x) an amount determined on the basis of a 30-Day VWAP having a reference date equal to applicable Modification Date plus a 25% premium per share, and (y) $9.95 per share (the current conversion price of the A&R Glencore Convertible Notes).
Glencore Senior Secured Convertible Note
On March 25, 2024, the Company issued a senior secured convertible note in an aggregate principal amount of $75.0 million to an affiliate of Glencore plc (the “Glencore Senior Secured Convertible Note”). The Glencore Senior Secured Convertible Note matures on the fifth anniversary of the closing. Interest on the Glencore Senior Secured Convertible Note is payable either in cash or by payment-in-kind (“PIK”) at the Company’s election, on a semi-annual basis from the date of issuance, and will be based on the secured overnight financing rate plus five percent (5%) per annum if interest is paid in cash and plus six percent (6%) per annum if interest is paid in PIK. In the case that an event of default has occurred and is continuing, the interest rate will be the rate stated above, plus one percent (1%) per annum (which additional 1% will be payable in cash).
The principal and accrued interest owing under the Glencore Senior Secured Convertible Note may be converted at any time by the holder into common shares in the capital of the Company at a conversion price of $0.53 per share (the “Glencore Senior Secured Convertible Note Conversion Price”).
The Company may redeem all or any portion of the Glencore Senior Secured Convertible Note at any time by payment of an amount in cash equal to 100% of the principal amount of the portion of the Glencore Senior Secured Convertible Note being redeemed plus all accrued and unpaid interest thereon. Commencing with the delivery of financial statements for the fiscal year ending December 31, 2026, the Company will be required to redeem a portion of the outstanding principal amount of the Glencore Senior Secured Convertible Note in an amount equal to a specified percentage of the excess cash flow generated by the Company and its subsidiaries for the applicable fiscal year (less certain deductions and subject to pro rata application to certain other debt of the Company). The Company is also required to redeem the Glencore Senior Secured Convertible Note for an amount in cash equal to the outstanding principal amount of the Glencore Senior Secured Convertible Note being redeemed and all accrued and unpaid interest thereon, plus a make-whole amount equal to the undiscounted interest payments that would have otherwise been payable through maturity (the “Make-Whole Amount”) in the event of: (1) certain events of default that are continuing, upon request by the holder, (2) certain bankruptcy-related events of default, and (3) upon a change of control transaction, unless, in each case, the Glencore Senior Secured Convertible Note is first converted by the holder.
In connection with any optional or mandatory redemption and provided that the holder of the Glencore Senior Secured Convertible Note has not elected to convert the Glencore Senior Secured Convertible Note into common shares following receipt of notice of such redemption, the Company shall issue a number of warrants (the “Glencore Senior Secured Convertible Note Warrants”) to the holder of the Glencore Senior Secured Convertible Note that entitle the holder to acquire a number of common shares equal to the principal amount of the Glencore Senior Secured Convertible Note being redeemed divided by the then applicable Glencore Senior Secured Convertible Note Conversion Price and expiring on the sixth anniversary of the issuance of the Glencore Senior Secured Convertible Note. The initial exercise price of the Glencore Senior Secured Convertible Note Warrants will be equal to the Glencore Senior Secured Convertible Note Conversion Price as of the redemption date.
The Glencore Senior Secured Convertible Note is subject to certain reporting and affirmative and negative operational covenants applicable to the Company and its subsidiaries (subject to customary baskets and exceptions to permit ordinary course transactions as set forth in the Glencore Senior Secured Convertible Note), including satisfaction of a minimum liquidity covenant, monthly, quarterly and annual financial reporting requirements, delivery of an annual operating budget and limitations on (a) the incurrence of indebtedness and liens, (b) dividends, distributions and repurchases or redemptions of capital stock, (c) certain payments in cash of indebtedness which is subordinated, junior lien or unsecured indebtedness, (d) acquisitions and other investments, (e) asset sales (including with respect to the Company’s Spoke facilities), (f) affiliate transactions, and (g) capital expenditures that exceed the established budget by a specific threshold.
All obligations of the Company with respect to the Glencore Senior Secured Convertible Note are guaranteed by Li-Cycle Corp., Li-Cycle Americas Corp., Li-Cycle U.S. Inc., Li-Cycle Inc., and Li-Cycle North America Hub, Inc., (the “Note Guarantors”). Following the issuance of the Glencore Senior Secured Convertible Note, Li-Cycle Europe AG and Li-Cycle Germany GmbH (the “Post-Closing Guarantors”) will execute joinders to the Note Guaranty Agreement and guaranty such obligations as Note Guarantors. Each Note Guarantor unconditionally and irrevocably waives any right to revoke or otherwise discharge or defer its guaranty, and agrees that the guaranty is continuing in nature. Each Note Guarantor’s guaranty is subject to customary limitations under applicable law. Each Note Guarantor’s guaranty may be subordinated or terminated in connection with the closing date under an applicable Project Financing (as defined in the Glencore Senior Secured Convertible Note), or terminated on full payment and satisfaction of all liabilities and obligations in respect of the Glencore Senior Secured Convertible Note.
The Company and the Note Guarantors have granted perfected, first priority security interests (subject to customary exceptions and permitted liens) in all of their respective assets, including intellectual property and a pledge of the equity interests of each other Note Guarantor. Within 60 days of closing of the Glencore Senior Secured Convertible Note investment, the Post-Closing Guarantors will grant perfected, first-priority security interests (subject to customary exceptions and permitted liens) in all intra-group receivables owing to them and over all bank accounts held by such entities in their respective jurisdictions of organization. Li-Cycle Europe AG will further pledge its equity interests in Li-Cycle Germany GmbH.
North America Black Mass and Refined Products Allocation Agreement
On March 25, 2024, the Company and certain of its affiliates (Li-Cycle U.S. Inc., Li-Cycle Inc. and Li-Cycle North America Hub, Inc.), Traxys North America LLC (“Traxys”) and Glencore Ltd. entered into a North America Black Mass and Refined Products Allocation Agreement (the “Allocation Agreement”). Under the terms of the Allocation Agreement, Traxys waived its rights over 50% of the volume of black mass and refined products that would otherwise have been sold to Traxys under the Company’s existing commercial agreements with Traxys, and such material are deemed to be Glencore-committed material under the terms of the Company’s existing commercial agreements with Glencore; provided that Traxys and Glencore are each be entitled to the respective marketing fees which would otherwise have applied under the terms of the Traxys commercial agreements and the Glencore commercial agreements, respectively. The term of the Allocation Agreement begins on March 25, 2025, and continues for the duration of the Traxys commercial agreements, unless earlier terminated by mutual agreement of the parties.

Related Party Expenses
The Company has engaged Fade In Production Pty. Ltd., which is controlled by certain members of the immediate family of Tim Johnston, the Company’s interim non-executive Chair, to provide it with corporate video production services since 2017. During the 12 months ended December 31, 2023, the Company incurred expenses of $139,835 attributable to this vendor, as compared to $200,257 for the 12 months ended December 31, 2022.

SECURITY OWNERSHIP
The following table sets forth information regarding beneficial ownership of the Company’s common shares as of April 8, 2024 based on 179,082,557 common shares issued and outstanding as of April 8, 2024 with respect to beneficial ownership of our common shares by:
•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common shares;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
In accordance with SEC rules, individuals and entities below are shown as having beneficial ownership over common shares they own or have the right to acquire within 60 calendar days, as well as common shares for which they have the right to vote or dispose of such common shares. In accordance with SEC rules, for purposes of calculating percentages of beneficial ownership, common shares which a person has the right to acquire within 60 days are included both in that person’s beneficial ownership as well as in the total number of common shares issued and outstanding used to calculate that person’s percentage ownership but not for purposes of calculating the percentage for other persons.
Except as indicated by the footnotes below, we believe that the persons named below have sole voting and dispositive power with respect to all common shares that they beneficially own. The common shares owned by the persons named below have the same voting rights as the common shares owned by other holders.
Unless otherwise indicated, the business address of each beneficial owner listed in the tables below is c/o Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590, Toronto, ON, M5J 1A7, Canada.
Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares(1)
Directors and Executive Officers
Ajay Kochhar(2)	25,248,879	12.36%
Tim Johnston(3)	11,713,325	6.14%
Mark Wellings(4)	375,425	*
Anthony Tse(5)	303,937	*
Scott Prochazka(6)	161,093	*
Kunal Sinha(7)	—	*
Jacqueline Dedo(8)	44,010	*
Susan Alban(9)	29,661	*
Diane Pearse(10)	29,661	*
Carl DeLuca(11)	138,948	*
Conor Spollen(12)	110,108	*
Craig Cunningham(13)	—	*
Chris Biederman(14)	200,831	*
Dawei Li(15)	95,832	*
Christine Barwell(16)	17,157	*
All directors and executive officers as a group (15 individuals)	38,468,867	17.68%
Five Percent or Greater Shareholders
Glencore plc(17)	164,217,821	47.84%
BNP Paribas Asset Management UK Ltd.(18)	9,100,925	4.84%
*	Less than 1 percent
Notes:
(1)
The ownership percentage set out in this column is based on a total of 179,082,557 outstanding common shares as of April 8, 2024, in each case rounded down to the nearest hundredth, and calculated in accordance with SEC rules.

(2)
Ajay Kochhar’s 25,248,879 shares beneficially owned include (1) 122,607 common shares owned directly by Mr. Kochhar, (2) 24,862,612 common shares owned by 2829908 Delaware LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Maplebriar Holdings Inc., a corporation organized under the laws of the Province of Ontario (“Maplebriar Holdings”), having a sole shareholder, The Kochhar Family Trust, an irrevocable trust established under the laws of the Province of Ontario, Canada (the “Trust”), and (3) 263,660 common shares subject to vested stock options held by Mr. Kochhar which includes options to acquire (i) 117,914 common shares at a price of $10.93 per share until August 10, 2031, (ii) 61,403 common shares at a price of $7.58 per share until January 31, 2032 and (iii) 84,343 common shares at a price of $5.77 per share until January 27, 2033. There is an oral agreement among Mr. Kochhar, the Trust, Maplebriar Holding, and 2829908 Delaware LLC, that grants Mr. Kochhar the sole power to control the voting and disposition of the common shares of the Company held by 2829908 Delaware LLC. Mr. Kochhar is one of three trustees of the Trust, along with Mr. Kochhar’s brother and father, and the beneficiaries of the Trust are principally relatives of Mr. Kochhar. Mr. Kochhar is a Director and the President and CEO of the Company. The 24,862,612 common shares owned by 2829908 Delaware LLC include 3,000,000 common shares pledged to secure 2829908 Delaware LLC’s obligations under two prepaid variable share forward contracts entered into by and between 2829908 Delaware LLC and Citibank, N.A. (“Citibank”) on May 19, 2023 and August 16, 2023, respectively (together, the “2829908 Delaware LLC VPF Contracts”). 2829908 Delaware LLC retains dividend and voting rights in the pledged common shares during the term of the pledge (so long as no event of default or similar event occurs under the applicable 2829908 Delaware LLC VPF Contract or the related pledge and security agreement). The 2829908 Delaware LLC VPF Contracts obligate 2829908 Delaware LLC to deliver to Citibank up to 1,000,000 common shares (or, at 2829908 Delaware LLC’s election, an equivalent amount of cash based on the market price of common shares at that time) on August 18, 2024 and up to 2,000,000 common shares (or, at 2829908 Delaware LLC’s election, an equivalent amount of cash based on the market price of common shares at that time) on November 15, 2024.

(3)
Tim Johnston’s 11,713,325 shares beneficially owned include (1) 402,498 common shares owned directly by Mr. Johnston, (2) 11,047,167 common shares owned by Keperra Holdings Ltd., a Guernsey corporation (“Keperra”) and (3) 263,660 common shares subject to vested stock options, which includes options to acquire (i) 117,914 common shares at a price of $10.93 per share until August 10, 2031, (ii) 61,403 common shares at a price of $7.58 per share until January 31, 2032 and (iii) 84,343 common shares at a price of $5.77 per share until January 27, 2033. Mr. Johnston is the sole shareholder of Keperra. Previously, Artemis Nominees Limited (“Artemis Nominees”) was a nominee company that held legal title to 100 shares of Keperra Holdings as nominee of and trustee for Mr. Johnston. However, Artemis Nominees no longer holds any equity interests in Keperra Holdings and no longer serves as nominee and trustee for Mr. Johnston in connection with Keperra Holdings. The 11,047,167 common shares owned by Keperra include 2,000,000 common shares pledged to secure Keperra’s obligations under a prepaid variable share forward contract entered into by and between Keperra and Citibank N.A. (“Citibank”) on May 19, 2023 (the “Keperra VPF Contract”). Keperra retains dividend and voting rights in the pledged common shares during the term of the pledge (so long as no event of default or similar event occurs under the Keperra VPF Contract or the related pledge and security agreement). The Keperra VPF Contract obligates Keperra to deliver to Citibank up to 2,000,000 common shares (or, at Keperra’s election, an equivalent amount of cash based on the market price of common shares at that time) on August 18, 2024, the maturity date of the Keperra VPF Contract.

(4)
Mark Wellings’ 375,425 shares beneficially owned include (1) 28,527 common shares owned directly by Mr. Wellings, (2) 230,234 common shares owned by ZCR Corp., a holding company wholly owned by Mr. Wellings, (3) vested options to acquire 87,003 common shares at a price of $0.37 per share until July 19, 2024 and (iv) 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024. Mr. Wellings is a director of the Company. Mr. Wellings is the sole owner of ZCR Corp. and has voting or investment control over the common shares held by ZCR Corp.

(5)
Anthony Tse’s 303,937 shares beneficially owned include (1) 274,276 common shares owned directly by Mr. Tse and (2) 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024.

(6)
Scott Prochazka’s 161,093 shares beneficially owned include (1) 131,432 common shares owned directly by Mr. Prochazka and (2) 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024.

(7)
Kunal Sinha holds in trust for Glencore plc (1) 18,072 common shares owned directly by Mr. Sinha and (2) 41,313 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024. Such common shares are counted in Glencore’s beneficial ownership, as further explained in Note (17) below. Mr. Sinha is the Global Head of Recycling at Glencore plc, and may, after vesting, if applicable, transfer the securities directly to Glencore.

(8)
Jacqueline A. Dedo’s 44,010 shares beneficially owned include (1) 14,349 common shares owned directly by Ms. Dedo and (2) 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024.

(9)	Susan Alban beneficially owns 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024.
(10)	Diane Pearse beneficially owns 29,661 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024.
(11)
Carl DeLuca’s 138,948 shares beneficially owned include (1) 29,603 common shares owned directly by Mr. DeLuca and (2) 109,345 common shares subject to vested stock options which includes options to acquire (i) 68,313 common shares at a price of $10.93 per share until August 10, 2023, (ii) 18,947 common shares at a price of $7.58 per share until January 31, 2032 and (iii) 22,085 common shares at a price of $5.77 per share until January 27, 2033.

(12)
Conor Spollen’s 110,108 shares beneficially owned include (1) 31,118 shares owned directly by Mr. Spollen and (2) 78,990 common shares subject to vested stock options which includes options to acquire (i) 66,255 common shares at a price of $7.74 per share until March 8, 2032 and (ii) 12,735 common shares at a price of $5.77 per share until January 27, 2033.

(13)	Craig Cunnigham does not beneficially own any common shares of the Company.
(14)
Chris Biederman’s 200,831 shares beneficially owned include (1) 126,325 shares owned directly by Mr. Biederman and (2) 74,506 common shares subject to vested stock options which includes options to acquire (i) 44,910 common shares at a price of $10.93 per share until August 10, 2031, (ii) 15,789 common shares at a price of $7.58 per share until January 31, 2032 and (iii) 13,807 common shares at a price of $5.77 per share until January 27, 2033.

(15)
Dawei Li’s 95,832 shares beneficially owned include (1) 39,080 common shares owned directly by Mr. Li and (2) 56,752 common shares subject to vested stock options which includes options to acquire (i) 12,475 common shares at a price of $10.93 per share until August 10, 2031, (ii) 21,150 common shares at a price of $13.20 per share until November 22, 2031, (iii) 12,631 common shares at a price of $7.58 per share until January 31, 2032 and (iv) 10,496 common shares at a price of $5.77 per share until January 27, 2033.

(16)
Christine Barwell’s 17,157 shares beneficially owned include (1) 7,661 shares owned directly by Ms. Barwell and (2) 9,496 common shares subject to vested stock options to acquire common shares at a price of $5.77 per share until January 27, 2033.

(17)
According to a Schedule 13D/A filed with the SEC on March 13, 2024, represents (1) 164,158,436 common shares issuable upon the conversion of the Glencore Senior Secured Convertible Note and A&R Glencore Convertible Notes directly owned by Glencore Canada Corporation and (2) 18,072 common shares and 41,313 common shares issuable upon settlement of restricted stock units within 60 calendar days of April 8, 2024 owned by Kunal Sinha and held in trust for Glencore. Mr. Sinha is the Global Head of Recycling at the Glencore group. As of the date hereof, the aggregate outstanding principal of $225,357,584.66 of the A&R Glencore Convertible Notes includes $200,000,000 in initial principal and $25,357,584.66 in PIK interest. Glencore plc is the parent company of Glencore International AG. Glencore Canada Corporation is an indirect wholly-owned subsidiary of Glencore International AG. The principal business and office address of Glencore Canada Corporation is 100 King Street West, Suite 6900, Toronto, ON, M5X 1E3, Canada. The principal business and office address of Glencore plc and Glencore International AG is Baarermattstrasse 3, CH-6340, Baar, Switzerland.

(18)
BNP Paribas Asset Management UK Ltd. beneficially owned 9,100,925 common shares according to a Schedule 13G filed with the SEC on January 17, 2024. The address of the principal business and office of BNP Paribas Asset Management UK Ltd. is 5 Aldermanbury Square, London, EX2V 7BP, United Kingdom.

SHAREHOLDER PROPOSAL DEADLINES FOR 2025 ANNUAL
MEETING OF SHAREHOLDERS
Shareholder Proposals for Inclusion in the Proxy Materials for the 2025 Annual Meeting of Shareholders
If you wish to submit a shareholder proposal for inclusion in our proxy statement relating to our 2025 annual meeting of Shareholders, send the proposal by registered, certified or express mail to:
Li-Cycle Holdings Corp.
Attn: Corporate Secretary
207 Queens Quay West, Suite 590
Toronto, ON M5J 1A7, Canada
Shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. Our Corporate Secretary must receive the written proposal not later than December 12, 2024.
In the event that the 2025 annual meeting of Shareholders is held before April 23, 2025 or after June 22, 2025, then the deadline for the written proposal is a reasonable time before the Company begins to print and send its proxy materials for the 2025 annual meeting of Shareholders.
Pursuant to Rule 14a-8, if a Shareholder who has notified us of their intention to present a proposal at an annual meeting of Shareholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Shareholder Proposals for Consideration at the 2025 Annual Meeting of Shareholders, but not for Inclusion in the Proxy Materials
Under SEC rules, if the Company does not receive notice of a Shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.
In connection with the 2025 annual meeting of Shareholders, if the Company does not have notice of a Shareholder proposal on or before February 26, 2025, the Company will be permitted to use its discretionary voting authority as outlined above; provided, however, that if our 2025 annual meeting of Shareholders is held before April 23, 2025 or after June 22, 2025, then the deadline is a reasonable amount of time prior to the date we begin to send our proxy materials for the 2025 annual meeting of Shareholders.
Nominations of Individuals for Election as Directors at the 2025 Annual Meeting of Shareholders
We have adopted an advance notice by-law which provides that Shareholders seeking to nominate candidates for election as directors must provide timely written notice to our Corporate Secretary at our principal executive offices. Our advance notice by-law also prescribes the proper written form for a Shareholder’s notice. Our Board may, at its sole discretion, waive any requirement under these provisions.

In the case of an annual meeting of Shareholders, the Shareholder’s notice must be received not less than 30 days and no more than 65 days prior to the date of such annual meeting. In the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of such annual meeting was made, notice by the Shareholder may be received not later than the close of business on the 10th day following the date of such public announcement.
In the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors, the Shareholder’s notice must be received not later than the close of business on the 15th day following the day that is the earlier of the date that a notice of meeting is filed for such special meeting and the date on which the first public announcement of the date of such special meeting was made.
In addition to satisfying the foregoing requirements, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting of Shareholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 24, 2025.

ADDITIONAL INFORMATION
2023 Annual Report
Our financial statements and management’s discussion and analysis of financial condition and results of operations for Fiscal 2023 are included in our annual report, which we will make available Shareholders at the same time as this Proxy Statement. You may also obtain a copy of our annual report, including the financial statements and the financial statement schedules, free of charge, by sending a written request to our Investor Relations department at Li-Cycle Holdings Corp., 207 Queens Quay West, Suite 590, Toronto, ON M5J 1A7, Canada, Attention: Investor Relations.
Our annual report is also available at https://investors.li-cycle.com under “SEC Filings” in the “Financials” section of our website and on the SEC’s website at www.sec.gov. Our Annual Report and additional information relating to the Company is also available on SEDAR+ at www.SEDARplus.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.
Availability of Bylaws
A copy of our amended and restated by-laws may be obtained by accessing our filings on the SEC’s website at www.sec.gov or on SEDAR+ at www.SEDARplus.com. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making shareholder proposals and nominating director candidates.

OTHER MATTERS
We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, the persons named in the proxy will have discretion to vote the common shares they represent in accordance with their own judgment on such matters. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.
It is important that your shares be represented at the Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.
BY ORDER OF THE BOARD OF DIRECTORS

Carl DeLuca
General Counsel and Corporate Secretary
Li-Cycle Holdings Corp.

ANNEX A

Li-Cycle Holdings Corp.
Charter of the Board of Directors
See attached.

Li-Cycle Holdings Corp.
CHARTER OF THE BOARD OF DIRECTORS
FUNCTION AND PURPOSE
The Board of Directors (the “Board”) of Li-Cycle Holdings Corp. (the “Company”) is responsible for the supervision of the management of the business and affairs of the Company. The Board, directly and through its committees, will provide direction to senior management, generally through the President and Chief Executive Officer (the “CEO”), to pursue the best interests of the Company. The Board’s fundamental objective is to enhance and preserve long-term shareholder value while at the same time considering the legitimate interests of its other stakeholders, including the Company’s employees, customers and communities.
COMPOSITION AND ORGANIZATION
Membership and Qualifications
Composition: The Board will be comprised of at least three directors and not more than ten directors with such number to be fixed by the Board in accordance with applicable legislation, regulations and listing requirements upon the recommendation of the Nominating and Corporate Governance Committee. Directors are elected annually at the Company’s annual meeting of shareholders and must meet the requirements of applicable corporate laws and securities laws, rules, regulations and guidelines.
Independence: A majority of the Board must qualify as “independent”, as defined in accordance with the requirements of applicable stock exchange and securities regulatory authorities, and meet the experience and expertise requirements of the applicable stock exchange and securities regulatory authorities.
The Board has the responsibility to ensure that appropriate structures and procedures are in place to permit the Board to function independently of management.
Chair and Lead Director: The Board will appoint one member to act as the Chair and will set out his or her duties and responsibilities in a position description. If at any point the Chair is not independent, the Board will also appoint one member to act as the Lead Director, and will set out his or her duties and responsibilities in a position description.
The Chair may be removed from the position at any time at the discretion of the Board. The incumbent Chair will continue in office until a successor is appointed or he or she is removed by the Board or ceases to be a director of the Company. If the Chair is absent from a meeting, the Lead Director, if any, will preside at the meeting, and if there is no Lead Director, the Board will, by majority vote, select another director to preside at the meeting.

Board Committees
The Board has established the following committees: the Audit Committee; the Nominating and Corporate Governance Committee; the Compensation Committee; and the Health, Safety, Environment & Sustainability Committee. Subject to applicable law or regulatory requirements, the Board may establish other committees, including ad hoc committees, or merge or dispose of any committee not otherwise required by applicable rules or regulations. In consultation with the Nominating and Corporate Governance Committee, the Board will review the appropriate structure, size, composition, mandate and members of each Board committee, and approve and modifications to such items as considered advisable.
Meetings
Frequency: The Board will meet at least once each quarter, with additional meetings held as deemed advisable, at such times and locations (if any) as the Chair deems necessary to fulfill the Board’s responsibilities. The Board will conduct meetings of the Board in accordance with the Company’s articles and by-laws. The independent directors shall meet, without members of management, at each regularly scheduled meeting.
Agendas and Notice: The Chair, in consultation with the Lead Director and the Corporate Secretary, will establish the meeting dates and the meeting agenda. The Corporate Secretary will send notice of each Board meeting and information concerning the business to be conducted at such meeting, to each director not less than 48 hours prior to each meeting, provided that, except where the Business Corporations Act (Ontario) requires the notice to specify the purpose of, or the business to be transacted at, the meeting, notice need not be sent for any regularly scheduled meeting. The Chair, or a majority of the directors, may call a special meeting of the Board at any time. Attendance at a meeting shall constitute a waiver of notice of such meeting, except attendance for the express purpose of objecting to the notice.
Holding and Recording Meetings: Board meetings may be held in person, telephonically or by other electronic means, or action may be taken by written consent in accordance with the applicable corporate law. The Board may act by a majority vote or unanimous written resolution. The Board will keep written minutes of its meetings.
Each director is expected to attend all meetings of the Board and any committee of which he or she is a member and is expected to review and be familiar with Board and committee materials which have been provided in sufficient time for review prior to the meeting.
The Board and the Chair may invite any officer or employee of the Company or any advisors as it deems appropriate from time to time to attend Board meetings (or any part thereof) and assist in the discussion and consideration of matters relating to the Board.
The Board will meet in camera, without any non-independent directors or management present, as a feature at each meeting.
Quorum: A majority of the directors of the Board, present in person or by telephone or other electronic means, will constitute a quorum for Board meetings.

AUTHORITY AND RESPONSIBILITIES
The Board, in exercising its powers and discharging its duties, will act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Board operates by delegating certain of its authorities to management and by reserving certain powers for itself. The Board retains the responsibility for managing its own affairs, including selecting its Chair, nominating candidates for election to the Board, constituting committees of the Board and determining director compensation.
In furtherance of its purpose, the Board assumes the following duties and responsibilities, some of which are initially reviewed and recommended by the applicable committee of the Board for full Board approval:
Strategy and Budget
(a)
ensuring a strategic planning process is in place and approving, on at least an annual basis, a business plan which takes into account, among other things, the longer-term opportunities and risks of the business;

(b)	approving the Company’s annual operating and capital budgets;
(c)	reviewing operating and financial performance results in relation to the Company’s business plan and budgets;
(d)	reviewing and approving material transactions and capital investments not in the ordinary course of business;
Board Composition and Administration
(a)	approving individuals identified and presented by the Nominating and Corporate Governance Committee as nominees for election at the next annual meeting of shareholders;
(b)	approving the nomination of directors to the Board, as well as:
i.	ensuring that a majority of the Company’s directors are independent pursuant to applicable legislation, regulations and listing requirements;
ii.	developing appropriate qualifications and criteria for the selection of Board members;
iii.	appointing the chair of the Board (the “Chair”), the lead independent director (the “Lead Director”), if necessary, and the chair and members of each Committee of the Board;
(c)
identifying individuals qualified to become members of the Audit Committee in light of the independence, financial literacy, experience, diversity and other membership requirements set forth under applicable legislation, regulations and listing requirements;

(d)
providing an orientation program for new directors to the Board and continuing education opportunities for all directors to ensure that directors can maintain and enhance their abilities and ensure that their knowledge of the Company’s business remains current;

(e)	determining director compensation and any equity ownership requirements for directors with recommendations of the Compensation Committee;
(f)
assessing annually the effectiveness and contribution of the Board and the Board Chair and Lead Director (if applicable); of each Committee of the Board and their respective chairs; and of individual directors;

(g)	developing written position descriptions for the Board Chair, the Lead Director and the chair of each Committee of the Board;
Human Resource Management and Compensation
(a)	appointing the CEO and developing a written position description for the role of the CEO;
(b)	developing the corporate goals and objectives that the CEO is responsible for meeting and reviewing the performance of the CEO against such corporate goals and objectives;
(c)	approving the Company’s compensation and benefits policies and any changes thereto for executive officers;
(d)	ensuring that the Company’s compensation and benefits policies create and reinforce good conduct, ethical behaviour and promote reasonable risk taking;
(e)	satisfying itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers promote a culture of integrity throughout the organization;
(f)	overseeing the Company’s succession planning and talent development;
Governance
(a)	developing the Company’s approach to, and disclosure of, corporate governance practices and developing a set of corporate governance guidelines that are specifically applicable to the Company;
(b)	ensuring that there are appropriate procedures in place for the identification and resolution of conflicts of interest;
(c)
overseeing and approving the Company’s code of conduct and code of ethics for senior financial employees with the purpose of promoting integrity and deterring wrongdoing, and encouraging and promoting a culture of ethical business conduct;

(d)	establishing appropriate limits on the authority delegated to management to manage the business and affairs of the Company;
(e)
reviewing, approving and overseeing the implementation of the Company’s material policies, including the insider trading policy, the pre-approval policy for audit and non-audit services, the related party transaction policy, the anti-corruption policy and health and safety policies and practices;

Risk Management, Internal Controls and Compliance
(a)	identifying and assessing the principal risks of the Company’s business, and ensuring the implementation of appropriate systems to manage and mitigate these risks;

(b)	ensuring full and complete disclosure of how the Board oversees risk;
(c)	ensuring the integrity of the Company’s internal control system and management information systems and the safeguarding of the Company’s assets;
(d)	reviewing, approving and overseeing compliance with the Company’s disclosure policy and whistleblower procedure;
(e)	overseeing the adequacy of the Company’s processes to ensure compliance by the Company with applicable legal and regulatory requirements;
Financial Reporting and Auditors
(a)
reviewing and approving, as required, the Company’s financial statements, related management’s discussion and analysis and other related financial information, and their filing and disclosure, as required;

(b)	appointing, subject to approval of shareholders, and removing of the external auditor;
Communications
(a)	together with management, meeting with the Company’s shareholders at the annual meeting of shareholders and being available to respond to questions at that time;
(b)	adopting a communication policy for the Company;
(c)	establishing measures for receiving feedback from stakeholders;
(d)
monitoring investor relations programs and communications with analysts, the media and the public and reviewing and approving the disclosure of material information in accordance with the Company’s disclosure policy;

Other
(a)	performing any other activities consistent with this Charter, the Company’s by-laws and governing laws that the Board determines are necessary or appropriate.
OTHER AUTHORITY AND RESPONSIBILITIES
Access to Records and Personnel: The Board will have full access to any relevant records of the Company and its subsidiaries that it deems necessary to carry out its responsibilities. The Board may request that any officer or other employee of the Company or any advisor to the Company meet with members of the Board or its advisors, as it deems necessary to carry out its responsibilities.
Independent Advisors: The Board will have the authority to engage, terminate and determine funding for independent legal counsel, accounting advisors, compensation consultants and other advisors (the “Advisors”) as it deems necessary to carry out its responsibilities. Such Advisors may be the regular advisors to the Company. The Board is empowered to cause the Company or any of its subsidiaries, as applicable, to pay the compensation of the Advisors as established by the Board.

Funding: The Board shall have the authority to determine and approve funding (which will be supplied by the Company) for: (i) payment of compensation to any Advisors engaged by the Board; and (ii) ordinary administrative expenses of the Board or any other expenses that are necessary or appropriate in carrying out its duties.
Delegation: The Board may form and delegate authority to subcommittees and may delegate authority to the Chair or one or more designated directors.
Board Performance and Charter Review: The Board will annually review and assess its performance, effectiveness and contribution, including an evaluation of whether this Charter appropriately addresses the matters that are and should be within its scope. The Board will conduct such review and assessment in such manner as it deems appropriate with the assistance of the Nominating and Governance Committee.
Other: The Board will perform any other activities consistent with this Charter, the Company’s by-laws and governing laws that the Board determines are necessary or appropriate.
Nothing contained in this Charter is intended to expand applicable standards of conduct under statutory or regulatory requirements for the directors of the Company.
Approved by the Board of Directors on August 10, 2021 and effective as of August 10, 2021.

Ministerial change as of May 11, 2023 renaming the Health, Safety, Environmental, Quality and Technical Committee to the Health, Safety, Environment & Sustainability Committee.

ANNEX B

Li-Cycle Holdings Corp.
Corporate Governance Disclosure
Board Meetings
During the fiscal year ended December 31, 2023, the Board held 19 meetings. The attendance of the individual directors was as follows:
Director	Number of Meetings Attended
Tim Johnston (Chair)	19/19
Ajay Kochhar	19/19
Mark Wellings	17/19
Anthony Tse	15/19
Scott Prochazka	18/19
Kunal Sinha	15/19
Jacqueline A. Dedo	19/19
Susan Alban(1)	12/13
Diane Pearse(2)	12/13
(1)	Susan Alban was elected to the Board on April 27, 2023.
(2)	Diane Pearse was appointed to the Board on April 27, 2023.
Audit Committee
During the fiscal year ended December 31, 2023, the Audit Committee held 10 meetings. The attendance of the individual directors was as follows:
Director	Number of Meetings Attended
Scott Prochazka (Chair)	10/10
Mark Wellings	10/10
Jacqueline A. Dedo(1)	8/8
Diane Pearse(2)	7/8
(1)	Jacqueline A. Dedo was appointed to the Audit Committee on April 27, 2023.
(2)	Diane Pearse was appointed to the Audit Committee on April 27, 2023.

B-2
Nominating and Governance Committee
During the fiscal year ended December 31, 2023, the Nominating and Governance Committee held 4 meetings. The attendance of the individual directors was as follows:
Director	Number of Meetings Attended
Mark Wellings (Chair)	3/4
Scott Prochazka	4/4
Jacqueline A. Dedo	4/4
Compensation Committee
During the fiscal year ended December 31, 2023, the Compensation Committee held 10 meetings. The attendance of the individual directors was as follows:
Director	Number of Meetings Attended
Jacqueline A. Dedo (Chair)	9/10
Mark Wellings	9/10
Scott Prochazka	10/10
Susan Alban(1)	8/8
(1)	Susan Alban was appointed to the Compensation Committee on April 27, 2023.
Health, Safety, Environment and Sustainability Committee
During the fiscal year ended December 31, 2023, the HSES Committee held 4 meetings. The attendance of the individual directors was as follows:
Director	Number of Meetings Attended
Anthony Tse (Chair)	4/4
Kunal Sinha	1/4
Jacqueline A. Dedo(1)	1/1
Susan Alban(1)	3/3
Diane Pearse(2)	3/3
(1)	Jacqueline A. Dedo stepped down from the HSES Committee on April 27, 2023. Susan Alban was appointed to the HSES Committee on April 27, 2023.
(2)	Diane Pearse was appointed to the Compensation Committee on April 27, 2023.

ANNEX C

Li-Cycle Holdings Corp.
Audit Committee Charter
See attached.

Li-Cycle Holdings Corp.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
FUNCTION AND PURPOSE
The Audit Committee (the “Committee”) will assist the Board of Directors (the “Board”) of Li- Cycle Holdings Corp. (the “Company”) in fulfilling its oversight responsibilities by:
a)	monitoring the integrity of the Company’s financial statements, financial reporting process and systems of internal controls and procedures;
b)	ensuring compliance by the Company with applicable legal and regulatory requirements;
c)	reviewing areas of potential significant financial risk to the Company;
d)	evaluating the independent auditor's independence and qualifications; and
e)	monitoring the performance of the independent auditors, as well as any other public accounting firm engaged to perform other audit, review, or attestation services.
While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is that of oversight. The Committee is not responsible for planning or conducting the audit or determining whether the financial statements of the Company are complete and accurate and in accordance with applicable accounting rules. Such activities are the responsibility of management and the independent auditors. The Committee and its members are not preparers, auditors, or certifiers of the financial statements or guarantors of the independent auditors' reports. It is not the duty or responsibility of the Committee to ensure that the Company complies with all laws and regulations. The Committee and each of its members will be entitled to rely on:
a)	the integrity of those persons and organizations within and outside of the Company from which it receives information;
b)
the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which will be promptly reported to the Board); and

c)	representations made by management as to any audit and non-audit services provided by the independent auditors.

COMPOSITION AND ORGANIZATION
Membership and Qualifications
Composition: The Committee will be composed of at least three directors, including a chair of the Committee (the “Chair”), all appointed by the Board after considering any recommendation of the Nominating and Corporate Governance Committee. Each member of the Committee will serve until his or her successor is duly appointed, or upon resignation or removal by the Board.
Independence: Each member of the Committee must qualify as “independent” and meet the experience and expertise requirements of the applicable stock exchange and securities regulatory authorities. At least one member of the Committee must qualify as an “audit committee financial expert” as defined in accordance with the applicable securities regulatory authorities and stock exchanges on which the Company’s securities are listed.
Financial Literacy: All members of the Committee must be financially literate, as defined by the applicable securities regulatory authorities and stock exchanges on which the Company’s securities are listed. A director who is not financially literate may be appointed to the Committee, provided that such director becomes financially literate within a reasonable period of time following such appointment.
Service on Other Boards. No member of the Committee may serve simultaneously on the audit committee of more than two other public companies without a determination by the Board that such service would not impair the member's ability to serve on the Committee.
Meetings
Frequency: The Committee will meet at least four times a year at such times and locations (if any) as the Chair deems necessary to fulfill the Committee’s responsibilities. The Committee may meet with the independent auditors, head of internal audit function, and management jointly or separately, to the extent the Committee deems necessary and appropriate.
Agendas and Notice: In consultation with the Corporate Secretary, the Chair will establish the meeting dates and the meeting agenda. The Corporate Secretary will send notice of each Committee meeting and information concerning the business to be conducted at such meeting, to each member of the Committee not less than 48 hours prior to each meeting, provided that notice need not be sent for any regularly scheduled meeting. The Chair, or a majority of the members of the Committee, may call a special meeting of the Committee at any time. Attendance at a meeting shall constitute a waiver of notice of such meeting, except attendance for the express purpose of objecting to the notice. While the Committee is expected to communicate regularly with management of the Company, the Committee will exercise a high degree of independence in establishing its meeting agenda and in carrying out its responsibilities.
Holding and Recording Meetings: Committee meetings may be held in person, telephonically or by other electronic means, or action may be taken by written consent in accordance with the applicable corporate law. The Committee may act by a majority vote at a meeting of the Committee or unanimous written resolution. The Committee will keep written minutes of its meetings and submit such minutes to the Board. The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate.
Quorum: A majority of the members of the Committee, present in person or by telephone or other electronic means, will constitute a quorum for meetings of the Committee.
AUTHORITY AND RESPONSIBILITIES
Independent Auditors
Hiring and Selection of Independent Auditors: The Committee will have the sole authority and the direct responsibility for the appointment, compensation, retention, termination and oversight of the independent auditors for the Company (including the resolution of disagreements between management and the independent auditors regarding financial controls or financial reporting) and the independent auditors will report directly to the Committee.
Performance and Independence of Independent Auditors: The Committee will evaluate the qualifications and performance and confirm the independence of the independent auditors on an ongoing basis, but not less frequently than annually. The Committee will confirm receipt at least annually from the independent auditors of a formal written statement delineating all relationships between the Company and its subsidiaries and the independent auditors, consistent with applicable accounting rules and standards. The Committee will discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors and will take, or recommend that the Board take, appropriate action to oversee the independence of the auditors. The Committee shall review a written report at least annually from the independent auditors explaining the auditors’ internal quality-control procedures and any issues raised by the most recent internal quality-control review (or any peer review or inquiry or investigation by governmental or professional authorities), within the preceding five years, and any steps to deal with any such issues.
Approval of Independent Auditor Services: The Committee will review and approve the independent auditors' annual engagement letter and all audit, audit-related, tax and other non- audit permissible services proposed to be provided by the independent auditors, and the fees for such services. The Committee is responsible for establishing policies and procedures for the Committee’s pre-approval of permitted services by the independent auditors or other registered public accounting firms on an on-going basis. So long as any pre-approval of any transaction or service is presented to the full Committee at its next regularly scheduled meeting, the Committee can delegate to the Chair or one or more members of the Committee the authority to pre-approve audit and permissible non-audit services.
Oversight of Auditors; Audit Plan. The Committee will review and discuss with the independent auditors the overall scope and results of the annual audit and other financial reviews, including the adequacy of staffing and rotation of audit partners as required by applicable law or regulatory authority.

Review of Independent Auditor Report: The Committee will review: (i) any reports required to be prepared by the independent auditors on all critical accounting policies and practices to be used; (ii) all alternative treatments within applicable accounting rules for policies and practices related to material items that have been discussed with management, including the ramifications of such alternative disclosures and treatments and the treatment preferred by the independent auditors; (iii) other significant reporting issues and judgments, significant regulatory, legal and accounting initiatives, rules and developments that may have a material impact on the Company’s financial statements and their anticipated impact, compliance programs and policies; and (iv) any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences. The Committee will also discuss with the independent auditors and then disclose those matters whose disclosure is required by applicable accounting or auditing standards.
Financial Reporting Process
Accounting Procedures: The Committee will assist the Board in discharging its responsibility in relation to the quality, acceptability, and integrity of the Company’s accounting policies and principles, reporting practices and internal controls.
Open Communication: The Committee will provide and facilitate an open avenue of communication between the independent auditors, the Board, management and the accounting and finance department of the Company. The independent auditor shall have a direct line of communication to the Committee and may bypass management if deemed necessary. The independent auditor shall report to the Committee and is ultimately accountable to the Committee and the Board.
System of Financial Controls: The Committee will discuss with management, and provide oversight over, the design, implementation, adequacy and effectiveness of the Company’s internal controls and disclosure controls and procedures, and material changes in such controls (including all internal and external people, resources, policies, processes and enforcement) aimed at ensuring the integrity and compliance of the books and records of the Company in accordance with US generally accepted accounting principles and other applicable laws and regulations and sound business practices.
The Committee will review any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting, and any required disclosures regarding the Company’s internal controls. The Committee will also review with management and the independent auditors processes to ensure (i) that the necessary books, records and accounts have sufficient detail to accurately and fairly reflect the Company’s transactions; (ii) that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, and for the review of the Company’s disclosure controls and procedures and to periodically assess the adequacy of those procedures and recommend any proposed changes to the Board for consideration; and (iii) that adequate processes are in place for assessing the risk of material misstatements in the financial statements and for detecting control weaknesses or fraud.

Annual Audit Review: The Committee will review with management and the independent auditors the results of the annual audit of the Company for each fiscal year together with the independent auditors' audit report thereon, including the Company’s accounting principles and practices, significant judgments, estimates, known and likely misstatements identified during the audit (other than those the independent auditors believe to be insignificant). In performing such review, the Committee will review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Committee's attention by management or the independent auditors, or which are raised by members of the Committee. Such risks and exposures may include but are not limited to: (i) threatened and pending litigation; (ii) claims against the Company or any of its subsidiaries; (iii) tax matters, regulatory compliance and correspondence from regulatory authorities; and (iv) environmental exposure. Following its review, the Committee will report thereon to the Board and make a recommendation to the Board regarding the approval of the audited annual financial statements by the Board and their filing with applicable securities regulatory authorities.
Quarterly Reviews: The Committee will review with management and the independent auditors the financial statements of the Company each quarter and related notes, including the quarterly financial statements, the specific disclosures made under “Management's Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”), financial reports, financial projections and other applicable financial disclosure, prior to the public disclosure of such information and together with the independent auditors’ review thereof pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. Following its review, the Committee will approve the quarterly financial statements and their filing with applicable securities regulatory authorities (under the authority expressly delegated by the Board to the Committee).
Financial Reporting Disclosure: The Committee will review with management and the independent auditors the audited annual financial statements and related notes, including the auditors’ report thereon, the specific disclosures made under MD&A, financial reports, financial projections and other applicable financial disclosure, prior to the public disclosure of such information, and the Committee will be responsible for making a recommendation to the Board as to whether the Company’s financial statements be included in any report filed, as applicable, with any securities regulatory authority.
CEO and CFO Certifications. The Committee will review the development and implementation of the Chief Executive Officer’s and Chief Financial Officer’s annual certification plan, receive the CEO and CFO certifications of quarterly and annual filings made in accordance with applicable Canadian and United States securities laws and review the interim and annual CEO and CFO certifications.
Earnings Announcements. The Committee will review and discuss with management and the independent auditors any earnings press releases, earnings guidance provided to analysts and rating agencies, and other public announcements regarding the Company’s results of operations. Following its review, the Committee will make a recommendation to the Board regarding the approval and public filing of such earnings press releases, earnings guidance and other public announcements (except in the case of press releases and other public announcements in connection with the Company’s quarterly financial statements, which may be approved by the Committee under authority expressly delegated by the Board to the Committee).
General Finance Oversight
Financial Resources: As requested by the Board, the Committee will review and make recommendations to the Board with respect to the Company’s financial resources, financing requirements, and any significant transactions outside the ordinary course of business of the Company.
Hedging & Treasury Management: The Committee will periodically review and receive reports from management with respect to the Company’s hedging strategies and investment strategies (if any) and related matters.
IT & Cybersecurity: The Committee will periodically review and receive reports from management regarding risks and exposures related to information technology, cyber security, data protection and privacy.
Risk Management & Insurance: The Committee will quarterly review and receive reports from management, including the Company’s internal audit function, regarding risk management and insurance programs and other necessary practices and procedures to monitor and control major business, operational and financial risks. The Committee will annually review with management the Company’s business continuity, resiliency, disaster preparedness and crisis management planning.
Tax. The Committee will periodically review and receive reports from management regarding tax planning, audits and related risk.
Related Party Transactions
The Committee will review and approve or ratify, in accordance with the Company’s policies as approved by the Committee, all related party transactions as defined by applicable rules and regulations.
Review of Hiring of Individuals Employed by Independent Auditors of the Company
The Committee will oversee the policies and procedures as required by applicable rules and regulations governing how the Company may employ or receive services from individuals who are or once were partners of or employed by the present and former independent auditors of the Company.
Internal Audit Function
The Committee will oversee, periodically review, and as appropriate, make recommendations to the Board concerning the design, scope, implementation, resources and performance of the Company’s internal audit function (including internal or external personnel responsible for such function), and its mandate, audit plans, procedures and results. In coordination with the independent auditor, the Committee shall periodically discuss responsibilities, objectives, independences, budget and staffing of the internal audit function and continued overall effectiveness of the internal audit function. The Committee will regularly meet with the head of the internal audit function and review summaries of significant findings in the reports of the internal audit function as well as the resolution or remediation of such findings. At least annually, the Committee shall review the performance of the head of internal audit function and convey its findings to management.
Legal Compliance; Investigations
The Committee will be responsible for overseeing legal and regulatory matters that may have a material impact on financial statements and the Company’s business. The Committee shall have access to and meet separately, periodically, with management, the General Counsel, and internal and independent auditors in connection with such review. The General Counsel has express authority to communicate at any time with the Committee about compliance matters.
Complaint Handling Process (i.e., “Whistleblower Reporting”)
Submission of Complaints: The Committee will establish, maintain and oversee the procedures for: (i) the receipt, retention, and treatment of complaints regarding accounting, internal controls, or audit matters; and (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, audit or internal control matters.
OTHER AUTHORITY AND RESPONSIBILITIES
Access to Records and Personnel: The Committee will have full access to any relevant records of the Company and its subsidiaries that it deems necessary to carry out its responsibilities. The Committee may request that any officer or other employee of the Company or any of its subsidiaries or any advisor to the Company meet with members of the Committee or its advisors, as it deems necessary to carry out its responsibilities.
Independent Advisors: The Committee will have the authority to engage, terminate and determine funding for such independent legal counsel, accounting advisors and other advisors (the “Advisors”) as it deems necessary to carry out its responsibilities. Such Advisors may be the regular advisors to the Company. The Committee is empowered to cause the Company or any of its subsidiaries, as applicable, to pay the compensation of the Advisors as established by the Committee.
Funding: The Committee shall have the authority to determine and approve funding (which will be supplied by the Company) for: (i) payment of compensation to the independent external auditors or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) any other Advisors engaged by the Committee; and (iii) ordinary administrative expenses of the Committee or any other expenses that are necessary or appropriate in carrying out its duties.
Reports to Board of Directors: The Committee will report regularly to the Board regarding the meetings of the Committee with such recommendations to the Board as the Committee deems appropriate.

Review of this Charter: At least once a year, the Committee will review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for consideration and approval.
Annual Committee Evaluation: The Committee will annually evaluate its performance and report to the Board on the results of the review, including any recommended changes contained therein for approval by the Board.
Delegation: The Committee may form and delegate authority to subcommittees and may delegate authority to the Chair or one or more designated members of the Committee. The Committee cannot delegate its responsibilities to non-committee members.
Other Responsibilities: The Committee will take such other action with respect to the matters set out herein as may be delegated from time to time by the Board, and shall perform such other duties as may be required by applicable law or requested by the Board or deemed appropriate by the Committee. The Committee will discharge its responsibilities, and will assess the information provided to the Committee, in accordance with its business judgment. The Committee will have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate.
Approved by the Board of Directors on August 10, 2021 and last amended/restated effective as of January 29, 2024.

ANNEX D
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2024
Li-Cycle Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)
Province of Ontario, Canada	001-40733	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
207 Queens Quay West, Suite 590, Toronto, ON M5J IA7, Canada
(Address of principal executive offices, including zip code)
(877) 542-9253
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	LICY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.
On March 28, 2024, KPMG LLP (“KPMG”), the independent registered public accounting firm of Li-Cycle Holdings Corp. (the “Company”), notified the Company that it has decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor. However, KPMG has advised the Company that it will remain the Company’s independent registered public accounting firm until completion of its review of the consolidated interim financial statements of the Company and subsidiaries as of and for the three months ended March 31, 2024 and, if requested by the Company, as of and for the three and six months ended June 30, 2024. As described below, the decision by KPMG to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor is not the result of any disagreement with the Company.
The Audit Committee of the Board of Directors of the Company (the “Audit Committee”) has commenced a process to identify, and recommend the appointment by the shareholders of, a new independent registered public accounting firm to replace KPMG.
The audit reports of KPMG on the Company’s consolidated financial statements as of and for the year ended December 31, 2023, the two-month period ended December 31, 2022 and the year ended October 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:
•
KPMG’s report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended December 31, 2023, the two-month period ended December 31, 2022 and the year ended October 31, 2022 contained a separate paragraph stating that: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1(iii) to the consolidated financial statements, the Company has suffered recurring losses from operations since inception, continued cash outflows from operating activities and paused its construction of the Rochester Hub project, that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1(iii). The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

•
During the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports.

In addition, during the year ended December 31, 2023, the two-month period ended December 31, 2022, the year ended October 31, 2022 and the subsequent interim period through the date hereof, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except as follows:
•
KPMG’s report on the effectiveness of the Company’s internal control over financial reporting (“ICFR”) as of December 31, 2023, advised the Company of, and the Company also disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended December 31, 2023 (filed March 15, 2024) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment due to insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner, (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its ICFR, resulting from the insufficient number of experienced personnel described above, (c) an ineffective information and communication processes, related to insufficient communication of internal control information and the operating ineffectiveness of its general IT controls to ensure the quality and timeliness of information used in control activities, including related to service organizations and (d) ineffective process-level and financial statement close control activities primarily due to a lack of sufficient documentation to provide evidence of operating effectiveness of controls;

•
KPMG’s report on the effectiveness of the Company’s ICFR as of October 31, 2022, advised the Company of, and the Company also disclosed in Item 15 of the Company’s Form 20-F for the year ended October 31, 2022 (filed February 6, 2023) certain material weaknesses in the Company’s ICFR related to (a) an ineffective control environment, resulting from an insufficient number of experienced personnel with the appropriate technical training to allow for a detailed review of transactions that would identify errors in a timely manner; (b) an ineffective risk assessment process to identify all relevant risks of material misstatement and to evaluate the implications of relevant risks on its internal control over financial reporting, resulting from the insufficient number of experienced personnel described above; (c) an ineffective information and communication process to ensure the relevance, timeliness and quality of information used in control activities, resulting from: (i) insufficient communication of internal control information, including objectives and responsibilities; and (ii) ineffective general IT controls and controls over information from a service organization; (d) an ineffective monitoring process, resulting from the evaluation and communication of internal control deficiencies not being performed in a timely manner; and (e) ineffective control activities related to the design, implementation and operation of process level controls and financial statement close controls, as a consequence of the above, which had a pervasive impact on the Company's internal control over financial reporting.

The Audit Committee engaged in discussions regarding these material weaknesses with KPMG and the Company has authorized KPMG to respond fully to the inquiries of any successor accountant concerning the foregoing material weaknesses.

The Company provided KPMG with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested KPMG furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 2, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
The following Exhibits are filed as part of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 2, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
LI-CYCLE HOLDINGS CORP.

	By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: Co-Founder, President & CEO and Director
Date: April 2, 2024

Li-Cycle

LI-CYCLE HOLDINGS CORP.
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:30 a.m. EDT on May 21, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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LI-CYCLE HOLDINGS CORP.

The Board of Directors and management of Li-Cycle Holdings Corp. recommend you vote FOR proposals 1, 2, 3 and 4.

Nominees:	**For**	**Withhold**
1a. Susan Alban	☐	☐
1b. Tim Johnston	☐	☐
1c. Ajay Kochhar	☐	☐
1d. Diane Pearse	☐	☐
1e. Scott Prochazka	☐	☐
1f. Kunal Sinha	☐	☐
1g. Anthony Tse	☐	☐
1h. Mark Wellings	☐	☐
1i. Jacqueline A. Dedo	☐	☐

	For	**Withhold**
2. The appointment of Li-Cycle Holdings Corp.'s independent registered public accounting firm to serve as independent auditor for the fiscal year ending December 31, 2024 and to authorize the Board of Directors to fix their remuneration.	☐	☐

	For	**Against**	**Abstain**
3. Approve a special resolution authorizing an amendment to Li-Cycle Holdings Corp.'s articles to implement a consolidation of the company's issued and outstanding common shares on the basis of a consolidation ratio within a range between 2 pre-consolidation common shares for 1 post-consolidation common share and 8 pre-consolidation common shares for 1 post-consolidation common share, with the ratio to be selected and implemented by the Board of Directors in its sole discretion, if at all, at any time prior to the next annual meeting of the Shareholders.	☐	☐	☐
4. Approve, on an advisory basis, the compensation of Li-Cycle Holdings Corp.'s named executive officers.	☐	☐	☐

The Board of Directors and management of Li-Cycle Holdings Corp. recommend you vote 1 YEAR on proposal 5.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Vote, on an advisory basis, in respect of the frequency of future advisory votes on the compensation of Li-Cycle Holdings Corp.'s named executive officers.	☐	☐	☐	☐

The Board of Directors and management of Li-Cycle Holdings Corp. recommend you vote FOR proposal 6.	**For**	**Against**	**Abstain**
6. Approve any adjournment of the annual general and special meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V39343-P06720

LI-CYCLE HOLDINGS CORP.
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
MAY 23, 2024 8:30 A.M. EDT
THIS PROXY IS SOLICITED BY THE MANAGEMENT OF LI-CYCLE HOLDINGS CORP.

Appointment of Proxyholder:

I/We being holder(s) of Li-Cycle Holdings Corp. hereby appoint:
Ajay Kochhar and Tim Johnston, or either of them,

OR

Print the name of the person you are appointing if this person is someone other than the management nominees.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of Shareholders of Li-Cycle Holdings Corp. to be held at www.virtualshareholdermeeting.com/LICY2024 on May 23, 2024, at 8:30 A.M. EDT and at any adjournment or postponement thereof. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided above.**

INSTRUCTIONS:

1. **This Form of Proxy is solicited by and on behalf of the Management of Li-Cycle Holdings Corp.**
2. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Meeting and with respect to other matters that may properly be brought before the Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.
3. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.
4. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. **If you vote by Internet or telephone, do not mail back this Form of Proxy.**
5. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.
6. **This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the Proxy Statement, except in the case of your appointment of an Appointee.**
7. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the Proxy Statement.
8. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
9. If the items listed in the Proxy Statement are different from the items listed on the other side of this form, the Proxy Statement will be considered correct.
10. This Form of Proxy should be read in conjunction with the accompanying Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors and the management of Li-Cycle Holdings Corp.

Continued and to be signed on reverse side